As filed with the Securities and Exchange Commission on May 16, 2007
                         Securities Act File No. 333-[ ]
                     Investment Company Act File No. 811-[ ]

===============================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM N-2

                             -----------------------

                        (Check Appropriate Box or Boxes)

         [X] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
         [ ] Pre-Effective Amendment No.
         [ ] Post-Effective Amendment No.

                                     and/or

         [X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
         [ ] Amendment No. __

                             -----------------------

            THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
               (Exact Name of Registrant as Specified in Charter)

                             -----------------------

                              One Corporate Center
                            Rye, New York 10580-1422
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (800) 422-3554

                                 Bruce N. Alpert
            The Gabelli Global Gold, Natural Resources & Income Trust
                              One Corporate Center
                            Rye, New York 10580-1422
                                 (914) 921-5100
                     (Name and Address of Agent for Service)

                             -----------------------

                                   Copies to:

      Richard T. Prins, Esq.                          James E. McKee, Esq.
 Skadden, Arps, Slate, Meagher &                The Gabelli Global Gold, Natural
             Flom LLP                               Resources & Income Trust
          4 Times Square                              One Corporate Center
     New York, New York 10036                       Rye, New York 10580-1422
          (212) 735-3000                                 (914) 921-5100

     Approximate date of proposed public offering: From time to time after the effective date of this Registration Statement.

     If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box. [X]

     It is proposed that this filing will become effective (check appropriate box)

     [X] When declared effective pursuant to section 8(c).

     If appropriate, check the following box:

     [ ] This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

     [ ] This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration number of the earlier effective registration statement for the same offering is __________.

                             -----------------------

     CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


====================================================================================================================================
                                          Amount Being       Proposed Maximum           Proposed Maximum          Amount of
Title of Securities                        Registered    Offering Price Per Share Aggregate Offering Price(1)  Registration Fee
------------------------------------------------------------------------------------------------------------------------------------
Preferred Shares of Beneficial Ownership   [ ] Shares              $[ ]                   $100 million               $3,070
------------------------------------------------------------------------------------------------------------------------------------
Common Shares of Beneficial Ownership      [ ] Shares              $[ ]                   $250 million               $7,675
====================================================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee. In no event will the aggregate initial offering price of all shares offered from time to time pursuant to the prospectus included as a part of this Registration Statement exceed $350 million.
                             -----------------------

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

            THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
                              CROSS-REFERENCE SHEET

                              PART A-THE PROSPECTUS


Items in Part A of Form N-2                                                                  Location in Prospectus

Item 1.   Outside Front Cover                                                Front Cover Page
Item 2.   Cover Pages; Other Offering Information                            Front Cover Page; Inside Front Cover Pate
Item 3.   Fee Table and Synopsis                                             Prospectus Summary:  Table of Fees and Expenses
Item 4.   Financial Highlights                                               Financial Highlights
Item 5.   Plan of Distribution                                               Prospectus Summary; Underwriting
Item 6.   Selling Shareholders                                               Not Applicable
Item 7.   Use of Proceeds                                                    Use of Proceeds
Item 8.   General Description of the Registrant                              Outside Front Cover; Risk Factors and Special
                                                                             Considerations; Investment  Objective and Policies;
                                                                             Price Range of Common Stock; Net Asset Value;
                                                                             Custodian, Transfer Agent and Dividend Disbursing
                                                                             Agent; Independent Registered Public Accounting Firm;
                                                                             Additional Information
Item 9.   Management                                                         Management of the Fund
Item 10.  Capital Stock, Long-Term Debt and Other Securities                 Prospectus Summary; Dividends and Distributions;
                                                                             Taxation; Risk Factors and Special Considerations;
                                                                             Description of the Shares; Anti-Takeover Provisions
                                                                             of the Fund's Governing Documents; Closed-end Fund
                                                                             Structure; Custodian, Transfer Agent and Dividend
                                                                             Disbursing Agent; Independent Registered Public
                                                                             Accounting
                                                                             Firm; Additional Information
Item 11.  Defaults and Arrears on Senior Securities                          Not Applicable
Item 12.  Legal Proceedings                                                  Management of the Fund
Item 13.  Table of Contents of the Statement of Additional Information       Table of Contents of the Statement of Additional
                                                                             Information

                  PART B - STATEMENT OF ADDITIONAL INFORMATION

Items in Part B of Form N-2(1)                                                               Location in Prospectus

Item 14.            Cover Page                                               Not Applicable
Item 15.            Table of Contents                                        Table of Contents
Item 16.            General Information and History                          Not Applicable
Item 17.            Investment Objective and Policies                        Investment Objective and Policies
Item 18.            Management of the Company                                Management of the Fund
Item 19.            Control Persons and Principal Shareholders               Management of the Fund
Item 20.            Investment Advisory and Other Services                   Management of the Fund; Experts
Item 21.            Portfolio Managers                                       Not Applicable
Item 22.            Brokerage, Allocation and Other Practices                Portfolio Transactions
Item 23.            Tax Status                                               Taxation
Item 24.            Financial Statements                                     Incorporation by Reference


                            PART C-OTHER INFORMATION

    Items 25-34 have been answered in Part C of this Registration Statement.

-----------------------------
(1) Pursuant to General Instructions to Form N-2, all information required by Part B: Statement of Additional Information has been incorporated into Part A: The Prospectus of the Registration
     Statement.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
PROSPECTUS SUMMARY.............................................................1

SUMMARY OF FUND EXPENSES......................................................15

USE OF PROCEEDS...............................................................16

FINANCIAL HIGHLIGHTS............................................................

THE FUND 16

INVESTMENT OBJECTIVE AND POLICIES.............................................16

RISK FACTORS AND SPECIAL CONSIDERATIONS.......................................24

MANAGEMENT OF THE FUND........................................................35

PORTFOLIO TRANSACTIONS........................................................38

DIVIDENDS AND DISTRIBUTIONS...................................................38

AUTOMATIC DIVIDEND REINVESTMENT AND VOLUNTARY CASH PURCHASE PLAN..............38

DESCRIPTION OF THE SHARES.....................................................39

ANTI-TAKEOVER PROVISIONS OF THE FUND'S GOVERNING DOCUMENTS....................47

CLOSED-END FUND STRUCTURE.....................................................48

REPURCHASE OF COMMON SHARES...................................................49

NET ASSET VALUE...............................................................49

TAXATION 50

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT.......................52

PLAN OF DISTRIBUTION..........................................................52

LEGAL MATTERS.................................................................54

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................................54

ADDITIONAL INFORMATION........................................................54

PRIVACY PRINCIPLES OF THE FUND................................................55

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION......................55

                             Subject to Completion,
                Preliminary Base Prospectus dated _________, 2007

-------------------------------------------------------------------------------

PROSPECTUS                                            [GABELLI GRAPHIC OMITTED]


            The Gabelli Global Gold, Natural Resources & Income Trust
                      Common Shares of Beneficial Interest
                            -------------------------

     Investment Objective. The Gabelli Global Gold, Natural Resources & Income Trust, (the "Fund") is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's primary investment objective is to provide a high level of current income. The Fund's secondary investment objective is to seek capital appreciation consistent with the Fund's strategy and its primary objective. The Fund's investment adviser is Gabelli Funds, LLC. An investment in the Fund is not appropriate for all investors. We cannot assure you that the Fund's objectives will be achieved.

     Under normal market conditions, the Fund will attempt to achieve its objectives by investing at least 80% of its assets in equity securities of companies principally engaged in the gold industry and the natural resources industries. The Fund will invest at least 25% of its assets in the equity securities of companies principally engaged in the exploration, mining, fabrication, processing, distribution or trading of gold or the financing, managing, controlling or operating of companies engaged in "gold-related" activities. In addition, the Fund will invest at least 25% of its assets in the equity securities of companies principally engaged in the exploration, production or distribution of natural resources, such as gas, oil, paper, food and agriculture, forestry products, metals and minerals as well as related transportation companies and equipment manufacturers. The Fund may invest in the securities of companies located anywhere in the world. As part of its investment strategy, the Fund intends to earn income through an option strategy of writing (selling) covered call options on equity securities in its portfolio. When the Fund sells a covered call option, it receives income in the form of the premium paid by the buyer of the call option, but the Fund forgoes the opportunity to participate in any increase in the value of the underlying equity security above the exercise price of the option. See "Investment Objective and Policies."

     We may offer, from time to time, in one or more offerings, our common shares or preferred shares, each having a par value of $0.001 per share. Shares may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each a "Prospectus Supplement"). You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our shares.

     Our shares may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents or underwriters involved in the sale of our shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. The Prospectus Supplement relating to any sale of Preferred Shares will set forth the liquidation preference and information about the dividend period, dividend rate, any call protection or non-call period and other matters. We may not sell any of our shares through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering of our common shares. Our common shares are listed on the American Stock Exchange under the symbol "GGN." On ________, 2007, the last reported sale price of our common shares was
$      . Shares of closed-end funds often trade at a discount from net asset value. This creates a risk of loss for an investor purchasing shares in an initial public offering.

     Investing in the Fund's shares involves risks. See "Risk Factors and Special Considerations" on page for factors that should be considered before investing in the shares of the Fund.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

     This Prospectus may not be used to consummate sales of shares by us through agents, underwriters or dealers unless accompanied by a Prospectus Supplement.

                            -------------------------

     This Prospectus sets forth concisely the information about us that a prospective investor should know before investing. You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in the common shares, and retain it for future reference. A Statement of Additional Information, dated __________, 2007, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of our annual and semi-annual reports, request a free copy of the Statement of Additional Information, the table of contents of which is on page of this prospectus, request other information about us and make shareholder inquiries by calling (800) GABELLI (422-3554) or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov).

     Our shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

     You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer to sell these securities in any state where the offer or sale is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date of this prospectus.

                               PROSPECTUS SUMMARY

     This is only a summary. This summary may not contain all of the information that you should consider before investing in our shares. You should review the more detailed information contained in this prospectus and the Statement of Additional Information, dated __________, 2007 (the "SAI").

The Fund                 The Gabelli Global Gold, Natural Resources &
                         Income Trust is a closed-end, non-diversified management investment company organized under the laws of the State of Delaware. Throughout this prospectus, we refer to The Gabelli Global Gold, Natural Resources & Income Trust as the "Fund" or as "we." See "The Fund."

The Offering             We may offer, from time to time, in one or more
                         offerings, our common or preferred shares, $0.001 par value per share. The shares may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each a "Prospectus Supplement").
                         The offering price per share of our common shares will not be less than the net asset value per share of our common shares at the time we make the offering, exclusive of any underwriting commissions or discounts.
                         You should read this Prospectus and the applicable
                         Prospectus Supplement carefully before you invest in our shares. Our shares may be offered directly to one or more purchasers, through agents designated from time to time by us or to or through underwriters or dealers.
                         The Prospectus Supplement relating to the offering will identify any agents, underwriters or dealers involved in the sale of our shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. The Prospectus Supplement relating to any sale of preferred shares will set forth the liquidation preference and information about the dividend period, dividend rate, any call protection or non-call period and other matters. We may not sell any of our shares through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering of our shares. Our common shares are listed on the American
                         Stock Exchange under the symbol "GGN." On ________,
                         2007, the last reported sale price of our common shares was $ .

Investment Objective
and Policies             The Fund's primary investment objective is to provide a
                         high level of current income. The Fund's secondary investment objective is to seek capital appreciation consistent with the Fund's strategy and its primary objective.

                         Under normal market conditions, the Fund will attempt to achieve its objectives by investing at least 80% of its assets in equity securities of companies principally engaged in the gold and natural resources industries. The Fund will invest at least 25% of its assets in the equity securities of companies principally engaged in the exploration, mining, fabrication, processing, distribution or trading of gold or the financing, managing, controlling or operating of companies engaged in "gold-related" activities ("Gold Companies"). In addition, the Fund will invest at least 25% of its assets in the equity securities of companies principally engaged in the exploration, production or distribution of natural resources, such as gas, oil, paper, food and agriculture, forestry products, metals and minerals as well as related transportation companies and equipment manufacturers ("Natural Resources Companies"). The Fund may invest in the securities of companies located anywhere in the world. The Fund anticipates that application of its investment policies and strategy currently would cause it to invest in issuers located in eight countries globally, including the U.S. Under normal market conditions, the Fund will invest in the securities of issuers in at least three different countries, including the U.S.

                         Principally engaged, as used in this prospectus, means a company that derives at least 50% of its revenues or earnings or devotes at least 50% of its assets to the indicated businesses. Equity securities may include common stocks, preferred stocks, convertible securities, warrants, depository receipts and equity interests in trusts and other entities. Other Fund investments may include investment companies, including exchange-traded funds, securities of issuers subject to reorganization, derivative instruments, debt (including obligations of the U.S. Government) and money market instruments. As part of its investment strategy, the Fund intends to earn income through an option strategy which will normally consist of writing (selling) call options on equity securities in its portfolio ("covered calls"), but may, in amounts up to 15% of the Fund's assets, consist of writing uncovered call options on securities not held by the Fund, indices comprised of Gold Companies or Natural Resources Companies or exchange traded funds comprised of such issuers and put options on securities in its portfolio. When the Fund sells a call option, it receives income in the form of the premium paid by the buyer of the call option, but the Fund forgoes the opportunity to participate in any increase in the value of the underlying equity security above the exercise price of the option. When the Fund sells a put option, it receives income in the form of the premium paid by the buyer of the put option, but the Fund will have the obligation to buy the underlying security at the exercise price if the price of the security decreases below the exercise price of the option. See "Investment Objective and Policies."

                         The Fund is not intended for those who wish to exploit short-term swings in the stock market.

                         The Investment Adviser's investment philosophy with respect to selecting investments in the gold industry and the natural resources industries is to emphasize quality and value, as determined by such factors as asset quality, balance sheet leverage, management ability, reserve life, cash flow, and commodity hedging exposure. In addition, in making stock selections, the Investment Adviser looks for securities that it believes may have a superior yield as well as capital gains potential and that allow the Fund to earn income from writing covered calls on such stocks.

Preferred Shares
and Borrowings           The Fund has not issued preferred stock or borrowed
                         money to leverage its investments. If the Fund's Board of Trustees determines that it may be advantageous to the holders of the Fund's common shares for the Fund to utilize such leverage, the Fund may issue preferred shares or borrow money. Any preferred shares issued by the Fund will pay distributions either at a fixed rate or at rates that will be reset frequently based on short-term interest rates. Any borrowings may also be at fixed or floating rates. Leverage creates a greater risk of loss as well as a potential for more gains for the common shares than if leverage were not used. See
                         "Principal Risks of the Fund - Leverage Risks". The
                         Fund may also engage in investment management techniques which will not be considered senior securities if the

                         Fund establishes in a segregated account cash or other liquid securities equal to the Fund's obligations in respect of such techniques.

Dividends and
Distributions            The Fund intends to make regular monthly cash
                         distributions of all or a portion of its investment company taxable income (which includes ordinary income and realized short-term capital gains) to common shareholders. The Fund also intends to make annual distributions of its realized capital gains (which is the excess of net long-term capital gains over net short-term capital losses). Various factors will affect the level of the Fund's income, such as its asset mix and use of covered call strategies. To permit the Fund to maintain more stable monthly distributions, the Fund may from time to time distribute less than the entire amount of income earned in a particular period, which would be available to supplement future distributions.
                         As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period. Because the Fund's distribution policy may be changed by the Board of Trustees at any time and the Fund's income will fluctuate, there can be no assurance that the Fund will pay dividends or distributions at a particular rate. See "Dividends and Distributions."

                         Investment company taxable income (including dividend income) and capital gain distributions paid by the Fund will be automatically reinvested in additional shares of the Fund unless a shareholder elects to receive cash or the shareholder's broker does not provide reinvestment services. See "Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan."

                         Use of Proceeds The Fund will use the net proceeds from the offering to purchase portfolio securities in accordance with its investment objective and policies. See "Use of Proceeds."

Listing of the
Common Shares            Common shares are listed on the American Stock Exchange
                         ("Amex"), under the trading or "ticker" symbol "GGN."
                         See "Description of the Shares." Any fixed rate preferred shares would also likely be listed on a stock exchange.

Market Price of
Shares Common shares of closed-end investment companies often trade at prices lower than their net asset value. Common shares of closed-end investment companies may trade during some periods at prices higher than their net asset value and during other periods at prices lower than their net asset value. The Fund cannot assure you that its common shares will trade at a price higher than or equal to net asset value. The Fund's net asset value will be reduced immediately following this offering by the sales load and the amount of the offering expenses paid by the Fund. See "Use of Proceeds."

                         In addition to net asset value, the market price of the Fund's common shares may be affected by such factors as the Fund's dividend and distribution levels (which are affected by expenses) and stability, market liquidity, market supply and demand, unrealized gains, general market and economic conditions and other factors. See "Risk Factors and Special Considerations," "Description of the Shares" and "Repurchase of Common Shares."

                         The common shares are designed primarily for long-term investors, and you should not purchase common shares of the Fund if you intend to sell them shortly after purchase.

                         Fixed rate preferred shares may also trade at premiums to or discounts from their liquidation preference for a variety of reasons, including changes in interest rates.

Risk Factors and Special
Considerations           Risk is inherent in all investing.Therefore, before
                         investing in common shares you should consider the risks carefully.

                         Industry Risks. The Fund's investments will be concentrated in each of the gold industry and in the natural resources industries. Because the Fund is concentrated in these industries, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in the gold or natural resources industries would have a larger impact on the Fund than on an investment company that does not concentrate in such industries.

                         Under normal market conditions the Fund will invest at least 25% of its assets in equity securities of Gold Companies. Equity securities of Gold Companies may experience greater volatility than companies not involved in the gold industry. Investments related to gold are considered speculative and are affected by a variety of worldwide economic, financial and political factors. The price of gold may fluctuate sharply over short periods of time due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of gold, changes in industrial and commercial demand, gold sales by governments, central banks or international agencies, investment speculation, monetary and other economic policies of various governments and government restrictions on private ownership of gold. The Investment Adviser's judgments about trends in the prices of securities of Gold Companies may prove to be incorrect. It is possible that the performance of securities of Gold Companies may lag the performance of other industries or the broader market as a whole.

                         Under normal market conditions the Fund will invest at least 25% of its assets in equity securities of Natural Resources Companies. A downturn in the indicated natural resources industries would have a larger impact on the Fund than on an investment company that does not invest significantly in such industries. Such industries can be significantly affected by supply and demand for the indicated commodities and related services, exploration and production spending, government regulations, world events and economic conditions. The oil, paper, food and agriculture, forestry products, metals and minerals industries can be significantly affected by events relating to international political developments, the success of exploration projects, commodity prices, and tax and government regulations. The stock prices of Natural Resources Companies may also experience greater price volatility than other types of common stocks. Securities issued by Natural Resources Companies are sensitive to changes in the prices of, and in supply and demand for, the indicated commodities. The value of securities issued by Natural Resources Companies may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as weather, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments. The Investment Adviser's judgments about trends in the prices of these securities and commodities may prove to be incorrect. It is possible that the performance of securities of Natural Resources Companies may lag the performance of other industries or the broader market as a whole. See "Risk Factors and Special Considerations -- Industry Risks."

                         Supply and Demand Risk. A decrease in the production of, or exploitation of, gold, gas, oil, paper, food and agriculture, forestry products, metals or minerals or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of the Fund's investments. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, increased competition from alternative energy sources or commodity prices. Sustained declines in demand for the indicated commodities could also adversely affect the financial performance of Gold and Natural Resources Companies over the long-term. Factors which could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, changes in commodity prices, or weather.

                         Depletion and Exploration Risk. Many Gold and Natural Resources Companies are either engaged in the production or exploitation of the particular commodities or are engaged in transporting, storing, distributing and processing such commodities. To maintain or increase their revenue level, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of Gold and Natural Resources Companies may be adversely affected if they, or the companies to whom they provide products or services, are unable to cost-effectively acquire additional products or reserves sufficient to replace the natural decline.

                         Regulatory Risk. Gold Companies and Natural Resources Companies may be subject to extensive government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and in some cases the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future, which would likely increase compliance costs and may adversely affect the financial performance of Gold Companies and Natural Resources Companies.

                         Commodity Pricing Risk. The operations and financial performance of Gold and Natural Resources Companies may be directly affected by the prices of the indicated commodities, especially those Gold and Natural Resources Companies for whom the commodities they own are significant assets. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, levels of domestic production, impact of governmental regulation and taxation, the availability of transportation systems and, in the case of oil and gas companies in particular, conservation measures and the impact of weather. Volatility of commodity prices which may lead to a reduction in production or supply, may also negatively affect the performance of Gold and Natural Resources Companies which are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for Gold and Natural Resources Companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

                         Risks Associated with Covered Calls and Other Option Transactions. There are several risks associated with writing covered calls and entering into other types of option transactions. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, resulting in a given transaction not achieving its objectives. In addition, a decision as to whether, when and how to use covered call options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the exercise price of the call option, but has retained the risk of loss should the price of the underlying security decline. As the writer of an uncovered call option, the Fund has no risk of loss should the price of the underlying security decline, but bears unlimited risk of loss should the price of the underlying security increase above the exercise price until the Fund covers its exposure.

                         There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. Reasons for the absence of a liquid secondary market for exchange-traded options include the following: (i) there may be insufficient trading interest; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the trading facilities may not be adequate to handle current trading volume; or (vi) the relevant exchange could discontinue the trading of options. In addition, the Fund's ability to terminate over-the-counter options may be more limited than with exchange-traded options and may involve the risk that counterparties participating in such transactions will not fulfill their obligations. See "Risk Factors and Special Considerations -- Risks Associated with Covered Calls and Other Option Transactions."

                         Limitation on Covered Call Writing Risk. The number of covered call options the Fund can write is limited by the number of shares of common stock the Fund holds. Furthermore, the Fund's covered call options and other options transactions will be subject to limitations established by the exchanges on which such options are traded. As a result, the number of covered call options that the Fund may write or purchase may be affected by options written or purchased by it and other investment advisory clients of the Investment Adviser. See "Risk Factors and Special Considerations -- Risks Associated with Covered Calls and Other Option Transactions -- Limitation on Covered Call Writing Risk."

                         Equity Risk. Investing in the Fund involves equity risk, which is the risk that the securities held by the Fund will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate and the particular circumstances and performance of particular companies whose securities the Fund holds. An investment in the Fund represents an indirect economic stake in the securities owned by the Fund, which are for the most part traded on securities exchanges or in the over-the-counter markets. The market value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The net asset value of the Fund may at any point in time be worth less than the amount at the time the shareholder invested in the Fund, even after taking into account any reinvestment of distributions. See "Risk Factors and Special Considerations -- Equity Risk."

                         Foreign Securities Risk. Because many of the world's Gold Companies and Natural Resources Companies are located outside of the United States, the Fund may have a significant portion of its investments in securities that are traded primarily in foreign markets and that are not subject to the requirements of the U.S. securities laws, markets and accounting requirements ("Foreign Securities"). Such investments involve certain risks not involved in domestic investments. Securities markets in certain foreign countries are not as developed, efficient or liquid as securities markets in the U.S. Therefore, the prices of Foreign Securities may be more volatile. In addition, with respect to these securities, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which could cause the Fund to lose money on its investments in Foreign Securities. See "Risk Factors and Special Considerations -- Foreign Securities Risk."

                         Emerging Markets Risk. The Fund may invest without limit in securities of issuers whose primary operations or principal trading market is in an "emerging market." An "emerging market" country is any country that is considered to be an emerging or developing country by the International Bank for Reconstruction and Development (the "World Bank"). Investing in securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments and restrictions on repatriation of capital invested. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Other risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; overdependence on exports, including gold and natural resources exports, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable securities custodial services and settlement practices.

                         Foreign Currency Risk. The Fund expects to invest in companies whose securities are denominated or quoted in currencies other than U.S. dollars or have significant operations or markets outside of the U.S. In such instances, the Fund will be exposed to currency risk, including the risk of fluctuations in the exchange rate between U.S. dollars (in which the Fund's shares are denominated) and such foreign currencies and the risk of currency devaluations. Certain non-U.S. currencies, primarily in developing countries, have been devalued in the past and might face devaluation in the future. Currency devaluations generally have a significant and adverse impact on the devaluing country's economy in the short and intermediate term and on the financial condition and results of companies' operations in that country. Currency devaluations may also be accompanied by significant declines in the values and liquidity of equity and debt securities of affected governmental and private sector entities generally. To the extent that affected companies have obligations denominated in currencies other than the devalued currency, those companies may also have difficulty in meeting those obligations under such circumstances, which in turn could have an adverse effect upon the value of the Fund's investments in such companies. There can be no assurance that current or future developments with respect to foreign currency devaluations will not impair the Fund's investment flexibility, its ability to achieve its investment objective or the value of certain of its foreign currency denominated investments. See "Risk Factors and Special Considerations -- Foreign Currency Risk."

                         Market Discount Risk. Whether investors will realize gains or losses upon the sale of common shares of the Fund will depend upon the market price of the shares at the time of sale, which may be less or more than the Fund's net asset value per share. Since the market price of the common shares will be affected by such factors as the Fund's dividend and distribution levels (which are in turn affected by expenses) and stability, net asset value, market liquidity, the relative demand for and supply of the common shares in the market, unrealized gains, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above net asset value or at, below or above the public offering price. Shares of closed-end funds often trade at a discount from their net asset value and the Fund's shares may trade at such a discount. This risk may be greater for investors expecting to sell their common shares of the Fund soon after the completion of the public offering. The common shares of the Fund are designed primarily for long-term investors, and investors in the common shares should not view the Fund as a vehicle for trading purposes. See "Risk Factors and Special Considerations -- Market Discount Risk."

                         Common Stock Risk. Common stock of an issuer in the Fund's portfolio may decline in price for a variety of reasons including if the issuer fails to make anticipated dividend payments. Common stock is structurally subordinated as to income and residual value to preferred stock and debt in a company's capital structure, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. While common stock has historically generated higher average returns over long measurement periods than fixed income securities, common stock has also experienced significantly more volatility in those returns. See "Risk Factors and Special Considerations -- Common Stock Risk."

                         Convertible Securities Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In the absence of adequate anti-dilution provisions in a convertible security, dilution in the value of the Fund's holding may occur in the event the underlying stock is subdivided, additional equity securities are issued for below market value, a stock dividend is declared, or the issuer enters into another type of corporate transaction that has a similar effect. See "Risk Factors and Special Considerations -- Convertible Securities Risk."

                         Income Risk. The income shareholders receive from the Fund is expected to be based primarily on income the Fund earns from its investment strategy of writing covered calls and dividends and other distributions received from its investments. If the Fund's covered call strategy fails to generate sufficient income or the distribution rates or yields of the Fund's holdings decrease, shareholders' income from the Fund could decline. See "Risk Factors and Special Considerations -- Income Risk."

                         Distribution Risk for Equity Income Portfolio Securities. The Fund intends to invest in the shares of issuers that pay dividends or other distributions. Such dividends or other distributions are not guaranteed, and an issuer may forgo paying dividends or other distributions at any time and for any reason. See "Risk Factors and Special Considerations -- Distribution Risk for Equity Income Portfolio Securities."

                         Special Risks Related to Preferred Securities. Special risks associated with investing in preferred securities include deferral of distributions or dividend payments, in some cases the right of an issuer never to pay missed dividends, subordination to debt and other liabilities, illiquidity, limited voting rights and redemption by the issuer. Because the Fund has no limit on its investment in non-cumulative preferred securities, the amount of dividends the Fund pays may be adversely affected if an issuer of a non-cumulative preferred stock held by the Fund determines not to pay dividends on such stock. There is no assurance that dividends or distributions on preferred stock in which the Fund invests will be declared or otherwise made payable. See "Risk Factors and Special Considerations -- Special Risks Related to

                         Preferred Securities."

                         Interest Rate Risk. Rising interest rates generally adversely affect the financial performance of Natural Resources Companies by increasing their costs of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner.

                         During periods of declining interest rates, the issuer of a preferred stock or fixed income security may be able to exercise an option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may prolong the length of time the security pays a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk. See "Risk Factors and Special Considerations -- Interest Rate Risk."

                         Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund's shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of any variable rate preferred stock or debt securities issued by the Fund would likely increase, which would tend to further reduce returns to common shareholders. See "Risk Factors and Special Considerations -- Inflation Risk."

                         Illiquid Investments. Although the Fund expects that its portfolio will primarily be comprised of liquid securities, the Fund anticipates that it may invest up to 15% of its assets in unregistered securities and otherwise illiquid investments. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act of 1933. An illiquid investment is a security or other investment that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the investment. Unregistered securities often can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act of 1933. Considerable delay could be encountered in either event and, unless otherwise contractually provided for, the Fund's proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund's inability to realize a favorable price upon disposition of unregistered securities, and at times might make disposition of such securities impossible. In addition, the Fund may be unable to sell other illiquid investments when it desires to do so, resulting in the Fund obtaining a lower price or being required to retain the investment. Illiquid investments generally must be valued at fair value, which is inherently less precise than utilizing market values for liquid investments, and may lead to differences between the price a security is valued for determining the Fund's net asset value and the price the Fund actually receives upon sale. See "Risk Factors and Special Considerations -- Illiquid Investments."

                         Investment Companies. The Fund anticipates that it may invest in the securities of other investment companies, including exchange traded funds. To the extent the Fund invests in the common equity of investment companies, the Fund will bear its ratable share of any such investment company's expenses, including management fees. The Fund will also remain obligated to pay management fees to the Investment Adviser with respect to the assets invested in the securities of other investment companies. In these circumstances, holders of the Fund's common shares will be in effect subject to duplicative investment expenses. See "Risk Factors and Special Considerations -- Investment Companies."

                         Special Risks of Derivative Transactions. The Fund may participate in derivative transactions. Such transactions entail certain execution, market, liquidity, hedging and tax risks. Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Adviser's prediction of movements in the direction of the securities, foreign currency and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. See "Risk Factors and Special Considerations -- Special Risks of Derivative Transactions."

                         Lower Grade Securities. The Fund anticipates that it may invest up to 10% of its assets in fixed income and convertible securities rated in the lower rating categories of recognized statistical rating agencies, such as securities rated "CCC" or lower by Standard & Poor's Ratings Services ("S&P") or "Caa" by Moody's Investors Service, Inc. ("Moody's"), or non-rated securities of comparable quality. These high yield securities, also sometimes referred to as "junk bonds," generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. See "Risk Factors and Special Considerations -- Lower Grade Securities."

                         Leverage Risk. The use of leverage, which can be described as exposure to changes in price at a ratio greater than the amount of equity invested, either through the issuance of preferred shares, borrowing or other forms of market exposure, magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. To the extent that the Fund determines to employ leverage in its investment operations, the Fund will be subject to substantial risk of loss. The Fund cannot assure you that borrowings or the issuance of preferred shares will result in a higher yield or return to the holders of the common shares.

                         o Preferred Share Risk. The issuance of preferred shares causes the net asset value and market value of the common shares to become more volatile. If the dividend rate on the preferred shares approaches the net rate of return on the Fund's investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. If the dividend rate on the preferred shares exceeds the net rate of return on the Fund's portfolio, the leverage will result in a lower rate of return to the holders of common shares than if the Fund had not issued preferred shares.

                              Any decline in the net asset value of the Fund's investments would be borne entirely by the holders of common shares. Therefore, if the market value of the Fund's portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. The Fund might be in danger of failing to maintain the required asset coverage of the preferred shares or of losing its ratings on the preferred shares or, in an extreme case, the Fund's current investment income might not be sufficient to meet the dividend requirements on the preferred shares. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the preferred shares.

                              In addition, the Fund would pay (and the holders of common shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares, including additional advisory fees. Holders of preferred shares may have different interests than holders of common shares and at times may have disproportionate influence over the Fund's affairs. Holders of preferred shares, voting separately as a single class, would have the right to elect two members of the board of trustees at all times and in the event dividends become in arrears for two full years would have the right to elect a majority of the trustees until the arrearage is completely eliminated. In addition, preferred Shareholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion of the Fund to open-end status, and accordingly can veto any such changes.

                         o Portfolio Guidelines of Rating Agencies for Preferred Shares and/or Credit Facility. In order to obtain and maintain attractive credit quality ratings for preferred shares or borrowings, the Fund must comply with investment quality, diversification and other guidelines established by the relevant rating agencies. These guidelines could affect portfolio decisions and may be more stringent than those imposed by the 1940 Act.

                         Dependence on Key Personnel. The Investment Adviser is dependent upon the expertise of Mr. Mario J. Gabelli. If the Investment Adviser were to lose the services of Mr. Gabelli, it could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser. See "Risk Factors and Special Considerations -- Dependence on Key Personnel."

                         Long-Term Objective; Not a Complete Investment Program. The Fund is intended for investors seeking a high level of current income. The Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund's investment objective as well as the shareholder's other investments when considering an investment in the Fund. See "Risk Factors and Special Considerations -- Long-term Objective; Not a Complete Investment Program."

                         Management Risk. The Fund is subject to management risk because its portfolio will be actively managed. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. See "Risk Factors and Special Considerations -- Management Risk."

                         Non-Diversified Status. As a non-diversified investment company under the 1940 Act, the Fund may invest a greater portion of its assets in a more limited number of issuers than may a diversified fund, and accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company. See "Risk Factors and Special Considerations -- Non-Diversified Status."

                         Current Developments. As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorists attacks, the war in Iraq and its aftermath and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. The nature, scope and duration of the war and occupation cannot be predicted with any certainty. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, auctions, secondary trading, ratings, credit risk, inflation, energy prices and other factors relating to the common shares. See "Risk Factors and Special Considerations -- Current Developments."

                         Anti-Takeover Provisions. The Fund's governing documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. See "Risk Factors and Special Considerations -- Anti-Takeover Provisions" and "Anti-takeover Provisions of the Fund's Governing Documents."

Management and Fees      Gabelli Funds, LLC serves as the Fund's Investment
                         Adviser and is compensated for its services and its related expenses at an annual rate of 1.00% of the Fund's average weekly net assets. The Investment
                         Adviser is responsible for administration of the Fund and currently utilizes and pays the fees of a third party sub-administrator. See "Management of the Fund."

                         The Securities and Exchange Commission (the "SEC"), the New York Attorney General and officials of other states have been conducting inquiries into, and bringing enforcement and other proceedings regarding, trading abuses involving open-end investment companies. The Investment Adviser has received information requests and subpoenas from the SEC and the New York Attorney General in connection with these inquiries. The Investment Adviser and its affiliates have been complying with these requests and have implemented additional compliance policies and procedures in response to recent industry initiatives and their internal reviews of their mutual fund practices in a variety of areas. In February 2007, the Investment Adviser made an offer of settlement to the SEC staff for communication to the SEC for consideration to resolve this matter. This offer of settlement is subject to final agreement regarding specific language of the SEC's administrative order and other settlement documents. For further details, see "Management of the Fund -- Regulatory Matters."

Repurchase of Common
Shares and
Anti-takeover
Provisions               The Fund's Board of Trustees has authorized the Fund
                         to repurchase its common shares in the open market when the common shares are trading at a discount of 7.5% or more from net asset value (or such other percentage as the Board of Trustees may determine from time to time). Such repurchases are subject to certain notice and other requirements under the Investment
                         Company Act of 1940, as amended (the "1940 Act"). See
                         "Repurchase of Common Shares."

                         Certain provisions of the Fund's Agreement and Declaration of Trust and By-Laws (collectively, the "Governing Documents") may be regarded as "anti-takeover" provisions. Pursuant to these provisions, only one of three classes of Trustees is elected each year, and the affirmative vote of the holders of 75% of the outstanding shares of the Fund are necessary to authorize the conversion of the Fund from a closed-end to an open-end investment company or to authorize certain transactions between the Fund and a beneficial owner of more than 5% of any class of the Fund's capital stock. The overall effect of these provisions is to render more difficult the accomplishment of a merger with, or the assumption of control by, a principal shareholder. These provisions may have the effect of depriving Fund common shareholders of an opportunity to sell their shares at a premium to the prevailing market price. The issuance of preferred shares could make it more difficult for the holders of common shares to avoid the effect of these provisions. See "Anti-takeover Provisions of the Fund's Governing Documents."

Custodian, Transfer
Agent and Dividend
Disbursing Agent         Mellon Trust of New England, NA ("Mellon"), located at
                         135 Santilli Highway, Everett, Massachusetts 02149, serves as the custodian (the "Custodian") of the Fund's assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund's assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee paid by the Fund based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.

                         American Stock Transfer & Trust Company ("American Stock Transfer"), located at 59 Maiden Lane, New York, New York 10038, serves as the Fund's distribution disbursing agent, as agent under the Fund's automatic dividend reinvestment and voluntary cash purchase plan and as transfer agent and registrar with respect to the common shares of the Fund.

                            SUMMARY OF FUND EXPENSES

     The following table shows the Fund's expenses, including preferred share expenses as a percentage of net assets attributable to common shares.

     Shareholder Transaction Expenses
          Sales Load (as a percentage of offering price)       %(1)
          Offering Expenses Excluding Preferred
            Share Offering Expenses (as a percentage of
            offering price)                                     (1)
          Dividend Reinvestment Plan Fees                   None(2)
          Preferred Share Offering Expenses (as a
            percentage of net assets attributable to
            common shares)                                      (3)


                                                                             Percentage of Net Assets
                                                                           Attributable to Common Shares
                                                                           -----------------------------

     Annual Expenses
          Management Fees                                                                    --%(4)
          Other Expenses                                                                   0.17%(4)
                                                                           -----------------------------
          Total Annual Expenses                                                              --%(4)
                                                                           =============================
          Dividends on Preferred Shares                                                      -- (5)
                                                                           =============================
          Total Annual Expenses and Dividends on Preferred Shares                            -- (5)
                                                                           =============================

--------------------
(1) If the shares to which this prospectus relates are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses borne by us.
(2) You will be charged a $1.00 service charge and pay brokerage charges if you direct the plan agent to sell your common shares held in a dividend reinvestment account.
(3) For preferred shares this amount will likely approximate .03% per $10 million in the case of Variable Rate Preferred Shares and .09% per $10 million in the case of Fixed Rate Preferred Shares based on an offering of $100 million in liquidation preference of preferred shares and net assets attributable to common shares of $___ million. The actual amount in connection with any offering will be set forth in the Prospectus Supplement if applicable.
(4) The Investment Adviser's fee is 1.00% per year of the Fund's average weekly net assets, with no deduction for the liquidation preference of any outstanding preferred shares. Consequently, if the Fund has preferred shares outstanding, the investment management fees and other expenses as a percentage of net assets attributable to common shares will be higher than if the Fund does not utilize a leveraged capital structure.
(5) Assumes issuance of $100 million in liquidation preference of preferred shares at an annual dividend rate (including other ongoing expenses associated with maintaining such preferred shares and any hedging costs) of ___% and net assets attributable to common shares of $____ million. The actual amount in connection with any offering will be set forth in the Prospectus Supplement if applicable.

     The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of common shares, would bear directly or indirectly.

     The following example illustrates the expense you would pay on a $1,000 investment in common shares, assuming a 5% annual portfolio total return.* If the shares to which this prospectus relates are sold to or through underwriters, the Prospectus Supplement will show an example taking into account the applicable sales load and the estimated offering expenses borne by us.

                                  1 Year     3 Years      5 Years     10 Years
     Total Expenses Incurred       $           $            $           $

--------------------
* The example should not be considered a representation of future expenses. The example assumes that the amounts set forth in the Annual Expenses table are accurate and that all distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

                                 USE OF PROCEEDS

     The Investment Adviser expects that it will initially invest the proceeds of the offering in high quality short-term debt securities and instruments. The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund's investment objective and policies as appropriate investment opportunities are identified, which is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund's anticipated investment period extending to as long as six months.

                              FINANCIAL HIGHLIGHTS

     The selected data below sets forth the per share operating performance and ratios for the period presented. The financial information was derived from and should be read in conjunction with the Financial Statements of the Fund and Notes thereto, which are incorporated by reference into this prospectus and the SAI. The financial information for the year ending December 31, 2006, and for each of the preceding years since inception has been audited by PricewaterhouseCoopers LLP, the Fund's independent accountants, whose unqualified report on such Financial Statements is incorporated by reference into the SAI.

     Selected data for a Fund common share outstanding throughout each period:


                                                                      Year Ender           Period Ended
                                                                   December 31, 2006     December 31, 2005(b)

Operating Performance:
   Net asset value, beginning of period ........................   $    21.99              $     19.06(c)
                                                                   ----------              -----------
   Net investment income .......................................         0.08                     0.08
   Net realized and unrealized gain on  investments, swap
     contracts, securities sold short, written options, and
     foreign currency transactions .............................         3.77                     4.01
                                                                   ----------              -----------
   Total from investment operations.............................         3.85                     4.09
                                                                   ----------              -----------

Distributions to Common Shareholders:
   Net investment income ......................................            --                    (0.07)
   Net realized gains on  investments, swap contracts,
     securities sold short, written options, and
     foreign currency transactions .............................        (1.74)                   (1.09)
                                                                   ----------              -----------
   Total distributions to common shareholders ..................        (1.74)                   (1.16)
                                                                   ----------              -----------

Fund Share Transactions:
   Decrease in net asset value from common share transactions...           --                    (0.00)(d)
                                                                   ----------              -----------
   Total fund share transactions ...............................           --                    (0.00)(d)
                                                                   ----------              -----------

   Net Asset Value, End of Period ..............................   $    24.10              $     21.99
                                                                   ==========              ===========
   NAV total return+ ...........................................        18.29%                   22.0%
                                                                   ==========              ===========
   Market value, end of period .................................   $    24.60              $     21.80
                                                                   ==========              ===========
   Investment total return++ ...................................        21.86%                   15.2%
                                                                   ==========              ===========

Ratios to Average Net Assets and Supplemental Data:
   Net assets end of period (in 000's) .........................   $  432,741              $  390,209
   Ratio of net investment income to average net assets ........         0.42%                   0.47%(e)
   Ratio of operating expenses to average net assets(a) ........         1.17%                   1.15%(e)
   Portfolio turnover rate .....................................        114.8%                  142.5%

---------------------

    +   Based on net asset value per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates. Total return for the period of less than one year is not annualized.
   ++   Based on market value per share, adjusted for reinvestment of distributions at prices obtained under the Fund's dividend reinvestment plan. Total return for the period of less than one year is not annualized.
  (a)   The Fund incurred interest expense during the year ended December 31, 2006. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.16%.
  (b)   The Fund commenced investment operations on March 31, 2005.
  (c)   The beginning of period NAV reflects a $0.04 reduction for costs associated with the initial public offering.
  (d)   Amount represents less than $0.005 per share.
  (e)   Annualized.
    *   Based on net asset value per share at commencement of operations of $19.06 per share.
   **   Based on market value per share at initial public offering of $20.00 per share.



                                    THE FUND

     The Fund is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund was organized as a Delaware statutory trust on January 4, 2005, pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware. The Fund's principal office is located at One Corporate Center, Rye, New York, 10580-1422 and its telephone number is (800) 422-3554.

                        INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

     The Fund's primary investment objective is to provide a high level of current income. The Fund's secondary investment objective is to seek capital appreciation consistent with the Fund's strategy and its primary objective. Under normal market conditions, the Fund will attempt to achieve its objectives by investing at least 80% of its assets in equity securities of companies principally engaged in the gold industry and the natural resources industries. The Fund will invest at least 25% of its assets in the equity securities of companies principally engaged in the exploration, mining, fabrication, processing, distribution or trading of gold or the financing, managing, controlling or operating of companies engaged in "gold-related" activities. In addition, the Fund will invest at least 25% of its assets in the equity securities of companies principally engaged in the exploration, production or distribution of natural resources, such as gas, oil, paper, food and agriculture, forestry products, metals and minerals as well as related transportation companies and equipment manufacturers. The Fund may invest in the securities of companies located anywhere in the world. The Fund anticipates that application of its investment policies and strategy currently would cause it to invest in issuers located in eight countries globally, including the U.S. Under normal market conditions, the Fund will invest in the securities of issuers in at least three different countries, including the U.S. Equity securities may include common stocks, preferred stocks, convertible securities, warrants, depository receipts and equity interests in trusts and other entities. Other Fund investments may include investment companies, securities of issuers subject to reorganization or other risk arbitrage investments, certain derivative instruments, debt (including obligations of the U.S. Government) and money market instruments.

     As part of its investment strategy, the Fund intends to earn income through an option strategy of writing (selling) covered call options on equity securities in its portfolio. When the Fund sells a covered call option, it receives income in the form of the premium paid by the buyer of the call option, but the Fund forgoes the opportunity to participate in any increase in the value of the underlying equity security above the exercise price of the option.

Investment Methodology of the Fund

     In selecting securities for the Fund, the Investment Adviser normally will consider the following factors, among others:

     o    the industry of the issuer of a security;

     o the ability of the Fund to earn income from writing covered call options on such securities;

     o    the interest or dividend income generated by the securities;

     o    the potential for capital appreciation of the securities;

     o    the prices of the securities relative to other comparable securities;

     o whether the securities are entitled to the benefits of call protection or other protective covenants;

     o the existence of any anti-dilution protections or guarantees of the security; and

     o    the number and size of investments of the portfolio as to issuers.

     The Investment Adviser's investment philosophy with respect to selecting investments in the gold industry and the natural resources industries is to emphasize quality and value, as determined by such factors as asset quality, balance sheet leverage, management ability, reserve life, cash flow, and commodity hedging exposure. In addition, in making stock selections, the Investment Adviser looks for securities that it believes may have a superior yield as well as capital gains potential.

Certain Investment Practices

     Gold Industry Concentration. Under normal market conditions the Fund will invest at least 25% of its assets in the equity securities of Gold Companies. "Gold Companies" are those that are principally engaged in the exploration, mining, fabrication, processing, distribution or trading of gold, or the financing, managing, controlling or operating of companies engaged in "gold-related" activities. The Fund's investments in Gold Companies will generally be in the common equity of Gold Companies, but the Fund may also invest in preferred stocks, securities convertible into common stocks, and securities such as rights and warrants that have common stock characteristics.

     In selecting investments in Gold Companies for the Fund, the Investment Adviser focuses on stocks that are undervalued, but which appear to have favorable prospects for growth. Factors considered in this determination include capitalization per ounce of gold production, capitalization per ounce of recoverable reserves, quality of management and ability to create shareholder wealth. Because most of the world's gold production is outside of the United States, the Fund may have a significant portion of its investments in Gold Companies in securities of foreign issuers, including those located in developed as well as emerging markets. The percentage of Fund assets invested in particular countries or regions will change from time to time based on the Investment Adviser's judgment. Among other things, the Investment Adviser will consider the economic stability and economic outlook of these countries and regions. See "Risk Factors and Special Considerations -- Industry Risks."

     Natural Resources Industries Concentration. Under normal market conditions, the Fund will invest at least 25% of its assets in equity securities of Natural Resources Companies. "Natural Resources Companies" are those that are principally engaged in the exploration, production or distribution of energy or natural resources, such as gas, oil, paper, food and agriculture, forestry products, metals and minerals as well as related transportation companies and equipment manufacturers.

     Principally engaged, as used in this prospectus, means a company that derives at least 50% of its revenues or earnings or devotes at least 50% of its assets to gold or natural resources related activities, as the case may be.

     Covered Calls and Other Option Transactions. The Fund intends to earn income through an option strategy which will normally consist of writing (selling) call options on equity securities in its portfolio ("covered calls"), but may, in amounts up to 15% of the Fund's assets, consist of writing uncovered call options on additional amounts of such securities beyond the amounts held in its portfolio, on other securities not held in its portfolio, on indices comprised of Gold Companies or Natural Resources Companies or on exchange traded funds comprised of such issuers and also may consist of writing put options on securities in its portfolio. Writing a covered call is the selling of an option contract entitling the buyer to purchase an underlying security that the Fund owns, while an uncovered call is the selling of such a contract to purchase a security the Fund does not own or in an amount in excess of the amount the Fund owns. When the Fund sells a call option, it receives income in the form of the premium paid by the buyer of the call option, but the Fund forgoes the opportunity to participate in any increase in the value of the underlying equity security above the exercise price of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period.

     A put option is the reverse of a call option, giving the buyer the right, in return for a premium, to sell the underlying security to the writer, at a specified price, and obligating the writer to purchase the underlying security from the holder at that price. When the Fund sells a put option, it receives income in the form of the premium paid by the buyer of the put option, but the Fund will have the obligation to buy the underlying security at the exercise price if the price of the security decreases below the exercise price of the option.

     If the Fund has written a call option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing a call option with the same terms as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option, it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option with the same terms as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

     The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium it received from writing the option or is more than the premium it paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium it received from writing the option or is less than the premium it paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

     An option position may be closed out only on an exchange that provides a secondary market for an option with the same terms or in a private transaction. Although the Fund will generally purchase or write options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options.

     Although the Investment Adviser will attempt to take appropriate measures to minimize the risks relating to the Fund's writing and purchasing of put and call options, there can be no assurance that the Fund will succeed in any option-writing program it undertakes.

     When the Fund writes an uncovered call option or put option, it will segregate liquid assets with its custodian in an amount equal to the amount, adjusted daily, by which such option is in the money or will treat the unsegregated amount as borrowings.

     Foreign Securities. Because many of the world's Gold Companies and Natural Resources Companies are located outside of the U.S., the Fund may have a significant portion of its investments in securities of foreign issuers, which are generally denominated in foreign currencies. See "Risk Factors and Special Considerations -- Foreign Securities Risk."

     The Fund may also purchase sponsored American Depository Receipts ("ADRs") or U.S. dollar denominated securities of foreign issuers. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets.

     Emerging Markets. The Fund anticipates that it may invest without limit in securities of emerging market issuers. These securities may be U.S. dollar denominated or non-U.S. dollar denominated, including emerging market country currency denominated. An "emerging market" country is any country that is considered to be an emerging or developing country by the International Bank for Reconstruction and Development (the "World Bank"). Emerging market countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most countries located in Western Europe.

     Registered Investment Companies. The Fund anticipates that it may invest in registered investment companies in accordance with the 1940 Act, to the extent consistent with the Fund's investment objective, including exchange traded funds that concentrate in investments in the gold or natural resources industries. The 1940 Act generally prohibits the Fund from investing more than 5% of its assets in any one other investment company or more than 10% of its assets in all other investment companies. However, many exchange-traded funds are exempt from these limitations.

     Illiquid Investments. The Fund anticipates that it may invest up to 15% of its net assets in securities for which there is no readily available trading market or are otherwise illiquid. Illiquid securities include, among other things, securities legally restricted as to resale such as commercial paper issued pursuant to Section 4(2) of the Securities Act, 144A securities, written over-the-counter options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the Investment Adviser pursuant to procedures adopted by the Board of Trustees of the Fund (the "Board of Trustees," each member of the Board of Trustees individually a "Trustee"), which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

     It may be more difficult to sell illiquid securities at an attractive price until such time as such securities may be sold publicly. Where registration is desired, a considerable period may elapse between a decision to sell the securities and the time when registration is complete. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities with contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

     Income Securities. The Fund expects to invest in other equity securities that are expected to periodically accrue or generate income for their holders such as common and preferred stocks of issuers that have historically paid periodic dividends or otherwise made distributions to stockholders. Unlike fixed income securities, dividend payments generally are not guaranteed and so may be discontinued by the issuer at its discretion or because of the issuer's inability to satisfy its liabilities. Further, an issuer's history of paying dividends does not guarantee that it will continue to pay dividends in the future. In addition to dividends, under certain circumstances the holders of common stock may benefit from the capital appreciation of the issuer.

     In addition, the Fund also may invest in fixed income securities such as convertible securities, bonds, debentures, notes, stock, short-term discounted Treasury Bills or certain securities of the U.S. government sponsored instrumentalities, as well as money market mutual funds that invest in those securities, which, in the absence of an applicable exemptive order, will not be affiliated with the Investment Adviser. Fixed income securities obligate the issuer to pay to the holder of the security a specified return, which may be either fixed or reset periodically in accordance with the terms of the security. Fixed income securities generally are senior to an issuer's common stock and their holders generally are entitled to receive amounts due before any distributions are made to common stockholders. Common stocks, on the other hand, generally do not obligate an issuer to make periodic distributions to holders.

     The Fund may also invest in obligations of government sponsored instrumentalities. Unlike non-U.S. government securities, obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the "full faith and credit" of the U.S. government; others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law. Although the Fund may invest in all types of obligations of agencies and instrumentalities of the U.S. government, the Fund currently intends to invest only in obligations of government sponsored instrumentalities that are supported by the "full faith and credit" of the U.S. government.

     When Issued, Delayed Delivery Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

     Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

     Short Sales. The Fund may make short sales as a form of hedging to offset potential declines in long positions in the same or similar securities, including short sales against the box. The short sale of a security is considered a speculative investment technique. At the time of the sale, the Fund will own, or have the immediate and unconditional right to acquire at no additional cost, identical or similar securities or establish a hedge against a security of the same issuer which may involve additional cost, such as an "in the money" warrant.

     Short sales "against the box" are subject to special tax rules, one of the effects of which may be to accelerate the recognition of income by the Fund. Other than with respect to short sales against the box, the Fund will limit short sales of securities to not more than 5% of the Fund's assets. When the Fund makes a short sale, it must deliver the security to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale.

     Repurchase Agreements. Repurchase agreements may be seen as loans by the Fund collateralized by underlying debt securities. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time. This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Investment Adviser, acting under the supervision of the Board of Trustees of the Fund, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level. The Fund will not enter into repurchase agreements with the Investment Adviser or any of its affiliates.

     Convertible Securities. A convertible security is a bond, debenture, note, stock or other similar security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities are senior in rank to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. See "Risk Factors and Special Considerations -- Convertible Securities Risk."

     Lower Grade Securities. The Fund anticipates that it may invest up to 10% of its net assets in fixed income and convertible securities rated in the lower rating categories of recognized statistical rating agencies, such as securities rated "CCC" or lower by Standard & Poor's Ratings Services ("S&P") or "Caa" by Moody's Investors Service, Inc. ("Moody's"), or non-rated securities of comparable quality. These debt securities are predominantly speculative and involve major risk exposure to adverse conditions. Debt securities that are not rated or rated lower than "BBB" by S&P or lower than "Baa" by Moody's (or unrated securities of comparable quality) are referred to in the financial press as "junk bonds."

     Generally, such lower grade securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, such lower grade securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such lower grade securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Investment Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer's operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue, the perceived ability and integrity of the issuer's management and regulatory matters.

     In addition, the market value of securities in lower grade categories is more volatile than that of higher quality securities, and the markets in which such lower grade or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value to respond to changes in the economy or the financial markets.

     Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a feature of fixed income securities), the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently. Interest rates are at historical lows and, therefore, it is likely that they will rise in the future.

     As part of its investments in lower grade securities, the Fund may invest without limit in securities of issuers in default. The Fund will make an investment in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection and the value of these securities will appreciate. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not appreciate.

     In addition to using recognized rating agencies and other sources, the Investment Adviser also performs its own analysis of issues in seeking investments that it believes to be underrated (and thus higher-yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing and current anticipated results of operations. In selecting investments for the Fund, the Investment Adviser may also consider general business conditions, anticipated changes in interest rates and the outlook for specific industries.

     Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies might change their ratings of a particular issue to reflect subsequent events on a timely basis. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Fund, although the Investment Adviser will consider these events in determining whether the Fund should continue to hold the securities.

     Fixed income securities, including lower grade securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return for the Fund.

     The market for lower grade and comparable unrated securities has at various times, particularly during times of economic recession, experienced substantial reductions in market value and liquidity. Past recessions have adversely affected the ability of certain issuers of such securities to repay principal and pay interest thereon. The market for those securities could react in a similar fashion in the event of any future economic recession.

     Other Derivative Instruments. The Fund may also utilize other types of derivative instruments, primarily for hedging or risk management purposes. These instruments include futures, forward contracts, options on such contracts and interest rate, total return and other kinds of swaps. These investment management techniques generally will not be considered senior securities if the Fund establishes in a segregated account cash or other liquid securities equal to the Fund's obligations in respect of such techniques. For a further description of such derivative investments, see "Investment Objective and Policies -- Additional Investment Policies" in the SAI.

     Borrowings and Issuance of Preferred Shares. The Fund may, with the approval of the Trustees, borrow money or issue preferred shares in an effort to earn incremental total return for the holders of the Fund's common shares. The 1940 Act permits the Fund to issue a single class of debt and a single class of preferred stock. Under the 1940 Act, such debt or preferred shares may be issued only if immediately after such issuance the value of the Fund's total assets (less ordinary course liabilities) is at least 300% of the amount of any debt outstanding and at least 200% of the amount of any preferred stock and debt outstanding. Under the 1940 Act the holders of any such debt or preferred stock have certain mandatory voting rights and other protections of their senior rights to the assets of the Fund.

     Temporary Defensive Investments. Although under normal market conditions the Fund intends to invest at least 80% of its assets in equity securities of companies principally engaged in the gold industry and the natural resources industries, when a temporary defensive posture is believed by the Investment Adviser to be warranted ("temporary defensive periods"), the Fund may without limitation hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody's; and certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund may also invest to the extent permitted by applicable law in shares of money market mutual funds. Money market mutual funds are investment companies and the investments in those companies by the Fund are in some cases subject to applicable law. See "Investment Restrictions" in the SAI. The Fund may find it more difficult to achieve the long-term growth of capital component of its investment objective during temporary defensive periods.

     Portfolio Turnover. The Fund will buy and sell securities to accomplish its investment objective. The investment policies of the Fund, including its strategy of writing covered call options on securities in its portfolio, is expected to result in portfolio turnover that is higher than that of other investment companies, and is expected to be higher than 100%.

     Portfolio turnover generally involves expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease in the portion of the Fund's distributions that is attributable to long-term capital gain.

Interest Rate Transactions

     If the Fund borrows money or issues Variable Rate Preferred Shares, the Fund may enter into interest rate swap or cap transactions in relation to all or a portion of such borrowings or shares in order to manage the impact on its portfolio of changes in the interest or dividend rate of such borrowings or shares. Through these transactions the Fund may, for example, obtain the equivalent of a fixed rate for such auction rate preferred shares that is lower than the Fund would have to pay if it issued Fixed Rate Preferred Shares.

     The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the fund periodically a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on its borrowings auction rate preferred shares. In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. Interest rate swap and cap transactions introduce additional risk because the Fund would remain obligated to pay interest or preferred shares dividends when due even if the counterparty defaulted. Depending on the general state of short-term interest rates and the returns on the Fund's portfolio securities at that point in time, such a default could negatively affect the Fund's ability to make interest payments or dividend payments on the preferred shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's ability to make interest payments or dividend payments on the preferred shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, resulting in a decline in the asset coverage for the borrowings or preferred shares. A sudden and dramatic decline in interest rates may result in a significant decline in the asset coverage. If the Fund fails to maintain the required asset coverage on any outstanding preferred shares or fails to comply with other covenants, the Fund may be required to redeem some or all of these shares. Any redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transactions. Early termination of a swap could result in a termination payment by the Fund to the counterparty, while early termination of a cap could result in a termination payment to the Fund.

     The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to segregate cash or liquid securities having a value at least equal to the value of the Fund's net payment obligations under any swap transaction, marked to market daily. The Fund will monitor any such swap with a view to ensuring that the Fund remains in compliance with all applicable regulatory investment policy and tax requirements.

                     RISK FACTORS AND SPECIAL CONSIDERATIONS

     Investors should consider the following risk factors and special considerations associated with investing in the Fund:

Industry Risks

     Industry Risks. The Fund's investments will be concentrated in each of the gold and natural resources industries. Because the Fund is concentrated in these industries, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in the gold or natural resources industries would have a larger impact on the Fund than on an investment company that does not concentrate in such industries.

     Under normal market conditions the Fund will invest at least 25% of its assets in equity securities of Gold Companies. Equity securities of Gold Companies may experience greater volatility than companies not involved in the gold industry. Investments related to gold are considered speculative and are affected by a variety of worldwide economic, financial and political factors. The price of gold may fluctuate sharply over short periods of time due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of gold, changes in industrial and commercial demand, gold sales by governments, central banks or international agencies, investment speculation, monetary and other economic policies of various governments and government restrictions on private ownership of gold. In times of significant inflation or great economic uncertainty, Gold Companies have historically outperformed securities markets generally. However, in times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of gold and the prices of equity securities of Gold Companies may be adversely affected, which could in turn affect the Fund's returns. Some Gold Companies hedge, to varying degrees, their exposure to declines in the price of gold. Such hedging limits a Gold Company's ability to benefit from future rises in the price of gold. The Investment Adviser's judgments about trends in the prices of securities of Gold Companies may prove to be incorrect. It is possible that the performance of securities of Gold Companies may lag the performance of other industries or the broader market as a whole.

     Under normal market conditions, the Fund will invest at least 25% of its assets in equity securities of Natural Resources Companies. A downturn in the indicated natural resources industries would have a larger impact on the Fund than on an investment company that does not invest significantly in such industries. Such industries can be significantly affected by the supply of and demand for the indicated commodities and related services, exploration and production spending, government regulation, world events and economic conditions. The oil, gas, paper, food and agriculture, forestry products, metals and minerals industries can be significantly affected by events relating to international political developments, the success of exploration projects, commodity prices, and tax and government regulations. The stock prices of Natural Resources Companies may also experience greater price volatility than other types of common stocks. Securities issued by Natural Resources Companies are sensitive to changes in the prices of, and in supply and demand for, the indicated commodities. The value of securities issued by Natural Resources Companies may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as weather, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments. The Investment Adviser's judgments about trends in the prices of these securities and commodities may prove to be incorrect. It is possible that the performance of securities of Natural Resources Companies may lag the performance of other industries or the broader market as a whole.

     Supply and Demand Risk. A decrease in the production of or exploitation of, gold, gas, oil, paper, food and agriculture, forestry products, metals or minerals or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of the Fund's investments. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, increased competition from alternative energy sources or commodity prices. Sustained declines in demand for the indicated commodities could also adversely affect the financial performance of Gold and Natural Resources Companies over the long-term. Factors which could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, changes in commodity prices, or weather.

     Depletion and Exploration Risk. Many Gold and Natural Resources Companies are either engaged in the production or exploitation of the particular commodities or are engaged in transporting, storing, distributing and processing such commodities. To maintain or increase their revenue level, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of Gold and Natural Resources Companies may be adversely affected if they, or the companies to whom they provide products or services, are unable to cost-effectively acquire additional products or reserves sufficient to replace the natural decline.

     Regulatory Risk. Gold Companies and Natural Resources Companies may be subject to extensive government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and in some cases the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future, which would likely increase compliance costs and may adversely affect the financial performance of Gold Companies and Natural Resources Companies.

     Commodity Pricing Risk. The operations and financial performance of Gold and Natural Resources Companies may be directly affected by the prices of the indicated commodities, especially those Gold and Natural Resources Companies for whom the commodities they own are significant assets. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, levels of domestic production, impact of governmental regulation and taxation, the availability of transportation systems and, in the case of oil and gas companies in particular, conservation measures and the impact of weather. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively affect the performance of Gold and Natural Resources Companies which are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for Gold and Natural Resources Companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Risks Associated with Covered Calls and Other Option Transactions

     There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given covered call option transaction not to achieve its objectives. A decision as to whether, when and how to use covered calls (or other options) involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the exercise price of the call option, but has retained the risk of loss should the price of the underlying security decline, although such loss would be offset in part by the option premium received. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. As the writer of an uncovered call option, the Fund has no risk of loss should the price of the underlying security decline but bears unlimited risk of loss should the price of the underlying security increase above the exercise price until the Fund covers its exposure.

     There can be no assurance that a liquid market will exist when the Fund seeks to close out a covered call position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the trading facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) the relevant exchange could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund's ability to terminate over-the-counter options may be more limited than with exchange-traded options and may involve the risk that counterparties participating in such transactions will not fulfill their obligations. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options' expiration. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund's capital appreciation potential on the underlying security.

     Limitation on Covered Call Writing Risk. The number of covered call options the Fund can write is limited by the number of shares of common stock the Fund holds. Furthermore, the Fund's covered options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of covered call options that the Fund may write may be affected by options written or purchased by other investment advisory clients of the Investment Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Equity Risk

     Investing in the Fund involves equity risk, which is the risk that the securities held by the Fund will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate and the particular circumstances and performance of particular companies whose securities the Fund holds. An investment in the Fund represents an indirect economic stake in the securities owned by the Fund, which are for the most part traded on securities exchanges or in the over-the-counter markets. The market value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The net asset value of the Fund may at any point in time be worth less than the amount at the time the shareholder invested in the Fund, even after taking into account any reinvestment of distribution.

Foreign Securities Risk

     Because many of the world's Gold Companies and Natural Resources Companies are located outside of the U.S., the Fund may have a significant portion of its investments in securities that are traded in foreign markets and that are not subject to the requirements of the U.S. securities laws, markets and accounting requirements ("Foreign Securities"). Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Foreign companies are not generally subject to the same accounting, auditing and financial standards and requirements as those applicable to U.S. companies. Foreign Securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the U.S. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad, and it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.

     There may be less publicly available information about a foreign company than a U.S. company. Foreign Securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. A portfolio of Foreign Securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes Foreign Securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of Foreign Securities.

     Investments in Foreign Securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

     The Fund also may purchase sponsored ADRs or U.S. dollar-denominated securities of foreign issuers. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with Foreign Securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Emerging Markets Risk

     The Fund anticipates that it may invest in securities of issuers located or having significant operations in "emerging markets." An "emerging market" country is any country that is considered to be an emerging or developing country by the World Bank. Investing in securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments and restrictions on repatriation of capital invested. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Other risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; over-dependence on exports, including gold and natural resources exports, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable securities custodial services and settlement practices.

Foreign Currency Risk

     The Fund expects to invest in companies whose securities are denominated or quoted in currencies other than U.S. dollars or have significant operations or markets outside of the U.S. In such instances, the Fund will be exposed to currency risk, including the risk of fluctuations in the exchange rate between U.S. dollars (in which the Fund's shares are denominated) and such foreign currencies, the risk of currency devaluations and the risks of non-exchangeability and blockage. As non-U.S. securities may be purchased with and payable in currencies of countries other than the U.S. dollar, the value of these assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Fluctuations in currency rates may adversely affect the ability of the Investment Adviser to acquire such securities at advantageous prices and may also adversely affect the performance of such assets.

     Certain non-U.S. currencies, primarily in developing countries, have been devalued in the past and might face devaluation in the future. Currency devaluations generally have a significant and adverse impact on the devaluing country's economy in the short and intermediate term and on the financial condition and results of companies' operations in that country. Currency devaluations may also be accompanied by significant declines in the values and liquidity of equity and debt securities of affected governmental and private sector entities generally. To the extent that affected companies have obligations denominated in currencies other than the devalued currency, those companies may also have difficulty in meeting those obligations under such circumstances, which in turn could have an adverse effect upon the value of the Fund's investments in such companies. There can be no assurance that current or future developments with respect to foreign currency devaluations will not impair the Fund's investment flexibility, its ability to achieve its investment objective or the value of certain of its foreign currency denominated investments.

Market Discount Risk

     Whether investors will realize gains or losses upon the sale of common shares of the Fund will depend upon the market price of the shares at the time of sale, which may be less or more than the Fund's net asset value per share. Since the market price of the common shares will be affected by such factors as the Fund's dividend and distribution levels (which are in turn affected by expenses), dividend and distribution stability, net asset value, market liquidity, the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond the control of the Fund, we cannot predict whether the common shares will trade at, below or above net asset value or at, below or above the public offering price. Common shares of closed-end funds often trade at a discount to their net asset values and the Fund's common shares may trade at such a discount. This risk may be greater for investors expecting to sell their common shares of the Fund soon after completion of the public offering. The common shares of the Fund are designed primarily for long-term investors, and investors in the shares should not view the Fund as a vehicle for trading purposes.

Common Stock Risk

     Common stock of an issuer in the Fund's portfolio may decline in price for a variety of reasons, including if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock in which the Fund will invest is structurally subordinated to preferred stock, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns.

Convertible Securities Risk

     Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In the absence of adequate anti-dilution provisions in a convertible security, dilution in the value of the Fund's holding may occur in the event the underlying stock is subdivided, additional equity securities are issued for below market value, a stock dividend is declared or the issuer enters into another type of corporate transaction that has a similar effect.

Income Risk

     The income shareholders receive from the Fund is expected to be based primarily on income the Fund earns from its investment strategy of writing covered calls and dividends and other distributions received from its investments. If the Fund's covered call strategy fails to generate sufficient income or the distribution rates or yields of the Fund's holdings decrease, shareholders' income from the Fund could decline.

Distribution Risk for Equity Income Portfolio Securities

     In selecting equity income securities in which the Fund will invest, the Investment Adviser will consider the issuer's history of making regular periodic distributions (i.e., dividends) to its equity holders. An issuer's history of paying dividends or other distributions, however, does not guarantee that the issuer will continue to pay dividends or other distributions in the future. The dividend income stream associated with equity income securities generally is not guaranteed and will be subordinate to payment obligations of the issuer on its debt and other liabilities. Accordingly, an issuer may forgo paying dividends on its equity securities. In addition, because in most instances issuers are not obligated to make periodic distributions to the holders of their equity securities, such distributions or dividends generally may be discontinued at the issuer's discretion.

Special Risks Related to Preferred Securities

     There are special risks associated with investing in preferred securities, including:

     Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security on which distributions are being deferred by the issuer, the Fund may be required to report income for tax purposes although it has not yet received such deferred distributions.

     Non-Cumulative Dividends. Some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the Fund's return from that security may be adversely affected. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise made payable.

     Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt security instruments.

     Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities.

     Limited Voting Rights. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may be entitled to elect a number of Trustees to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

     Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

Interest Rate Risk

     Rising interest rates generally adversely affect the financial performance of Natural Resources Companies by increasing their costs of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner.

     During periods of declining interest rates, the issuer of a preferred stock or fixed income security may be able to exercise an option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Preferred stock and debt securities frequently have call features that allow the issuer to redeem the securities prior to their stated maturities. An issuer may redeem such a security if the issuer can refinance it at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may prolong the length of time the security pays a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

Inflation Risk

     Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund's shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of any variable rate preferred stock or debt securities issued by the Fund would likely increase, which would tend to further reduce returns to common shareholders.

Illiquid Investments

     Although the Fund expects that its portfolio will primarily be comprised of liquid securities, the Fund anticipates that it may invest up to 15% of its assets in unregistered securities and otherwise illiquid investments. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act of 1933. An illiquid investment is a security or other investment that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities. Unregistered and illiquid securities often can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act of 1933. Considerable delay could be encountered in either event and, unless otherwise contractually provided for, the Fund's proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund's inability to realize a favorable price upon disposition of unregistered securities, and at times might make disposition of such securities impossible. In addition, the Fund may be unable to sell other illiquid investments when it desires to do so, resulting in the Fund obtaining a lower price or being required to retain the investment. Illiquid investments generally must be valued at fair value, which is inherently less precise than utilizing market values for liquid investments, and may lead to differences between the price a security is valued for determining the Fund's net asset value and the price the Fund actually receives upon sale.

Investment Companies

     The Fund anticipates that it may invest in the securities of other investment companies, including exchange traded funds, to the extent permitted by law. To the extent the Fund invests in the common equity of investment companies, the Fund will bear its ratable share of any such investment company's expenses, including management fees. The Fund will also remain obligated to pay management fees to the Investment Adviser with respect to the assets invested in the securities of other investment companies. In these circumstances holders of the Fund's common shares will be in effect subject to duplicative investment expenses.

Special Risks of Derivative Transactions

     Participation in the options or futures markets, in currency exchange transactions and in other derivatives transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Adviser's prediction of movements in the direction of the securities, foreign currency, interest rate or other referenced instruments or markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. Risks inherent in the use of options, foreign currency, futures contracts and options on futures contracts, securities indices and foreign currencies include:

     o dependence on the Investment Adviser's ability to predict correctly movements in the direction of the relevant measure;

     o imperfect correlation between the price of the derivative instrument and movements in the prices of the referenced assets;

     o the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

     o the possible absence of a liquid secondary market for any particular instrument at any time;

     o the possible need to defer closing out certain hedged positions to avoid adverse tax consequences;

     o the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell an instrument at a disadvantageous time due to a need for the Fund to maintain "cover" or to segregate securities in connection with the hedging techniques; and

     o    the creditworthiness of counterparties.

     Forward Currency Exchange Contracts. There is no independent limit on the Fund's ability to invest in foreign currency exchange contracts. The use of forward currency contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract and that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover.

     Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Lower Grade Securities

     The Fund anticipates that it may invest up to 10% of its assets in fixed income and convertible securities rated in the lower rating categories of recognized statistical rating agencies or unrated securities of comparable quality. These high yield securities, also sometimes referred to as "junk bonds," generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following:

     o    greater volatility;

     o    greater credit risk and risk of default;

     o potentially greater sensitivity to general economic or industry conditions;

     o    potential lack of attractive resale opportunities (illiquidity); and

     o    additional expenses to seek recovery from issuers who default.

     In addition, the prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Lower grade securities tend to be less liquid than investment grade securities. The market value of lower grade securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates.

     Ratings are relative, subjective and not absolute standards of quality. Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition.

     As a part of its investments in lower grade securities, the Fund may invest in securities of issuers in default. The Fund will invest in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations, emerge from bankruptcy protection and the value of these securities will appreciate. By investing in the securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of these securities will not otherwise appreciate.

Leverage Risk

     The use of leverage, which can be described as exposure to changes in price at a ratio greater than the amount of equity invested, either through the issuance of preferred shares, borrowing or other forms of market exposure, magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. To the extent the Fund determines to employ leverage in its investment operations, the Fund will be subject to substantial risks of loss. The Trust cannot assure that borrowings or the issuance of preferred shares will result in a higher yield or return to the holders of the common shares.

     o Preferred Share Risk. The issuance of preferred shares causes the net asset value and market value of the common shares to become more volatile. If the dividend rate on the preferred shares approaches the net rate of return on the Fund's investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. If the dividend rate on the preferred shares exceeds the net rate of return on the Fund's portfolio, the leverage will result in a lower rate of return to the holders of common shares than if the Fund had not issued preferred shares.

          Any decline in the net asset value of the Fund's investments would be borne entirely by the holders of common shares. Therefore, if the market value of the Fund's portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. The Fund might be in danger of failing to maintain the required asset coverage of the preferred shares or of losing its ratings on the preferred shares or, in an extreme case, the Fund's current investment income might not be sufficient to meet the dividend requirements on the preferred shares. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the preferred shares.

          In addition, the Fund would pay (and the holders of common shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares, including higher advisory fees if the Fund's total return exceeds the dividend rate on the preferred shares.

          Holders of preferred shares may have different interests than holders of common shares and may at times have disproportionate influence over the Fund's affairs. Holders of preferred shares, voting separately as a single class, would have the right to elect two members of the board of trustees at all times and in the event dividends become two full years in arrears would have the right to elect a majority of the trustees until such arrearage is completely eliminated. In addition, preferred shareholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion of the fund to open-end status, and accordingly can veto any such changes.

          Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of the Fund's common stock and preferred shares, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Funds ability to maintain its qualification as a regulated investment company for federal income tax purposes. While the Fund intends to redeem its preferred shares to the extent necessary to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code, there can be no assurance that such actions can be effected in time to meet the Code requirements.

     o Portfolio Guidelines of Rating Agencies for Preferred Shares and/or Credit Facility. In order to obtain and maintain attractive credit quality ratings for preferred shares or borrowings, the Fund must comply with investment quality, diversification and other guidelines established by the relevant rating agencies. These guidelines could affect portfolio decisions and may be more stringent than those imposed by the 1940 Act.

     o Impact on Common Shares. The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (comprised of income and changes in the value of debt securities held in Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experience by the Fund. See "Risks" The table further reflects leverage representing 25% of the Fund's total assets and the Fund's current projected blended annual average leverage dividend or interest rate of 5.25%.


Assumed Portfolio Total Return (Net of Expenses)..........(10)% (5)%   0%    5%   10%
Common Share Total Return................................. (-)% (-)% (-)%  (-)%  (-)%

     Common share total return is composed of two elements--the common share dividends paid by the Fund (the Amount of which is largely determined by the net investment income of the Fund after paying interest on debt and/or dividends on preferred shares) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy total return. For example, to assume a total return of 0% the Fund must assume that the income it receives on its investments is entirely offset by expenses and losses in the value of those investments.

     Until the Fund borrows or issues preferred shares, the Fund's shares will not be leveraged, and the risks and special considerations related to leverage described in this prospectus will not apply. Such leveraging of the shares cannot be fully achieved until the proceeds resulting from the use of leverage have been invested in longer-term debt instruments in accordance with the Fund's investment objective and policies.

Special Risks to Holders of Fixed Rate Preferred Shares

     Illiquidity Prior to Exchange Listing. Prior to the offering, there will be no public market for any Fixed Rate Preferred Shares. In the event any Fixed Rate Preferred Shares are issued, prior application will have been made to list such shares on the Annex or NYSE. However, during an initial period, which is not expected to exceed 30 days after the date of its initial issuance, such shares may not be listed on any securities exchange. During such period, the underwriters may make a market in such shares, though, they will have no obligation to do so. Consequently, an investment in such shares may be illiquid during such period.

     Market Price Fluctuation. Fixed Rate Preferred Shares may trade at a premium to or discount from liquidation value for various reasons, including changes in interest rates.

Special Risks for Holders of Variable Rate Preferred Shares

     Auction Risk. In the event any auction rate preferred shares are issued, you may not be able to sell your auction rate preferred shares at an auction if the auction fails, i.e., if more auction rate preferred shares are offered for sale than there are buyers for those shares. Also, if you place an order (a hold order) at an auction to retain auction rate preferred shares only at a specified rate that exceeds the rate set at the auction, you will not retain your auction rate preferred shares. Additionally, if you place a hold order without specifying a rate below which you would not wish to continue to hold your shares and the auction sets a below-market rate, you will receive a lower rate of return on your shares than the market rate. Finally, the dividend period may be changed, subject to certain conditions and with notice to the holders of the auction rate preferred shares, which could also affect the liquidity of your investment.

     Secondary Market Risk. In the event any auction rate preferred shares are issued, if you try to sell your auction rate preferred shares between auctions, you may not be able to sell them for their liquidation preference per share or such amount per share plus accumulated dividends. If the Fund has designated a special dividend period of more than seven days, changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for the auction rate preferred shares are not required to maintain this market, and the Fund is not required to redeem auction rate preferred shares if either an auction or an attempted secondary market sale fails because of a lack of buyers. The auction rate preferred shares will not be registered on a stock exchange. If you sell your auction rate preferred shares to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction or during a special dividend period.

Dependence on Key Personnel

     The Investment Adviser is dependent upon the expertise of Mr. Mario J. Gabelli. If the Investment Adviser were to lose the services of Mr. Gabelli, it could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser.

Long-term Objective; Not a Complete Investment Program

     The Fund is intended for investors seeking a high level of current income. The Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund's investment objective as well as the shareholder's other investments when considering an investment in the Fund.

Management Risk

     The Fund is subject to management risk because its portfolio will be actively managed. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Non-Diversified Status

     The Fund is classified as a "non-diversified" investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest in the securities of individual issuers to a greater degree than a diversified investment company. As a result, the Fund may be more vulnerable to events affecting a single issuer and therefore, subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company.

Current Developments

     As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. Securities Markets were closed for a four-day period. These terrorists attacks, the war in Iraq and its aftermath and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. The nature, scope and duration of the war and occupation cannot be predicted with any certainty. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, auctions, secondary trading, ratings, credit risk, inflation, energy prices and other factors relating to the common shares.

Anti-takeover Provisions

     The Fund's governing documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. See "Anti-takeover Provisions of the Fund's Governing Documents."

Investment Restrictions

     The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations are fundamental and may not be changed without the approval of the holders of a majority, as defined in the 1940 Act, of the outstanding shares and preferred shares, if any, voting together as a single class. See "Investment Restrictions" in the SAI for a complete list of the fundamental investment policies of the Fund. Should the Fund decide to issue preferred shares in the future, it may become subject to rating agency guidelines that are more limiting than its fundamental investment restrictions in order to obtain and maintain a desired rating on its preferred shares.

                             MANAGEMENT OF THE FUND

General

     The Fund's Board of Trustees (who, with its officers, are described in the SAI) has overall responsibility for the management of the Fund. The Board of Trustees decides upon matters of general policy and reviews the actions of the Investment Adviser, Gabelli Funds, LLC, located at One Corporate Center, Rye, New York 10580-1422, and the Sub-Administrator (as defined below). Pursuant to an investment advisory agreement between the Fund and the Investment Adviser (the "Investment Advisory Agreement"), the Investment Adviser, under the supervision of the Fund's Board of Trustees, provides a continuous investment program for the Fund's portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides all facilities and personnel, including officers required for its administrative management and pays the compensation of Trustees of the Fund who are officers or employees of the Investment Adviser or its affiliates. As compensation for its services and the related expenses borne by the Investment Adviser, the Fund pays the Investment Adviser a fee, computed daily and payable monthly, equal, on an annual basis, to 1.00% of the Fund's average weekly net assets, including assets attributable preferred shares to the extent the total return of the Fund to the common shares exceeds the dividends and other ongoing expense of preferred shares.

The Investment Adviser

     Gabelli Funds, LLC acts as the Fund's Investment Adviser pursuant to an Investment Advisory Agreement with the Fund. The Investment Adviser is a New York corporation with principal offices located at One Corporate Center, Rye, New York 10580-1422. The Investment Adviser was organized in 1999 and is the successor to Gabelli Funds, Inc., which was organized in 1980. As of March 31, 2007, the Investment Adviser acted as registered investment adviser to twenty-three management investment companies with aggregate net assets of $____ billion. The Investment Adviser, together with the other affiliated investment advisers noted below had assets under management totaling approximately $______ billion as of March 31, 2007. GAMCO Asset Management Inc. ("GAMCO"), an affiliate of the Investment Adviser, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments, and as a sub-adviser to management investment companies having aggregate assets of $_____ billion under management as of March 31, 2007. Gabelli Securities, Inc., an affiliate of the Investment Adviser, acts as investment adviser for investment partnerships and entities having aggregate assets of approximately $___ million as of March 31, 2007. Gabelli Fixed Income LLC, an affiliate of the Investment Adviser, acts as investment adviser for separate accounts having aggregate assets of approximately $____ million under management as of March 31, 2007. Gabelli Advisers, Inc., an affiliate of the Investment Adviser, acts as investment manager to the Westwood Funds having aggregate assets of approximately $____ million under management as of March 31, 2007.

     The Investment Adviser is a wholly-owned subsidiary of GAMCO Investors, Inc., a New York corporation, whose Class A Common Stock is traded on the New York Stock Exchange (the "NYSE") under the symbol "GBL." Mr. Mario J. Gabelli may be deemed a "controlling person" of the Investment Adviser on the basis of his ownership of a majority of the stock of GGCP, Inc., which owns a majority of the capital stock of GAMCO Investors, Inc.

Payment of Expenses

     The Investment Adviser is obligated to pay expenses associated with providing the services contemplated by the Investment Advisory Agreement including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund (but excluding costs associated with the calculation of the net asset value and allocated costs of the chief compliance officer function), as well as the fees of all Trustees of the Fund who are officers or employees of the Investment Adviser or its affiliates.

     In addition to the fees of the Investment Adviser, the Fund is responsible for the payment of all its other expenses incurred in the operation of the Fund, which include, among other things, expenses for legal and the Independent Registered Public Accounting Firm's services, stock exchange listing fees, costs of printing proxies, share certificates and shareholder reports, charges of the Fund's custodian, charges of the transfer agent and distribution disbursing agent, SEC fees, fees and expenses of Trustees who are not officers or employees of the Investment Adviser or its affiliates, accounting and printing costs, the Fund's pro rata portion of membership fees in trade organizations, the Fund's pro rata portion of the Chief Compliance Officer's compensation, fidelity bond coverage for the Fund's officers and employees, Trustees and officers liability policy, interest, brokerage costs, taxes, expenses of qualifying the Fund for sale in various states, expenses of personnel performing shareholder servicing functions, litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

Selection of Securities Brokers

     The Investment Advisory Agreement contains provisions relating to the selection of securities brokers to effect the portfolio transactions of the Fund. Under those provisions, the Investment Adviser may (i) direct Fund portfolio brokerage to Gabelli & Company, Inc. or other broker-dealer affiliates of the Investment Adviser and (ii) pay commissions to brokers other than Gabelli & Company, Inc. that are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Investment Adviser to be useful or desirable for its investment management of the Fund and/or its other investment advisory accounts or those of any investment adviser affiliated with it. The SAI contains further information about the Investment Advisory Agreement, including a more complete description of the investment advisory and expense arrangements, exculpatory and brokerage provisions, as well as information on the brokerage practices of the Fund.

Portfolio Management

     As Chairman and Chief Executive Officer of GAMCO Investors, Inc., Mr. Gabelli ultimately has oversight over the investment professionals responsible for the day-to-day management of the Fund. Mr. Gabelli has served as Chairman and Chief Executive Officer of GAMCO Investors, Inc. and its predecessors since 1976. Mr. Gabelli is the Chief Investment Officer--Value Products for the Investment Adviser and GAMCO. Mr. Gabelli serves as Portfolio Manager for several funds in the Gabelli fund family and is a director of most of the funds in the family. Mr. Gabelli is also Chairman and Chief Executive Officer of GGCP, Inc., a private company owning the majority of the shares of GAMCO Investors, Inc.

     Vincent Hugonnard-Roche serves as a Co-Lead Portfolio Manager for the Fund and is primarily responsible for the day-to-day management of the covered call portion of the Fund's portfolio. Mr. Roche joined GAMCO Investors, Inc. in 2000 as Director of Quantitative Strategies and Head of Risk Management. Prior thereto, Mr. Roche worked at Credit Lyonnais in New York as a proprietary equity analyst focused on Risk Arbitrage.

     Caesar M.P. Bryan serves as a Co-Lead Portfolio Manager for the Fund and is primarily responsible for the day-to-day management of the Gold Companies portion of the Fund's portfolio. Mr. Bryan joined GAMCO Investors, Inc. in 1994 and has been primarily responsible for the day-to-day investment management of the GAMCO Gold Fund, a registered open-end investment company, since its inception in 1994. Mr. Bryan has been Portfolio Manager of The GAMCO International Growth Fund, a registered open-end investment company, since 1995 and Co-Portfolio Manager of The GAMCO Global Opportunity Fund, a registered open-end investment company, since 1998. Mr. Bryan is also a Portfolio Manager for The GAMCO Global Growth Fund and The Gabelli Equity Trust.

     Barbara G. Marcin and Joshua W. Fenton are jointly and primarily responsible for the day-to-day management of the Natural Resources Companies portion of the Fund's portfolio.

     Ms. Marcin joined GAMCO Investors, Inc. in 1999 to manage larger capitalization value style portfolios. Ms. Marcin currently serves as the Portfolio Manager for the Gabelli Blue Chip Value Fund, a registered open-end investment company, and as a Portfolio Manager for the Gabelli Dividend & Income Trust, a registered closed-end investment company. Prior thereto, she worked at Citibank Global Asset Management where she was head of value investments and was a member of the Global Investment Policy Committee and co-Chair of the U.S. Equity Policy Committee.

     Mr. Fenton is currently the Director of Buy-Side Research for GAMCO Investors, Inc. Mr. Fenton was a Securities Analyst for Gabelli & Company, Inc. from 2001 through 2002. Mr. Fenton is among those primarily responsible for the day-to-day management of the GAMCO Global Convertible Securities Fund, a registered open-end investment company. Prior thereto, Mr. Fenton was a Director of Research at Douglas, Noyes & Co., Inc. from 1996 through 2001.

     The Statement of Additional Information provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities of the Fund.

Non-resident Trustees

     Messrs. d'Urso and van Ekris are not U.S. residents and substantially all of each of their assets may be located outside of the United States. Messrs. d'Urso and van Ekris do not have agents for service of process in the United States. As a result, it may be difficult for U.S. investors to effect service of process upon Messrs. d'Urso or van Ekris within the United States or to realize judgments of courts of the United States predicated upon civil liabilities under the federal securities laws of the United States. In addition, it is not certain that civil liabilities predicated upon the federal securities laws on which a valid judgment of a court in the United States is obtained would be enforceable in the courts of the jurisdictions in which Messrs. d'Urso or van Ekris reside.

Sub-Administrator

     The Investment Adviser has entered into a sub-administration agreement with PFPC Inc. (the "Sub-Administrator") pursuant to which the Sub-Administrator provides certain administrative services necessary for the Fund's operations that do not include the investment and portfolio management services provided by the Investment Adviser. For these services and the related expenses borne by the Sub-Administrator, the Investment Adviser pays a prorated monthly fee at the annual rate of 0.0275% of the first $10 billion of the aggregate average net assets of the Fund and all other funds advised by the Investment Adviser, Gabelli Advisers, Inc. and Gabelli Fixed Income, Inc. and administered by the Sub-Administrator, 0.0125% of the aggregate average net assets exceeding $10 billion and 0.01% of the aggregate average net assets in excess of $15 billion. The Sub-Administrator has its principal office at 760 Moore Road, King of Prussia, Pennsylvania 19406.

Regulatory Matters

     The Fund has received the following information from the Investment
Adviser:

     Over the past several years, the staff of the SEC (the "Staff"), the staff of the New York Attorney General's office (the "NYAG"), and officials of other states have been conducting inquiries into, and bringing enforcement and other proceedings regarding, trading abuses involving open-end investment companies. The Investment Adviser and its affiliates have received information requests and subpoenas from the staff and the NYAG in connection with these inquiries and have been complying with these requests. The Investment Adviser implemented additional compliance policies and procedures in response to recent industry initiatives and their internal reviews of their mutual fund practices in a variety of areas. The Investment Adviser has not found any information that it believes would be material to the ability of the Investment Adviser to fulfill its obligations under the Investment Advisory Agreement. More specifically, the Investment Adviser has not found any evidence of facilitating trading in the Gabelli mutual funds after the 4:00 p.m. pricing time or of improper short-term trading in these funds by its investment professionals or senior executives. The Investment Adviser did find that one investor, who had been engaged in short term trading in one of the Gabelli mutual funds (the prospectus of which did not at that time impose limits on short-term trading) and who had subsequently made an investment in a hedge fund managed by an affiliate of the Investment Adviser, was banned from the mutual fund only after certain other investors were banned. The Investment Adviser believes that this relationship was not material to the Investment Adviser. The Investment Adviser also found that certain discussions took place in 2002 and 2003 between the Investment Adviser's staff and personnel of an investment advisor regarding possible frequent trading in certain Gabelli domestic equity funds. In June 2006, the Investment Adviser began discussions with the Staff regarding a possible resolution of their inquiry. In February 2007 the Investment Adviser made an offer of settlement to the SEC staff for communication to the SEC for its consideration to resolve this matter. This offer of settlement is subject to final agreement regarding specific language of the SEC's administrative order and other settlement documents. Since these discussions are ongoing, the Investment Advisor cannot determine whether they will ultimately result in a settlement of this matter and, if so, what the terms of the settlement might be. There can be no assurance that any resolution of the matter will not have an adverse impact on the Investment Adviser or on its ability to fulfill its obligations under the Investment Advisory Agreement.

     The Investment Adviser was informed by the Staff that they may recommend to the SEC that the Investment Adviser be held accountable for the actions of two closed-end funds managed by the Investment Adviser relating to Section 19(a) and Rule 19a-1 of the 1940 Act. These provisions require registered investment companies to provide written statements to shareholders when a distribution is made from a source other than net investment income. While the two funds sent annual statements containing the required information and Form 1099-DIV statements as required by the IRS, the funds did not send written statements to shareholders with each distribution in 2002 and 2003. The then existing closed-end funds managed by the Investment Adviser changed their notification procedures in 2004 and the Investment Adviser believes that all of the funds have been in compliance with Section 19(a) and Rule 19a-1 of the 1040 Act since that time. The Staff indicated that they may recommend to the SEC that administrative remedies be sought, including a monetary penalty. The Investment Adviser cannot predict whether an administrative proceeding will be instituted and, if so, what the ultimate resolution might be. The Investment Adviser currently expects that any resolution of this matter will not have a material adverse effect on the Investment Adviser's ability to fulfill its obligations under the Advisory Agreement.

                             PORTFOLIO TRANSACTIONS

     Principal transactions are not entered into with affiliates of the Fund. However, Gabelli & Company, Inc., an affiliate of the Investment Adviser, may execute portfolio transactions on stock exchanges and in the over-the-counter markets on an agency basis and receive a stated commission therefor. For a more detailed discussion of the Fund's brokerage allocation practices, see "Portfolio Transactions" in the SAI.

                          DIVIDENDS AND DISTRIBUTIONS

     The Fund intends to make regular monthly cash distributions of all or a portion of its investment company taxable income (which includes ordinary income and realized short-term capital gains) to common shareholders. The Fund also intends to make annual distributions of its realized capital gains (which is the excess of net long-term capital gains over net short-term capital losses). The Fund will pay common shareholders at least annually all, or at least 90%, of its investment company taxable income. Various factors will affect the level of the Fund's income, such as its asset mix and use of option strategies. To permit the Fund to maintain more stable monthly distributions, the Fund may from time to time distribute less than the entire amount of income earned in a particular period, which would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period. However, as the Fund is covered by an exemption from the 1940 Act which allows the Board of Trustees to implement a level dividend policy, the Board of Trustees in the future may determine to cause the Fund to distribute a fixed percentage of the Fund's average net asset value or market price per common share over a specified period of time at or about the time of distribution or the pay-out of a fixed dollar amount. The Board of Trustees has no present intention to implement a level dividend policy. Because the Fund's distribution policy may be changed by the Board of Trustees at any time and the Fund's income will fluctuate, there can be no assurance that the Fund will pay dividends or distributions at a particular rate. See "Dividends and Distributions" in the SAI.

     Shareholders will automatically have all dividends and distributions reinvested in common shares of the Fund issued by the Fund or purchased in the open market in accordance with the Fund's dividend reinvestment plan unless an election is made to receive cash. See "Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan."

                        AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

     Under the Fund's Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan (the "Plan"), a shareholder whose common shares are registered in his or her own name will have all distributions reinvested automatically by the transfer agent, which is agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by the transfer agent as dividend disbursing agent.

     Under the Plan, whenever the market price of the common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash distribution, participants in the Plan will receive newly issued common shares. The number of shares to be issued will be computed at a per share rate equal to the greater of
(i) the net asset value as most recently determined or (ii) 95% of the then-current market price of the common shares. The valuation date is the distribution payment date or, if that date is not an Amex trading day, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive shares purchased by the Plan agent in the open market. If the Fund should declare a distribution payable only in cash, the Plan agent will buy the common shares for such Plan in the open market, on the Amex or elsewhere, for the participants' accounts, except that the Plan agent will terminate purchases in the open market and instead the Fund will distribute newly issued shares at a per share rate equal to the greater of net asset value or 95% of market value if, following the commencement of such purchases, the market value of the common shares plus estimated brokerage commissions exceeds net asset value.

     Participants in the Plan have the option of making additional cash payments to the Plan agent, semi-monthly, for investment in the shares as applicable. Such payments may be made in any amount from $250 to $10,000. The Plan agent will use all funds received from participants to purchase shares of the Fund in the open market on or about the 1st or 15th of each month. The Plan agent will charge each shareholder who participates $1.00, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that participants send voluntary cash payments to the Plan agent in a manner that ensures that the Plan agent will receive these payments within one business day prior to the 1st or 15th of the month. A participant may without charge withdraw a voluntary cash payment by written notice, if the notice is received by the Plan agent at least one business day before such payment is to be invested.

     The Plan agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan agent in noncertificated form in the name of the participant. A Plan participant may send its share certificates to the Plan agent so that the shares represented by such certificates will be held by the Plan agent in the participant's shareholder account under the Plan.

     In the case of shareholders such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who participate in the Plan.

     The Fund reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any distribution paid with at least 90 days written notice to the participants in such Plan. The Plan also may be amended or terminated by the Plan agent, with the Fund's prior written consent, on at least 90 days written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to the transfer agent.

                           DESCRIPTION OF THE SHARES

     The following is a brief description of the terms of the common shares. This description does not purport to be complete and is qualified by reference to the Fund's Agreement and Declaration of Trust and its By-Laws. For complete terms of the common shares, please refer to the actual terms of such series, which are set forth in the Agreement and Declaration of Trust.

Common Shares

     The Fund is an unincorporated statutory trust organized under the laws of Delaware pursuant to a Certificate of Trust dated as of January 4, 2005. The Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.001 per share. Each common share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. Though the Fund expects to pay distributions monthly on the common shares, it is not obligated to do so. All common shares are equal as to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.

     Offerings of shares require approval by the Fund's Board of Trustees. Any additional offering of common shares will be subject to the requirements of the 1940 Act, which provides that common shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Fund's outstanding voting securities.

     The Fund's common shares are listed on the Amex, under the symbol "GGN."

     The Fund's net asset value per share will be reduced immediately following the offering of common shares by the amount of the sales load and offering expenses paid by the Fund. See "Use of Proceeds." Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the Amex or otherwise.

     Shares of closed-end investment companies often trade on an exchange at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as dividend and distribution levels (which are in turn affected by expenses), dividend and distribution stability, net asset value, market liquidity, relative demand for and supply of such shares in the market, unrealized gains, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase.

     The Fund's common shareholders will vote as a single class to elect the Fund's Board of Trustees and on additional matters with respect to which the 1940 Act, the Fund's Declaration of Trust, By-Laws or resolutions adopted by the Trustees provide for a vote of the Fund's common shareholders. See "Anti-takeover Provisions of the Fund's Governing Documents."

Book Entry

     The common shares are generally held in the name of Cede & Co. as nominee for the Depository Trust Company ("DTC"). The Fund will treat Cede & Co. as the holder of record of the common shares for all purposes. In accordance with the procedures of DTC, however, purchasers of common shares will be deemed the beneficial owners of shares purchased for purposes of distributions, voting and liquidation rights. Purchasers of common shares may obtain registered certificates by contacting the transfer agent.

Preferred Shares

     Currently, an unlimited amount of the Fund's shares have been classified by the Board of Trustees as preferred shares, par value $0.001 per share. The terms of such preferred shares may be fixed by the Board of Trustees and would materially limit and/or qualify the rights of the holders of the Fund's common shares.

     If the Fund issues preferred shares, it will pay dividends to the holders of the preferred shares at either a fixed rate or a rate that will be reset frequently based on short-term interest rates, as described in a Prospectus Supplement accompanying each preferred share offering.

     Upon a liquidation, each holder of the preferred shares will be entitled to receive out of the assets of the Fund available for distribution to shareholders (after payment of claims of the Fund's creditors but before any distributions with respect to the Fund's common shares or any other shares of the Fund ranking junior to the preferred shares as to liquidation payments) an amount per share equal to such share's liquidation preference plus any accumulated but unpaid distributions (whether or not earned or declared, excluding interest thereon) to the date of distribution, and such shareholders shall be entitled to no further participation in any distribution or payment in connection with such liquidation. Each series of the preferred shares will rank on a parity with any other series of preferred shares of the Fund as to the payment of distributions and the distribution of assets upon liquidation, and will be junior to the Fund's obligations with respect to any outstanding senior securities representing debt. The preferred shares carry one vote per share on all matters on which such shares are entitled to vote. The preferred shares will, upon issuance, be fully paid and nonassessable and will have no preemptive, exchange or conversion rights. The Board of Trustees may by resolution classify or reclassify any authorized but unissued capital shares of the Fund from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions or terms or conditions of redemption. The Fund will not issue any class of shares senior to the Preferred Shares.

     Rating Agency Guidelines. Upon issuance, it is expected that the preferred shares will be rated "Aaa" by Moody's and "AAA" by S&P. The Fund expects that it will be required under Moody's and S&P guidelines to maintain assets having in the aggregate a discounted value at least equal to the Basic Maintenance Amount (as defined below) for its outstanding preferred shares, with respect to the separate guidelines Moody's and S&P has each established for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of discounted value (as defined by such rating agency). The Moody's and S&P guidelines also impose certain diversification requirements and industry concentration limitations on the Fund's overall portfolio, and apply specified discounts to securities held by the Fund (except certain money market securities). The "Basic Maintenance Amount" is equal to (i) the sum of (a) the aggregate liquidation preference of any preferred shares then outstanding plus (to the extent not included in the liquidation preference of such preferred shares) an amount equal to the aggregate accumulated but unpaid distributions (whether or not earned or declared) in respect of such preferred shares, (b) the total principal of any debt (plus accrued and projected interest), (c) certain Fund expenses and (d) certain other current liabilities (excluding any unmade distributions on the Fund's common shares) less (ii) the Fund's (a) cash and (b) assets consisting of indebtedness which (y) mature prior to or on the date of redemption or repurchase of the preferred shares and are U.S. government securities or evidences of indebtedness rated at least "Aaa," "P-1", "VMIG-1" or "MIG-1" by Moody's or "AAA", "SP-1+" or "A-1+" by S&P, and (z) is held by the Fund for distributions, the redemption or repurchase of preferred shares or the Trust's liabilities.

     If the Fund does not cure in a timely manner a failure to maintain a discounted value of its portfolio equal to the Basic Maintenance Amount in accordance with the requirements of the applicable rating agency or agencies then rating the preferred shares at the request of the Fund, the Fund may, and in certain circumstances will be required to, mandatorily redeem preferred shares, as described below under " -- Redemption."

     The Fund may, but is not required to, adopt any modifications to the rating agency guidelines that may hereafter be established by Moody's and S&P. Failure to adopt any such modifications, however, may result in a change in the relevant rating agency's ratings or a withdrawal of such ratings altogether. In addition, any rating agency providing a rating for the preferred shares at the request of the Fund may, at any time, change or withdraw any such rating. The Board of Trustees, without further action by the shareholders, may amend, alter, add to or repeal certain of the definitions and related provisions that have been adopted by the Fund pursuant to the rating agency guidelines if the Board of Trustees determines that such modification is necessary to prevent a reduction in rating of the preferred shares by Moody's and S&P, as the case may be, is in the best interests of the holders of common shares and is not adverse to the holders of preferred shares in view of advice to the Fund by Moody's and S&P (or such other rating agency then rating the preferred shares at the request of the
Fund) that such modification would not adversely affect, as the case may be, its then current rating of the preferred shares.

     The Board of Trustees may amend the Statement of Preferences definition of "Maximum Rate" (the "maximum rate" as defined below under " -- Distributions on the Preferred Shares -- Maximum Rate") to increase the percentage amount by which the applicable reference rate is multiplied or to increase the applicable spread to which the reference rate is added to determine the maximum rate without the vote or consent of the holders of the preferred shares other shareholder of the Fund, but only after consultation with the broker-dealers and with confirmation from each applicable rating agency that the Fund could meet applicable rating agency asset coverage tests immediately following any such increase.

     As described by Moody's and S&P, the ratings assigned to the preferred shares are assessments of the capacity and willingness of the Fund to pay the obligations of each of the preferred shares. The ratings on the preferred shares are not recommendations to purchase, hold or sell shares of either series, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines also do not address the likelihood that an owner of preferred shares will be able to sell such shares on an exchange, in an auction or otherwise. The ratings are based on current information furnished to Moody's and S&P by the Fund and the Investment Adviser and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

     The rating agency guidelines will apply to the preferred shares, as the case may be, only so long as such rating agency is rating such shares at the request of the Fund. The Fund will pay fees to Moody's and S&P for rating the preferred shares.

     Asset Maintenance Requirements. In addition to the requirements summarized under " -- Rating Agency Guidelines" above, the Fund must also satisfy asset maintenance requirements under the 1940 Act with respect to its preferred shares. Under the 1940 Act, such debt or preferred shares may be issued only if immediately after such issuance the value of the Fund's total assets (less ordinary course liabilities) is at least 300% of the amount of any debt outstanding and at least 200% of the amount of any preferred stock and debt outstanding.

     The Fund will be required under the preferred shares Statement of Preferences (the "Statement of Preferences") to determine whether it has, as of the last business day of each March, June, September and December of each year, an "asset coverage" (as defined in the 1940 Act) of at least 200% (or such higher or lower percentage as may be required at the time under the 1940 Act) with respect to all outstanding senior securities of the Fund that are debt or stock, including any outstanding preferred shares. If the Fund fails to maintain the asset coverage required under the 1940 Act on such dates and such failure is not cured within 60 calendar days, the Fund may, and in certain circumstances will be required to, mandatorily redeem the number of preferred shares sufficient to satisfy such asset coverage. See " -- Redemption" below.

     Distributions. In connection with the offering of one or more series of preferred shares, an accompanying Prospectus Supplement will specify whether dividends on such preferred shares will be based on a fixed or variable rate. If such Prospectus Supplement specifies that dividends will be paid at a fixed rate ("Fixed Rate Preferred Shares"), holders of such Preferred Shares will be entitled to receive, out of funds legally available therefor, cumulative cash distributions, at an annual rate set forth in the applicable Prospectus Supplement, payable with such frequency as set forth in the applicable Prospectus Supplement. Such distributions will accumulate from the date on which such shares are issued.

     In the alternative, the Prospectus Supplement may state that the holders of one or more series of the preferred shares are entitled to receive cash distributions at annual rates stated as a percentage of liquidation preference, that will vary from dividend period to dividend period ("Variable Rate Preferred Shares"). The liquidation preference per share and the dividend rate for the initial dividend period for any such series of preferred shares will be the rate set out in the Prospectus Supplement for such series. For subsequent dividend periods, each such series of preferred shares will pay distributions based on a rate set at an auction, normally held weekly, but not in excess of a maximum rate. Dividend periods generally will be seven days, and the dividend periods generally will begin on the first business day after an auction. In most instances, distributions are also paid weekly, on the business day following the end of the dividend period. The Fund, subject to some limitations, may change the length of the dividend periods, designating them as "special dividend periods," as described below under " -- Designation of Special Dividend Periods".

     Distribution Payments. Except as described below, the dividend payment date for a series of Variable Rate Preferred Shares will be the first business day after the dividend period ends. The dividend payment dates for special dividend periods of more (or less) than seven days will be set out in the notice designating a special dividend period. See " -- Designation of Special Dividend Periods" for a discussion of payment dates for a special dividend period.

     If a dividend payment date for a series of Variable Rate Preferred Shares is not a business day because the NYSE is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date can not be paid for any such reason, then:

     o the dividend payment date for the affected dividend period will be the next business day on which the Fund and its paying agent, if any, are able to cause the distributions to be paid using their reasonable best efforts;

     o the affected dividend period will end on the day it would have ended had such event not occurred and the dividend payment date had remained the scheduled date; and

     o the next dividend period will begin and end on the dates on which it would have begun and ended had such event not occurred and the dividend payment date remained the scheduled date.

     Determination of Dividend Rates. The Fund computes the distributions per share for a series of Variable Rate Preferred Shares by multiplying the applicable rate determined at the auction by a fraction, the numerator of which normally is the number of days in such dividend period and the denominator of which is 360. This applicable rate is then multiplied by the liquidation preference per share of such series to arrive at the distribution per share.

     Maximum Rate. The dividend rate for a series of Variable Rate Preferred Shares that results from an auction for such shares will not be greater than the applicable "maximum rate." The maximum rate for any standard dividend period will be the greater of the applicable percentage of the reference rate or the reference rate plus the applicable spread. The reference rate will be the applicable LIBOR Rate (as defined below) for a dividend period of fewer than 365 days or the Treasury Index Rate (as defined below) for a dividend period of 365 days or more. The applicable percentage and the applicable spread will be determined based on the lower of the credit ratings assigned to such series of preferred shares by Moody's and S&P on the auction date for such period (as set forth in the table below). If Moody's and/or S&P do not make such rating available, the rate will be determined by reference to equivalent ratings issued by a substitute rating agency. In the case of a special dividend period, (1) the Fund will communicate the maximum applicable rate in a notice of special rate period for such dividend payment period, (2) the applicable percentage and applicable spread will be determined on the date two business days before the first day of such special dividend period and (3) the reference rate will be the applicable LIBOR Rate for a dividend period of fewer than 365 days or the Treasury Index Rate for a dividend period of 365 days or more.

     The "LIBOR Rate," as described in greater detail in the Statement of Preferences, is the applicable London Inter-Bank Offered Rate for deposits in U.S. dollars for the period most closely approximating the applicable dividend period for the Preferred Shares.

     The "Treasury Index Rate," as described in greater detail in the Statement of Preferences, is the average yield to maturity for certain U.S. Treasury securities having substantially the same length to maturity as the applicable dividend period for the Preferred Shares.

          Credit Ratings          Applicable Percentage       Applicable Spread

   Moody's               S&P

     Aaa                 AAA            150%                       1.50%
 Aa3 to Aa1           AA- to AA+        250%                       2.50%
  A3 to A1             A- to A+         350%                       3.50%
Baa1 or lower       BBB+ or lower       550%                       5.50%

Assuming the Fund maintains an "AAA" and "Aaa" rating on the Preferred Shares, the practical effect of the different methods used to determine the maximum rate is shown in the table below:

              Maximum Applicable     Maximum Applicable    Method Used to
Reference       Rate Using the         Rate Using the       Determine the
  Rate       Applicable Percentage   Applicable Spread  Maximum Applicable Rate

     1%               1.50%                  2.50%                  Spread
     2%               3.00%                  3.50%                  Spread
     3%               4.50%                  4.50%                  Either
     4%               6.00%                  5.50%                Percentage
     5%               7.50%                  6.50%                Percentage

     6%               9.00%                  7.50%                Percentage

There is no minimum dividend rate in respect of any dividend period.

     Effect of Failure to Pay Distributions in a Timely Manner. If the Fund fails to pay the paying agent the full amount of any distribution or redemption price, as applicable, for a series of Variable Rate Preferred Shares in a timely manner, the dividend rate for the dividend period following such a failure to pay (such period referred to as the default period) and any subsequent dividend period for which such default is continuing will be the default rate. In the event that the Fund fully pays all default amounts due during a dividend period, the dividend rate for the remainder of that dividend period will be, as the case may be, the applicable rate (for the first dividend period following a dividend default) or the then maximum rate (for any subsequent dividend period for which such default is continuing).

     The default rate is 550% of the applicable LIBOR Rate for a dividend period of 364 days or fewer and 550% of the applicable Treasury Index Rate for a dividend period of longer than 364 days.

     Designation of Special Dividend Periods. The Fund may instruct the auction agent to hold auctions more or less frequently than weekly and may designate dividend periods longer or shorter than one week. The Fund may do this if, for example, the Fund expects that short-term rates might increase or market conditions otherwise change, in an effort to optimize the potential benefit of the Fund's leverage for holders of its common shares. The Fund does not currently expect to hold auctions and pay distributions less frequently than weekly or establish dividend periods longer or shorter than one week. If the Fund designates a special dividend period, changes in interest rates could affect the price received if preferred shares are sold in the secondary market.

     Any designation of a special dividend period for a series of Variable Rate Preferred Shares will be effective only if (i) notice thereof has been given as provided for in the governing documents, (ii) any failure to pay in a timely manner to the auction agent the full amount of any distribution on, or the redemption price of, any preferred shares has been cured as provided for in the governing documents, (iii) the auction immediately preceding the special dividend period was not a failed auction, (iv) if the Fund has mailed a notice of redemption with respect to any preferred shares, the Fund has deposited with the paying agent all funds necessary for such redemption and (v) the Fund has confirmed that as of the auction date next preceding the first day of such special dividend period, it has assets with an aggregate discounted value at least equal to the Basic Maintenance Amount (M: already defined), and the Fund has provided notice of such designation and a Basic Maintenance Report to each rating agency then rating the preferred shares at the request of the Fund.

     The dividend payment date for any such special dividend period will be set out in the notice designating the special dividend period. In addition, for special dividend periods of at least 91 days, dividend payment dates will occur on the first business day of each calendar month within such dividend period and on the business day following the last day of such dividend period.

     Before the Fund designates a special dividend period: (i) at least seven business days (or two business days in the event the duration of the dividend period prior to such special dividend period is less than eight days) and not more than 30 business days before the first day of the proposed special dividend period, the Fund will issue a press release stating its intention to designate a special dividend period and inform the auction agent of the proposed special dividend period by telephonic or other means and confirm it in writing promptly thereafter and (ii) the Fund must inform the auction agent of the proposed special dividend period by 3:00 p.m., New York City time on the second business day before the first day of the proposed special dividend period.

Restrictions on Dividends and Other Distributions for the Preferred Shares

     So long as any preferred shares are outstanding, the Fund may not pay any dividend or distribution (other than a dividend or distribution paid in common shares or in options, warrants or rights to subscribe for or purchase common shares) in respect of the common shares or call for redemption, redeem, purchase or otherwise acquire for consideration any common shares (except by conversion into or exchange for shares of the Fund ranking junior to the preferred shares as to the payment of dividends and the distribution of assets upon liquidation), unless:

     o the Fund has declared and paid (or provided to the relevant dividend paying agent) all cumulative distributions on the Fund's outstanding preferred shares due on or prior to the date of such common share dividend or distribution;

     o the Fund has redeemed the full number of preferred shares to be redeemed pursuant to any mandatory redemption provision in the Fund's governing documents; and

     o after making the distribution, the Fund meets applicable asset coverage requirements described under " -- Rating Agency Guidelines" and " -- Asset Maintenance Requirements."

     No full distribution will be declared or made on any series of the preferred shares for any dividend period, or part thereof, unless full cumulative distributions due through the most recent dividend payment dates therefor for all outstanding series of preferred shares of the Fund ranking on a parity with such series as to distributions have been or contemporaneously are declared and made. If full cumulative distributions due have not been made on all outstanding preferred shares of the Fund ranking on a parity with such series of preferred shares as to the payment of distributions, any distributions being paid on the preferred shares will be paid as nearly pro rata as possible in proportion to the respective amounts of distributions accumulated but unmade on each such series of preferred shares on the relevant dividend payment date. The Fund's obligation to make distributions on the preferred shares will be subordinate to its obligations to pay interest and principal, when due, on any of the Fund's senior securities representing debt.

Redemption

     Mandatory Redemption Relating to Asset Coverage Requirements. The Fund may, at its option, consistent with its governing documents and the 1940 Act, and in certain circumstances will be required to, mandatorily redeem preferred shares in the event that:

     o the Fund fails to maintain the asset coverage requirements specified under the 1940 Act on a quarterly valuation date and such failure is not cured on or before 60 days, in the case of the Fixed Rate Preferred Shares, or 10 business days, in the case of the Variable Rate Preferred Shares, following such failure; or

     o the Fund fails to maintain the asset coverage requirements as calculated in accordance with the applicable rating agency guidelines as of any monthly valuation date, and such failure is not cured on or before 10 business days after such valuation date.

     The redemption price for preferred shares subject to mandatory redemption will be the liquidation preference, as stated in the Prospectus Supplement accompanying the issuance of such preferred shares, plus an amount equal to any accumulated but unpaid distributions (whether or not earned or declared) to the date fixed for redemption, plus (in the case of Fixed Rate Preferred Shares or Variable Rate Preferred Shares having a dividend period of more than one year) any applicable redemption premium determined by the Board of Trustees and included in the Statement of Preferences.

     The number of preferred shares that will be redeemed in the case of a mandatory redemption will equal the minimum number of outstanding preferred shares, the redemption of which, if such redemption had occurred immediately prior to the opening of business on the applicable cure date, would have resulted in the relevant asset coverage requirement having been met or, if the required asset coverage cannot be so restored, all of the preferred shares. In the event that preferred shares are redeemed due to a failure to satisfy the 1940 Act asset coverage requirements, the Fund may, but is not required to, redeem a sufficient number of preferred shares so that the Fund's assets exceed the asset coverage requirements under the 1940 Act after the redemption by 10% (that is, 220% asset coverage). In the event that preferred shares are redeemed due to a failure to satisfy applicable rating agency guidelines, the Fund may, but is not required to, redeem a sufficient number of preferred shares so that the Fund's discounted portfolio value (as determined in accordance with the applicable rating agency guidelines) after redemption exceeds the asset coverage requirements of each applicable rating agency by up to 10% (that is, 110% rating agency asset coverage). In addition, as discussed under " -- Optional Redemption of the Preferred Shares" below, the Fund generally may redeem Variable Rate Preferred Shares subject to a variable rate, in whole or in part, at its option at any time (usually on a dividend or distribution payment date), other than during a non-call period.

     If the Fund does not have funds legally available for the redemption of, or is otherwise unable to redeem, all the preferred shares to be redeemed on any redemption date, the Fund will redeem on such redemption date that number of shares for which it has legally available funds, or is otherwise able to redeem, from the holders whose shares are to be redeemed ratably on the basis of the redemption price of such shares, and the remainder of those shares to be redeemed will be redeemed on the earliest practicable date on which the Fund will have funds legally available for the redemption of, or is otherwise able to redeem, such shares upon written notice of redemption.

     If fewer than all of the Fund's outstanding preferred shares are to be redeemed, the Fund, at its discretion and subject to the limitations of the Governing Documents and 1940 Act, will select the one or more series of preferred shares from which shares will be redeemed and the amount of preferred shares to be redeemed from each such series. If less than all preferred shares of a series are to be redeemed, such redemption will be made as among the holders of that series pro rata in accordance with the respective number of shares of such series held by each such holder on the record date for such redemption (or by such other equitable method as the Fund may determine). If fewer than all the preferred shares held by any holder are to be redeemed, the notice of redemption mailed to such holder will specify the number of shares to be redeemed from such holder, which may be expressed as a percentage of shares held on the applicable record date.

     Optional Redemption of Fixed Rate Preferred Shares. Fixed Rate Preferred Shares will not be subject to optional redemption by the Trust until the date, if any, specified in the applicable Prospectus Supplement, and only if such redemption is necessary, in the judgment of the Fund, to maintain the Fund's status as a regulated investment company under the Code. Commencing on such date and thereafter, the Trust may at any time redeem such Fixed Rate Preferred Shares in whole or in part for cash at a redemption price per share equal to the initial liquidation preference per share plus accumulated and unpaid distributions (whether or not earned or declared) to the redemption date. Such redemptions are subject to the notice requirements set forth under " -- Redemption Procedures" and the limitations of the Governing Documents and 1940 Act.

     Optional Redemption of Variable Rate Preferred Shares. The Fund generally may redeem Variable Rate Preferred Shares, if issued, in whole or in part, at its option at any time (usually on a dividend or distribution payment date), other than during a non-call period. The Fund may designate a non-call period during a dividend period of more than seven days. In the case of such preferred shares having a dividend period of one year or less, the redemption price per share will equal the initial liquidation preference plus an amount equal to any accumulated but unpaid distributions thereon (whether or not earned or declared) to the redemption date, and in the case of such Preferred Shares having a dividend period of more than one year, the redemption price per share will equal the initial liquidation preference plus any redemption premium applicable during such dividend period. Such redemptions are subject to the notice requirements set forth under " -- Redemption Procedures" and the limitations of the Governing Documents and 1940 Act.

     Redemption Procedures. A notice of redemption with respect to an optional redemption will be given to the holders of record of preferred shares selected for redemption not less than 15 days (subject to NYSE requirements), in the case of Fixed Rate Preferred Shares, and not less than seven days in the case of Variable Rate Preferred Shares, nor, in both cases, more than 40 days prior to the date fixed for redemption. Preferred shareholders may receive shorter notice in the event of a mandatory redemption. Each notice of redemption will state (i) the redemption date, (ii) the number or percentage of preferred shares to be redeemed (which may be expressed as a percentage of such shares outstanding),
(iii) the CUSIP number(s) of such shares, (iv) the redemption price (specifying the amount of accumulated distributions to be included therein), (v) the place or places where such shares are to be redeemed, (vi) that distributions on the shares to be redeemed will cease to accumulate on such redemption date, (vii) the provision of the Statement of Preferences, as applicable, under which the redemption is being made and (viii) any conditions precedent to such redemption. No defect in the notice of redemption or in the mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.

     The holders of any preferred shares, whether subject to a variable or fixed rate, will not have the right to redeem any of their shares at their option.

     Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of preferred shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per preferred share plus accumulated and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares will not be entitled to any further participation in any distribution of assets by the Fund.

     Voting Rights. The 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two Trustees at all times. The remaining Trustees will be elected by holders of common shares and preferred shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred shares have the right to elect a majority of the Trustees at any time two years' dividends on any preferred shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the preferred shares, and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's subclassification as a closed-end investment company to an open-end company or changes in its fundamental investment restrictions. As a result of these voting rights, the Fund's ability to take any such actions may be impeded to the extent that there are any preferred shares outstanding. The Board of Trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of preferred shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of common shares as a single class.

     The affirmative vote of the holders of a majority of the outstanding preferred shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of preferred shares. The class vote of holders of preferred shares described above will in each case be in addition to any other vote required to authorize the action in question.

     The foregoing voting provisions will not apply to any preferred shares if, at or prior to the time when the act with respect to which such vote otherwise would be required will be effected, such shares will have been redeemed or called for redemption and sufficient cash or cash equivalents provided to the applicable paying agent to effect such redemption.

     Book-Entry. Fixed Rate Preferred Shares will initially be held in the name of Cede & Co. as nominee for DTC. The Fund will treat Cede & Co. as the holder of record of preferred shares for all purposes. In accordance with the procedures of DTC, however, purchasers of Fixed Rate Preferred Shares will be deemed the beneficial owners of stock purchased for purposes of dividends, voting and liquidation rights. Purchasers of Fixed Rate Preferred Shares referred may obtain registered certificates by contacting the Transfer Agent.

     Variable Rate Preferred Shares will initially be held by the auction agent as custodian for Cede & co., in whose name the shares of the Variable Rate Preferred Shares will be registered. The Fund will treat Cede & Co. as the holder of record of the Variable Rate Preferred Shares for all purposes.

           ANTI-TAKEOVER PROVISIONS OF THE FUND'S GOVERNING DOCUMENTS

     The Fund presently has provisions in its Agreement and Declaration of Trust and By-Laws (together, its "Governing Documents") which could have the effect of limiting, in each case, (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions or (iii) the ability of the Fund's Trustees or shareholders to amend the Governing Documents or effectuate changes in the Fund's management. These provisions of the Governing Documents of the Fund may be regarded as "anti-takeover" provisions. The Board of Trustees of the Fund is divided into three classes, each having a term of no more than three years (except, to ensure that the term of a class of the Fund's Trustees expires each year, one class of the Fund's Trustees will serve an initial one-year term and three-year terms thereafter and another class of its Trustees will serve an initial two-year term and three-year terms thereafter). Each year the term of one class of Trustees will expire. Accordingly, only those Trustees in one class may be changed in any one year, and it would require a minimum of two years to change a majority of the Board of Trustees. Such system of electing Trustees may have the effect of maintaining the continuity of management and, thus, make it more difficult for the shareholders of the Fund to change the majority of Trustees. See "Management of the Fund -- Trustees and Officers" in the SAI. A trustee of the Fund may be removed with or without cause by two-thirds of the remaining Trustees and, with cause, by 66 2/3% of the votes entitled to be cast for the election of such Trustees. Special voting requirements of 75% of the outstanding voting shares (in addition to any required class votes) apply to certain mergers or a sale of all or substantially all of the Fund's assets, liquidation, conversion of the Fund into an open-end fund or interval fund and amendments to several provisions of the Declaration of Trust, including the foregoing provisions. In addition, after completion of the offering, 80% of the holders of the outstanding voting securities of the Fund voting as a class is generally required in order to authorize any of the following transactions:

     o    merger or consolidation of the Fund with or into any other entity;

     o issuance of any securities of the Fund to any person or entity for cash, other than pursuant to the Dividend and Reinvestment Plan or any offering if such person or entity acquires no greater percentage of the securities offered than the percentage beneficially owned by such person or entity immediately prior to such offering or, in the case of a class or series not then beneficially owned by such person or entity, the percentage of common shares beneficially owned by such person or entity immediately prior to such offering;

     o sale, lease or exchange of all or any substantial part of the assets of the Fund to any entity or person (except assets having an aggregate fair market value of less than $5,000,000);

     o sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $5,000,000); or

     o the purchase of the Fund's common shares by the Fund from any person or entity other than pursuant to a tender offer equally available to other shareholders in which such person or entity tenders no greater percentage of common shares than are tendered by all other shareholders; if such person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund.

     However, such vote would not be required when, under certain conditions, the Board of Trustees approves the transaction.

     In addition, shareholders have no authority to adopt, amend or repeal By-Laws. The Trustees have authority to adopt, amend and repeal By-Laws consistent with the Declaration of Trust (including to require approval by the holders of a majority of the outstanding shares for the election of Trustees).

     The provisions of the Governing Documents described above could have the effect of depriving the owners of shares in the Fund of opportunities to sell their shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal shareholder.

     The Governing Documents of the Fund are on file with the SEC. For the full text of these provisions see "Additional Information."

                            CLOSED-END FUND STRUCTURE

     The Fund is a non-diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the Fund, the mutual fund will redeem or buy back the shares at "net asset value." Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the Fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objective, to have greater flexibility to make certain types of investments and to use certain investment strategies such as financial leverage and investments in illiquid securities.

     Shares of closed-end funds often trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Fund's Board of Trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce a discount. We cannot guarantee or assure, however, that the Fund's Board of Trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. The Board of Trustees might also consider converting the Fund to an open-end mutual fund, which would also require a supermajority vote of the shareholders of the Fund and a separate vote of any outstanding preferred shares. We cannot assure you that the Fund's common shares will not trade at a discount.

                           REPURCHASE OF COMMON SHARES

     The Fund is a non-diversified, closed-end management investment company and as such its shareholders do not, and will not, have the right to require the Fund to repurchase their shares. The Fund, however, may repurchase its common shares from time to time as and when it deems such a repurchase advisable. The Board of Trustees has authorized such repurchases to be made when the Fund's common shares are trading at a discount from net asset value of 7.5% or more (or such other percentage as the Board of Trustees of the Fund may determine from time to time). Pursuant to the 1940 Act, the Fund may repurchase its common shares on a securities exchange (provided that the Fund has informed its shareholders within the preceding six months of its intention to repurchase such shares) or pursuant to tenders and may also repurchase shares privately if the Fund meets certain conditions regarding, among other things, distribution of net income for the preceding fiscal year, status of the seller, price paid, brokerage commissions, prior notice to shareholders of an intention to purchase shares and purchasing in a manner and on a basis that does not discriminate unfairly against the other shareholders through their interest in the Fund.

     When the Fund repurchases its common shares for a price below net asset value, the net asset value of the common shares that remain outstanding shares will be enhanced, but this does not necessarily mean that the market price of the outstanding common shares will be affected, either positively or negatively. The repurchase of common shares will reduce the total assets of the Fund available for investment and may increase the Fund's expense ratio.

                                 NET ASSET VALUE

     For purposes of determining the Fund's NAV per share, portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices, or, if there were no asked prices quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees so determines, by such other method as the Board of Trustees shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

     Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or if after the close, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Trustees. Debt instruments that are not credit impaired with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines such does not reflect fair value, in which case these securities will be valued at their fair value as determined by the Board of Trustees. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

     Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

     The Fund obtains valuations on the basis of prices provided by a pricing service approved by the Board of Trustees. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Fund's Board of Trustees.

     In addition, whenever developments in one or more securities markets after the close of the principal markets for one or more portfolio securities and before the time as of which the Fund determines its net asset value would, if such developments had been reflected in such principal markets, likely have more than a minimal effect on the Fund's net asset value per share, the Fund may fair value such portfolio securities based on available market information as of the time the Fund determines its net asset value.

     Amex Closings. The holidays (as observed) on which the Amex is closed, and therefore days upon which shareholders cannot purchase or sell shares, currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

                                    TAXATION

     The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of the Fund's common shares. A more complete discussion of the tax rules applicable to the Fund and its shareholders can be found in the SAI that is incorporated by reference into this prospectus. This discussion assumes you are a U.S. person and that you hold your common shares as capital assets. This discussion is based upon current provisions of the Code, the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the "IRS"), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund).

     The discussion set forth herein does not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the specific U.S. federal, state, local and foreign tax consequences to them of investing in the Fund.

Taxation of the Fund

     The Fund intends to elect to be treated and to qualify annually as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, meet the following requirements regarding the source of its income and the diversification of its assets:

     (i) The Fund must derive in each taxable year at least 90% of its gross income from the following sources, which are referred to herein as "Qualifying Income": (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) interests in publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in
          (a) above (each a "Qualified Publicly Traded Partnership").

     (ii) The Fund must diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

Income from the Fund's investments in grantor trusts and equity interest of MLPs that are not Qualified Publicly Traded Partnerships (if any) will be Qualifying Income to the extent it is attributable to items of income of such trust or MLP that would be Qualifying Income if earned directly by the Fund.

     As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders, provided that it distributes each taxable year at least the sum of
(i) 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of the Fund's net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute substantially all of such income at least annually. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

     The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gain will be distributed to entirely avoid the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

     If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders.

Taxation of Shareholders

     Distributions paid to you by the Fund from its net realized long-term capital gains, if any, that the Fund designates as capital gains dividends ("capital gain dividends") are taxable as long-term capital gains, regardless of how long you have held your common shares. All other dividends paid to you by the Fund (including dividends from short-term capital gains) from its current or accumulated earnings and profits ("ordinary income dividends") are generally subject to tax as ordinary income.

     Special rules apply, however, to ordinary income dividends paid to individuals with respect to taxable years beginning on or before December 31, 2010. If you are an individual, any such ordinary income dividend that you receive from the Fund generally will be eligible for taxation at the Federal rates applicable to long-term capital gains (currently at a maximum rate of 15%) to the extent that (i) the ordinary income dividend is attributable to "qualified dividend income" (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your common shares. There can be no assurance as to what portion of the Fund's ordinary income dividends will constitute qualified dividend income.

     Any distributions you receive that are in excess of the Fund's current or accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your common shares, and thereafter as capital gain from the sale of common shares. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your common shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your common shares.

     Dividends and other taxable distributions are taxable to you even though they are reinvested in additional common shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the shareholder of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

     The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund.

     The sale or other disposition of common shares of the Fund will generally result in capital gain or loss to you, and will be long-term capital gain or loss if you have held such common shares for more than one year at the time of sale. Any loss upon the sale or exchange of common shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such common shares. Any loss you realize on a sale or exchange of common shares will be disallowed if you acquire other common shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the common shares. In such case, your tax basis in the common shares acquired will be adjusted to reflect the disallowed loss.

     The Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number) or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.

                            CUSTODIAN, TRANSFER AGENT
                          AND DIVIDEND DISBURSING AGENT

     Mellon, located at 135 Santilli Highway, Everett, Massachusetts 02149, serves as the Custodian of the Fund's assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund's assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee paid by the Fund based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.

     American Stock Transfer, located at 59 Maiden Lane, New York, New York 10038, serves as the Fund's dividend disbursing agent, as agent under the Fund's Plan and as transfer agent and registrar for the common shares of the Fund.

                              PLAN OF DISTRIBUTION

     We may sell our shares through underwriters or dealers, directly to one or more purchasers, through agents, to or through underwriters or dealers, or through a combination of any such methods of sale. The applicable Prospectus Supplement will identify any underwriter or agent involved in the offer and sale of our shares, any sales loads, discounts, commissions, fees or other compensation paid to any underwriter, dealer or agent, the offering price, net proceeds and use of proceeds and the terms of any sale.

     The distribution of our shares may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share in the case of common shares, must equal or exceed the net asset value per share, exclusive of any underwriting commissions or discounts, of our common shares.

     We may sell our common shares directly to, and solicit offers from, institutional investors or others who may be deemed to be underwriters as defined in the 1933 Act for any resales of the securities. In this case, no underwriters or agents would be involved. We may use electronic media, including the Internet, to sell offered securities directly.

     In connection with the sale of our shares, underwriters or agents may receive compensation from us in the form of discounts, concessions or commissions. Underwriters may sell our shares to or through dealers, and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our shares may be deemed to be underwriters under the Securities Act of 1933, and any discounts and commissions they receive from us and any profit realized by them on the resale of our shares may be deemed to be underwriting discounts and commissions under the Securities Act of 1933. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable Prospectus Supplement. The maximum commission or discount to be received by any NASD member or independent broker-dealer will not exceed eight percent. We will not pay any compensation to any underwriter or agent in the form of warrants, options, consulting or structuring fees or similar arrangements.

     If a Prospectus Supplement so indicates, we may grant the underwriters an option to purchase additional shares at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of the Prospectus Supplement, to cover any overallotments.

     To facilitate an offering of common shares in an underwritten transaction and in accordance with industry practice, the underwriters may engage in transactions that stabilize, maintain, or otherwise affect the market price of the shares. Those transactions may include overallotment, entering stabilizing bids, effecting syndicate covering transactions, and reclaiming selling concessions allowed to an underwriter or a dealer.

     o An overallotment in connection with an offering creates a short position in the common shares for the underwriter's own account.

     o An underwriter may place a stabilizing bid to purchase the shares for the purpose of pegging, fixing, or maintaining the price of the common shares.

     o Underwriters may engage in syndicate covering transactions to cover overallotments or to stabilize the price of the shares subject to the offering by bidding for, and purchasing, the shares or any other securities in the open market in order to reduce a short position created in connection with the offering.

     o The managing underwriter may impose a penalty bid on a syndicate member to reclaim a selling concession in connection with an offering when the shares originally sold by the syndicate member is purchased in syndicate covering transactions or otherwise.

     Any of these activities may stabilize or maintain the market price of the securities above independent market levels. The underwriters are not required to engage in these activities, and may end any of these activities at any time.

     Any underwriters to whom the offered securities are sold for offering and sale may make a market in the offered securities, but the underwriters will not be obligated to do so and may discontinue any market-making at any time without notice. The offered securities may or may not be listed on a securities exchange. We cannot assure you that there will be a liquid trading market for the offered securities.

     Any common shares sold pursuant to a Prospectus Supplement will be listed on the Amex.

     Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our common shares may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act of 1933. Underwriters, dealers and agents may engage in transactions with us, or perform services for us, in the ordinary course of business.

     If so indicated in the applicable Prospectus Supplement, we will ourselves, or will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our common shares from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contacts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligation of any purchaser under any such contract will be subject to the condition that the purchase of the common shares shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the Prospectus Supplement, and the Prospectus Supplement will set forth the commission payable for solicitation of such contracts.

     To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as brokers or dealers and receive fees in connection with the execution of our portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

     A Prospectus and accompanying Prospectus Supplement in electronic form may be made available on the websites maintained by underwriters. The underwriters may agree to allocate a number of securities for sale to their online brokerage account holders. Such allocations of securities for Internet distributions will be made on the same basis as other allocations. In addition, securities may be sold by the underwriters to securities dealers who resell securities to online brokerage account holders.

     In order to comply with the securities laws of certain states, if applicable, our shares offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

                                  LEGAL MATTERS

     Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund in connection with the offering of the common shares.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     PricewaterhouseCoopers LLP serves as the Independent Registered Public Accounting Firm of the Fund and audits the financial statements of the Fund. PricewaterhouseCoopers LLP is located at 300 Madison Avenue, New York, New York 10017.

                             ADDITIONAL INFORMATION

     The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy statements and other information filed by the Fund with the SEC pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549. The SEC maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the SEC.

     The common shares are listed on the Amex, under the symbol "GGN." Reports, proxy statements and other information concerning the Fund and filed with the SEC by the Fund will be available for inspection at the American Stock Exchange, 86 Trinity Place, New York, New York 10006.

     This prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the Securities Act of 1933 and the 1940 Act. This prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the common shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC's web site (http://www.sec.gov).

                         PRIVACY PRINCIPLES OF THE FUND

     The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

     Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Fund restricts access to non-public personal information about its shareholders to employees of the Fund's Investment Adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

     An SAI dated as of _____________, 2007, has been filed with the SEC and is incorporated by reference in this prospectus. An SAI may be obtained without charge by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1422 or by calling the Fund toll-free at (800) GABELLI (422-3554). The Table of Contents of the SAI is as follows:

                                                                            Page
                                                                            ----
THE FUND.......................................................................3

INVESTMENT OBJECTIVE AND POLICIES..............................................3

INVESTMENT RESTRICTIONS.......................................................13

MANAGEMENT OF THE FUND........................................................14

AUCTIONS FOR AUCTION RATE PREFERRED SHARES....................................23

DIVIDENDS AND DISTRIBUTIONS...................................................25

PORTFOLIO TRANSACTIONS........................................................26

PORTFOLIO TURNOVER............................................................27

TAXATION......................................................................27

GENERAL INFORMATION...........................................................33

Appendix A - Proxy Voting Policy.............................................A-1

     No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this prospectus in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Investment Adviser or the Underwriters. Neither the delivery of this prospectus nor any sale made hereunder will, under any circumstances, create any implication that there has been no change in the affairs of the Fund since the date hereof or that the information contained herein is correct as of any time subsequent to its date. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities other than the securities to which it relates. This prospectus does not constitute an offer to sell or the solicitation of an offer to buy such securities in any circumstance in which such an offer or solicitation is unlawful.

                                _________ Shares

                            [GABELLI GRAPHIC OMITTED]

                            The Gabelli Global Gold,
                        Natural Resources & Income Trust
                      Common Shares of Beneficial Interest

                                ----------------

                                   PROSPECTUS

                                 ________, 2007

                                ----------------

                                                    Filed Pursuant to Rule 497
                                         Registration Statement No. 333-

PROSPECTUS SUPPLEMENT
(To Prospectus dated __________, 2007)



                                __________ Shares

                                [GRAPHIC OMITTED]

                      Common Shares of Beneficial Interest

     We are offering for sale ________ shares of our common shares. Our common shares are traded on the American Stock Exchange under the symbol "GGN." The last reported sale price for our common shares on ________, ____ was $_____ per share.

     You should review the information set forth under "Risk Factors and Special Considerations" on page __ of the accompanying Prospectus before investing in our common shares.

                                                    Per Share          Total (1)
                                                    ---------          ---------
Public offering price............................... $____              $ ____
Underwriting discounts and commissions.............. $____              $ ____
Proceeds, before expenses, to us.................... $____              $ ____

------------------
(1) The aggregate expenses of the offering are estimated to be $________, which represents approximately $____ per share.

     The underwriters may also purchase up to an additional common shares from us at the public offering price, less underwriting discounts and commissions, to cover over-allotments, if any, within 30 days after the date of this Prospectus Supplement. If the over-allotment option is exercised in full, the total proceeds, before expenses, to the Fund would be $________ and the total underwriting discounts and commissions would be $________. The common shares will be ready for delivery on or about __________, ____.

     You should read this Prospectus Supplement and the accompanying Prospectus before deciding whether to invest in our common shares and retain it for future reference. The Prospectus Supplement and the accompanying Prospectus contain important information about us. Material that has been incorporated by reference and other information about us can be obtained from us by calling 1-800-GABELLI (422-3554) or from the Securities and Exchange Commission's ("SEC") website (http://www.sec.gov).

     Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this Prospectus Supplement is truthful or complete. Any representation to the contrary is a criminal offense.

                               ____________, ____

     You should rely only on the information contained or incorporated by reference in this Prospectus Supplement and the accompanying Prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction in which the offer or sale is not permitted.

     In this Prospectus Supplement and in the accompanying Prospectus, unless otherwise indicated, "Fund," "us," "our" and "we" refer to Gabelli Global Gold, Natural Resources & Income Fund. This Prospectus Supplement also includes trademarks owned by other persons.

                                TABLE OF CONTENTS

                              Prospectus Supplement

                                                                            Page
                                                                            ----
TABLE OF FEES AND EXPENSES...................................................S-3
USE OF PROCEEDS..............................................................S-3
PRICE RANGE OF COMMON STOCK..................................................S-3
UNDERWRITING.................................................................S-4
LEGAL MATTERS................................................................S-4

                                   Prospectus

PROSPECTUS SUMMARY.............................................................1
SUMMARY OF FUND EXPENSES......................................................15
USE OF PROCEEDS...............................................................16
FINANCIAL HIGHLIGHTS..........................................................16
THE FUND 16
INVESTMENT OBJECTIVE AND POLICIES.............................................16
RISK FACTORS AND SPECIAL CONSIDERATIONS.......................................24
MANAGEMENT OF THE FUND........................................................35
PORTFOLIO TRANSACTIONS........................................................38
DIVIDENDS AND DISTRIBUTIONS...................................................38
AUTOMATIC DIVIDEND REINVESTMENT AND VOLUNTARY CASH PURCHASE PLAN..............38
DESCRIPTION OF THE SHARES.....................................................39
ANTI-TAKEOVER PROVISIONS OF THE FUND'S GOVERNING DOCUMENTS....................47
CLOSED-END FUND STRUCTURE.....................................................48
REPURCHASE OF COMMON SHARES...................................................49
NET ASSET VALUE...............................................................49
TAXATION 50

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT.......................52
PLAN OF DISTRIBUTION..........................................................52
LEGAL MATTERS.................................................................54
INDEPENDENT PUBLIC ACCOUNTING FIRM............................................54
ADDITIONAL INFORMATION........................................................54
PRIVACY PRINCIPLES OF THE FUND................................................55
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION......................55

                           TABLE OF FEES AND EXPENSES

     The following tables are intended to assist you in understanding the various costs and expenses directly or indirectly associated with investing in our common shares as a percentage of net assets attributable to common shares. Amounts are for the current fiscal year after giving effect to anticipated net proceeds of the offering, assuming that we incur the estimated offering expenses, including preferred share offering expenses.

Shareholder Transaction Expenses

Sales Load (as a percentage of offering price)..............      ___%
Offering Expenses Excluding Preferred Share
  Offering Expense (as a percentage of
  offering price)...........................................       5%
Dividend Reinvestment Plan Fees.............................   None(1)
Preferred Share Offering Expenses
  (as a percentage of net assets attributable
  to common shares).........................................   None(2)

                                                     Percentage of Net Assets
                                                  Attributable to Common Shares
                                                  -----------------------------
Annual Expenses

Management Fees.........................................      ___(3)
Other Expenses..........................................      ___(3)
Total Annual Expenses...................................      ___(3)
Dividends on Preferred Shares...........................      ___(4)
Total Annual Expenses and Dividends on Preferred Shares.      ___(4)

------------------
(1) You will be charged a $1.00 services charge and pay brokerage charges if you direct the plan agent to sell you common shares held in a dividend reinvestment account.
(2) For preferred shares this amount will likely approximate .03% per $10 million in the case of variable rate or auction rate preferred shares and .09% per $10 million in the case of fixed rate preferred shares based on an offering of $100 million in liquidation preference of preferred shares and net assets attributable to common shares of $___ million. The actual amount in connection with any offering of preferred shares will be set forth in the Prospectus Supplement if applicable.
(3) The Investment Advisor's fee is 1.00% per year of the Fund's average weekly net assets, with no deductions for the liquidation preference of any outstanding preferred shares. Consequently, if the Fund has preferred shares outstanding, the investment management fees and other expenses as a percentage of the net assets attributable to common shares will be higher than if the Fund does not utilize a leveraged capital structure.
(4) These line items will be removed if no preferred shares are outstanding and none are being offered in conjunction with the offering of common shares and will be completed with actual information if preferred shares are outstanding or being offered.

Example

     The following example illustrates the expenses you would pay on a $1,000 investment in common shares, assuming a 5% annual portfolio total return.*

                            1 Year     3 Years      5 Years       10 Years
Total Expenses Incurred     _____       _____        _____         _____

------------------
* The example should not be considered a representation of future expenses. The example assumes that the amounts set forth in the Annual Expenses table are accurate and that all distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

                                 USE OF PROCEEDS

     We estimate the total net proceeds of the offering to be $_________ ($________ if the over-allotment option is exercised in full), based on the public offering price of $_____ per share and after deducting underwriting discounts and commissions and estimated offering expenses payable by us.

     The Investment Adviser expects that it will initially invest the proceeds of the offering in high-quality short-term debt securities and instruments. The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund's investment objective and policies as appropriate investment opportunities are identified, which is expected to be substantially completed within three months; however, changes in market conditions could result in the Fund's anticipated investment period extending to as long as six months.

                          PRICE RANGE OF COMMON SHARES

     The following table sets forth for the quarters indicated, the high and low sale prices on the American Stock Exchange per share of our common shares and the net asset value and the premium or discount from net asset value per share at which the common shares were trading, expressed as a percentage of net asset value, at each of the high and low sale prices provided.


                                                  Net Asset Value      Premium or Discount as a
                              Market Price     ("NAV") Per Share at           % of NAV
  Quarter Ended              High      Low        End of Period             High     Low
-------------------         -----     -----     -------------------        -----    ----
March 31, 2005              20.01     20.00                               4.93      -4.93
June 30, 2005               20.05     18.03                              10.25      -3.48
September 30, 2005          21.93     19.80                               2.39      -2.25
December 31, 2005           21.80     20.22                               4.43      -4.61

March 31, 2006              23.90     21.45                               3.96      -3.01
June 30, 2006               23.93     19.98                               1.11      -5.62
September 30, 2006          22.89     21.15                               2.41      -6.11
December 31, 2006           24.77     21.00                               3.65      -1.41

March 31, 2007              26.74     22.92                               6.89      -1.29
June 30, 2007
Third Quarter
     through ______, 2007


     The last reported price for our common shares on _____, ____ was $____ per share.


                                  UNDERWRITING

[To Come]


                                  LEGAL MATTERS

Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, our special counsel in connection with the offering of Common Stock. Certain legal matters in connection with this offering will be passed upon for the underwriters by __________________________.

                                                      Filed Pursuant to Rule 497
                                        Registration Statement No. 333-

PROSPECTUS SUPPLEMENT
(To Prospectus dated __________, 2007)



                                __________ Shares

                                [GRAPHIC OMITTED]

               Series ___ Preferred Shares of Beneficial Interest

     We are offering for sale ________ shares of our Series __ preferred shares. Our common shares are traded on the American Stock Exchange under the symbol "GGN." The last reported sale price for our common shares on ________, ____ was $_____ per share.

     You should review the information set forth under "Risk Factors and Special Considerations" on page __ of the accompanying Prospectus before investing in our preferred shares.

                                             Per Share         Total (1)
                                             ----------       -----------
Public offering price........................ $____            $ ____
Underwriting discounts and commissions....... $____            $ ____
Proceeds, before expenses, to us............. $____            $ ____

------------------
(1) The aggregate expenses of the offering are estimated to be $________, which represents approximately $____ per share.

     The Series __ preferred shares will be ready for delivery on or about __________, ____.

     You should read this Prospectus Supplement and the accompanying Prospectus before deciding whether to invest in our preferred shares and retain it for future reference. The Prospectus Supplement and the accompanying Prospectus contain important information about us. Material that has been incorporated by reference and other information about us can be obtained from us by calling 1-800-GABELLI (422-3554) or from the Securities and Exchange Commission's ("SEC") website (http://www.sec.gov).

     Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this Prospectus Supplement is truthful or complete. Any representation to the contrary is a criminal offense.

                               ____________, ____

                                TABLE OF CONTENTS

                              Prospectus Supplement

                                                                            Page
                                                                            ----
TERMS OF THE SERIES - PREFERRED SHARES........................................P-
USE OF PROCEEDS...............................................................P-
UNDERWRITING..................................................................P-
LEGAL MATTERS.................................................................P-

                    TERMS OF THE SERIES ___ PREFERRED SHARES

Dividend Rate                    The dividend rate [for the initial dividend
                                 period](1) will be ___%.

Dividend Payment Rate            [Dividends will be paid when, as and if
                                 declared on __________, __________,
                                 __________, and __________, commencing
                                 __________.](2) The payment date for the initial dividend period will be
                                 __________.](1)

[Regular Dividend Period.        Regular dividend periods will be ____ days.](1)

[Regular Auction Date            Auctions will be held on __________.](1)

Liquidation Preference           $______ per share

[No-Call Period                  The shares may not be called for redemption
                                 at the option of the Fund prior to
                                 __________.](2)

[Stock Exchange Listing](2)

Rating It is a condition of issuance that the preferred shares be rated AAA by S&P and Aaa Moodys.

------------------------
1 Applicable only if the preferred shares being offered are auction rate shares. 2 Applicable only if the preferred shares being offered are fixed rate shares.

                                 USE OF PROCEEDS

     We estimate the total net proceeds of the offering to be $_________ , based on the public offering price of $_____ per share and after deducting underwriting discounts and commissions and estimated offering expenses payable by us.

     The Investment Adviser expects that it will initially invest the proceeds of the offering in high-quality short-term debt securities and instruments. The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund's investment objective and policies as appropriate investment opportunities are identified, which is expected to be substantially completed within three months; however, changes in market conditions could result in the Fund's anticipated investment period extending to as long as six months.

                                  UNDERWRITING

[To Come]

                                  LEGAL MATTERS

Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, our special counsel in connection with the offering of Common Stock. Certain legal matters in connection with this offering will be passed upon for the underwriters by __________________________.

                               Dated _______, 2007

            THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST

                             ______________________

                       STATEMENT OF ADDITIONAL INFORMATION

     THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THE FUND MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

     This Statement of Additional Information (the "SAI") does not constitute a prospectus, but should be read in conjunction with the Fund's prospectus relating thereto dated _______, 2007, and as it may be supplemented. This SAI does not include all information that a prospective investor should consider before investing in the Fund's common shares, and investors should obtain and read the Fund's prospectus prior to purchasing such shares. A copy of the Fund's Registration Statement, including the prospectus and any supplement, may be obtained from the Securities and Exchange Commission (the "SEC") upon payment of the fee prescribed, or inspected at the SEC's office or via its website (www.sec.gov) at no charge.

     The Gabelli Global Gold, Natural Resources & Income Trust, or the "Fund," is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary investment objective is to provide a high level of current income. The Fund's secondary investment objective is to seek capital appreciation consistent with the Fund's strategy and its primary objective. An investment in the Fund is not appropriate for all investors. We cannot assure you that the Fund's objectives will be achieved. Gabelli Funds, LLC serves as Investment Adviser to the Fund. See "Management of the Fund."

     Under normal market conditions, the Fund will attempt to achieve its objectives by investing at least 80% of its assets in equity securities of companies principally engaged in the gold industry and the natural resources industries. The Fund will invest at least 25% of its assets in the equity securities of companies principally engaged in the exploration, mining, fabrication, processing, distribution or trading of gold or the financing, managing, controlling or operating of companies engaged in "gold-related" activities. In addition, the Fund will invest at least 25% of its assets in the equity securities of companies principally engaged in the exploration, production or distribution of natural resources, such as gas, oil, paper, food and agriculture, forestry products, metals and minerals as well as related transportation companies and equipment manufacturers. The Fund may invest in the securities of companies located anywhere in the world. The Fund anticipates that application of its investment policies and strategy currently would cause it to invest in issuers located in eight countries globally, including the U.S. Under normal market conditions, the Fund will invest in the securities of issuers in at least three different countries, including the U.S. As part of its investment strategy, the Fund intends to earn income through an option strategy of writing (selling) covered call options on equity securities in its portfolio. When the Fund sells a covered call option, it receives income in the form of the premium paid by the buyer of the call, but the Fund forgoes the opportunity to participate in any increase in the value of the underlying equity security above the exercise price of the option. See "Investment Objective and Policies."

     This Statement of Additional Information is dated ________, 2007.

                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----

THE FUND....................................................................3

INVESTMENT OBJECTIVE AND POLICIES...........................................3

INVESTMENT RESTRICTIONS....................................................13

MANAGEMENT OF THE FUND.....................................................14

AUCTIONS FOR AUCTION RATE PREFERRED SHARES.................................23

DIVIDENDS AND DISTRIBUTIONS................................................25

PORTFOLIO TRANSACTIONS.....................................................26

PORTFOLIO TURNOVER.........................................................27

TAXATION...................................................................27

GENERAL INFORMATION........................................................33

Appendix A - Proxy Voting Policy..........................................A-1

                                    THE FUND

     The Gabelli Global Gold, Natural Resources & Income Trust is a non-diversified, closed-end management investment company organized under the laws of the State of Delaware. The Fund's common shares of beneficial interest, par value $0.001, are listed on the Amex under the symbol "GGN."

                       INVESTMENT OBJECTIVE AND POLICIES

Investment Objective and Policies

     The Fund's primary investment objective is to provide a high level of current income. The Fund's secondary investment objective is to seek capital appreciation consistent with the Fund's strategy and its primary objective.

     Under normal market conditions, the Fund will attempt to achieve its objectives by investing at least 80% of its assets in equity securities of companies principally engaged in the gold industry and the natural resources industries. The Fund will invest at least 25% of its assets in the equity securities of companies principally engaged in the exploration, mining, fabrication, processing, distribution or trading of gold or the financing, managing, controlling or operating of companies engaged in "gold-related" activities ("Gold Companies"). In addition, the Fund will invest at least 25% of its assets in the equity securities of companies principally engaged in the exploration, production or distribution of natural resources, such as gas, oil, paper, food and agriculture, forestry products, metals and minerals as well as related transportation companies and equipment manufacturers ("Natural Resources Companies"). The Fund may invest in the securities of companies located anywhere in the world. The Fund anticipates that application of its investment policies and strategy currently would cause it to invest in issuers located in eight countries globally, including the U.S. Under normal market conditions, the Fund will invest in the securities of issuers in at least three different countries, including the U.S.

     Principally engaged, as used in this SAI, means a company that derives at least 50% of its revenues or earnings or devotes at least 50% of its assets to the indicated businesses. Equity securities may include common stocks, preferred stocks, convertible securities, warrants, depository receipts and equity interests in trusts and other entities. Other Fund investments may include investment companies, including exchange-traded funds, securities of issuers subject to reorganization or other risk arbitrage investments, derivative instruments, debt (including obligations of the U.S. Government) and money market instruments. As part of its investment strategy, the Fund intends to earn income through an option strategy of writing (selling) covered call options on equity securities in its portfolio. When the Fund sells a covered call option, it receives income in the form of the premium paid by the buyer of the call option, but the Fund forgoes the opportunity to participate in any increase in the value of the underlying equity security above the exercise price of the option. See "Investment Objective and Policies."

     The Fund is not intended for those who wish to exploit short-term swings in the stock market.

     The Investment Adviser's investment philosophy with respect to selecting investments in the gold industry and the natural resources industries is to emphasize quality and value, as determined by such factors as asset quality, balance sheet leverage, management ability, reserve life, cash flow and commodity hedging exposure. In addition, in making stock selections, the Investment Adviser looks for securities that it believes may have a superior yield, as well as capital gains potential and that allow the Fund to earn income from writing covered calls on such stocks.

Additional Investment Policies

     Canadian Royalty Trusts. The Fund may invest in equity interests in Canadian Royalty Trusts. A Canadian Royalty Trust is a royalty trust whose securities are generally listed on a Canadian securities exchange and which controls an underlying company whose business is the acquisition, exploitation, production and sale of oil and natural gas. These trusts generally pay out to unitholders the majority of the cash flow that they receive from the production and sale of underlying oil and natural gas reserves. The amount of distributions paid on a Canadian Royalty Trust's units will vary from time to time based on production levels, commodity prices, royalty rates and certain expenses, deductions and costs, as well as on the distribution payout ratio policy adopted. As a result of distributing the bulk of its cash flow to unitholders, the ability of a Canadian Royalty Trust to finance internal growth through exploration is limited. Therefore, Canadian Royalty Trusts typically grow through acquisition of additional oil and gas properties or producing companies with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt.

     Canadian Royalty Trusts, like other types of Natural Resources Companies, are exposed to pricing risk, supply and demand risk and depletion and exploration risk with respect to their underlying commodities, among other risks. An investment in units of Canadian Royalty Trusts involves some risks which differ from an investment in common stock of a corporation, including increased liability for the obligations of the trust. There are certain regulatory and tax risks associated with an investment in Canadian Royalty Trusts resulting from reliance on beneficial Canadian incentive programs and tax laws that may be changed in the future. In addition, securities of certain Canadian Royalty Trusts may not be qualifying assets for the Fund's asset diversification requirements.

     Master Limited Partnerships ("MLPs"). MLPs in which the Fund intends to invest will be limited partnerships (or limited liability companies taxable as partnerships), the units of which will generally be listed and traded on a U.S. securities exchange. MLPs normally derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. When investing in an MLP, the Fund intends to purchase publicly traded common units issued to limited partners of the MLP. The general partner typically controls the operations and management of the MLP. MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount ("minimum quarterly distributions" or "MQD"). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner that results in distributions paid per common unit surpassing specified target levels.

     MLPs, like other types of Natural Resources Companies, are exposed to pricing risk, supply and demand risk and depletion and exploration risk with respect to their underlying commodities, among other risks. An investment in MLP units involves some risks which differ from an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest may exist between common unit holders and the general partner, including those arising from incentive distribution payments.

     Risk Arbitrage. The Fund may invest up to 10% of its assets at the time of investment in securities pursuant to "risk arbitrage" strategies or in other investment funds managed pursuant to such strategies. Risk arbitrage investments are made in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Investment Adviser, there is a reasonable prospect of total return significantly greater than the brokerage and other transaction expenses involved. Risk arbitrage strategies attempt to exploit merger activity to capture the spread between current market values of securities and their values after successful completion of a merger, restructuring or similar corporate transaction. Transactions associated with risk arbitrage strategies typically involve the purchases or sales of securities in connection with announced corporate actions which may include, but are not limited to, mergers, consolidations, acquisitions, transfers of assets, tender offers, exchange offers, re-capitalizations, liquidations, divestitures, spin-offs and similar transactions. However, a merger or other restructuring or tender or exchange offer anticipated by the Fund and in which it holds an arbitrage position may not be completed on the terms contemplated or within the time frame anticipated, resulting in losses to the Fund.

     In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer but may trade at a discount or premium to what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Investment Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation behind the offer and/or the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses. Risk arbitrage strategies may also involve short selling, options hedging and other arbitrage techniques to capture price differentials.

Derivative Instruments

     Options. The Fund may, from time to time, subject to guidelines of the Board of Trustees and the limitations set forth in the prospectus, purchase or sell (i.e., write) options on securities, securities indices and foreign currencies which are listed on a national securities exchange or in the over-the-counter ("OTC") market, as a means of achieving additional return or of hedging the value of the Fund's portfolio.

     A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period.

     A put option is a contract that gives the holder of the option the right, in return for a premium, to sell to the seller the underlying security at a specified price. The seller of the put option has the obligation to buy the underlying security upon exercise at the exercise price.

     A call option is "covered" if the Fund owns the underlying instrument covered by the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other instruments held in its portfolio. A call option is also covered if the Fund holds a call option on the same instrument as the call option written where the exercise price of the call option held is (i) equal to or less than the exercise price of the call option written or (ii) greater than the exercise price of the call option written if the difference is maintained by the Fund in cash, U.S. Government Securities or other high-grade short-term obligations in a segregated account with its custodian. A put option is "covered" if the Fund maintains cash or other liquid securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put option on the same instrument as the put option written where the exercise price of the put option held is equal to or greater than the exercise price of the put option written.

     If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

     The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

     An option position may be closed out only on an exchange that provides a secondary market for an option of the same series or in a private transaction. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

     To the extent that the Fund purchases options pursuant to a hedging strategy, the Fund will be subject to the following additional risks. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option.

     Where a put or call option on a particular security is purchased to hedge against price movements in that or a related security, the price of the put or call option may move more or less than the price of the security. If restrictions on exercise are imposed, the Fund may be unable to exercise an option it has purchased. If the Fund is unable to close out an option that it has purchased on a security, it will have to exercise the option in order to realize any profit or the option may expire worthless.

     Options on Securities Indices. The Fund may purchase and sell securities index options. One effect of such transactions may be to hedge all or part of the Fund's securities holdings against a general decline in the securities market or a segment of the securities market. Options on securities indices are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call option, or less than, in the case of a put option, the exercise price of the option.

     The Fund's successful use of options on indices depends upon its ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the index and the price of the securities being hedged against is imperfect and the risk from imperfect correlation increases as the composition of the Fund diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being hedged against may not be wholly offset by a gain on the exercise or sale of a securities index put option held by the Fund.

     Options on Foreign Currencies. Instead of purchasing or selling currency futures (as described below), the Fund may attempt to accomplish similar objectives by purchasing put or call options on currencies or by writing put options or call options on currencies either on exchanges or in OTC markets. A put option gives the Fund the right to sell a currency at the exercise price until the option expires. A call option gives the Fund the right to purchase a currency at the exercise price until the option expires. Both types of options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency. The Fund's use of options on currencies will be subject to the same limitations as its use of options on securities, described above and in the prospectus. Currency options may be subject to position limits that may limit the ability of the Fund to fully hedge its positions by purchasing the options.

     As in the case of interest rate futures contracts and options thereon, described below, the Fund may hedge against the risk of a decrease or increase in the U.S. dollar value of a foreign currency denominated debt security that the Fund owns or intends to acquire by purchasing or selling options contracts, futures contracts or options thereon with respect to a foreign currency other than the foreign currency in which such debt security is denominated, where the values of such different currencies (vis-a-vis the U.S. dollar) historically have a high degree of positive correlation.

     Futures Contracts and Options on Futures. The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, yield enhancement and risk management purposes. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future. These futures contracts and related options may be on debt securities, financial indices, securities indices, U.S. government securities and foreign currencies. The Investment Adviser has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration under the Commodity

Exchange Act. Accordingly, the Fund's investments in derivative instruments described in this prospectus and the Statement of Additional Information (the "SAI") are not limited by or subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission.

     The Fund will not enter into futures contracts or options on futures contracts unless (i) the aggregate initial margins and premiums do not exceed 5% of the fair market value of its assets and (ii) the aggregate market value of its outstanding futures contracts and the market value of the currencies and futures contracts subject to outstanding options written by the Fund, as the case may be, do not exceed 50% of its total assets. It is anticipated that these investments, if any, will be made by the Fund solely for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund. In this regard, the Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including but not limited to U.S. Government Securities.

     A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

     No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as the "initial margin" and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.

     Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.

     In the event the Fund sells a put option or enters into long futures contracts, under current interpretations of the 1940 Act, an amount of cash, U.S. Government Securities or other liquid securities equal to the market value of the contract must be deposited and maintained in a segregated account with the Fund's custodian (the "Custodian") to collateralize the positions, in order for the Fund to avoid being treated as having issued a senior security in the amount of its obligations. For short positions in futures contracts and sales of call options, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash, U.S. Government Securities or other high grade debt securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contracts or call options, respectively (but are no less than the stock price of the call option or the market price at which the short positions were established).

     Interest Rate Futures Contracts and Options Thereon. The Fund may purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of debt securities which the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

     Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates), which the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make its intended purchase of the debt securities in the cash market and currently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain in a segregated asset account with the Fund's Custodian, assets sufficient to cover the Fund's obligations with respect to such futures contracts, which will consist of cash or other liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its Custodian with respect to such futures contracts.

     The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

     The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates and a consequent reduction in the value of portfolio securities.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of debt securities that the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

     Currency Futures and Options Thereon. Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously. By entering into currency futures and options thereon, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to "lock in" the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus, if the Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to "lock in" the price in U.S. dollars of the securities it intends to acquire.

     The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the Investment Adviser, in purchasing an option, has been correct in its judgment concerning the direction in which the price of a foreign currency would move against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the Fund did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce rather than enhance the Fund's profits on its underlying securities transactions.

     Securities Index Futures Contracts and Options Thereon. Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts will be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.

     Forward Currency Exchange Contracts. Subject to guidelines of the Board of Trustees, the Fund may enter into forward foreign currency exchange contracts to protect the value of its portfolio against uncertainty in the level of future currency exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which its securities are or may be denominated. The Fund may enter into such contracts on a spot (i.e., cash) basis at the rate then prevailing in the currency exchange market or on a forward basis by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. Forward currency contracts (i) are traded in a market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are typically consummated without payment of any commissions. The Fund, however, may enter into forward currency contracts requiring deposits or involving the payment of commissions. To assure that its forward currency contracts are not used to achieve investment leverage, the Fund will segregate liquid assets consisting of cash, U.S. Government Securities or other liquid securities with its Custodian, or a designated sub-custodian, in an amount at all times equal to or exceeding its commitment with respect to the contracts.

     The dealings of the Fund in forward foreign currency exchange are limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of one forward foreign currency for another currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities or its payment of dividends and distributions. Position hedging is the purchase or sale of one forward foreign currency for another currency with respect to portfolio security positions denominated or quoted in the foreign currency to offset the effect of an anticipated substantial appreciation or depreciation, respectively, in the value of the currency relative to the U.S. dollar. In this situation, the Fund also may, for example, enter into a forward contract to sell or purchase a different foreign currency for a fixed U.S. dollar amount when it is believed that the U.S. dollar value of the currency to be sold or bought pursuant to the forward contract will fall or rise, as the case may be, whenever there is a decline or increase, respectively, in the U.S. dollar value of the currency in which its portfolio securities are denominated (this practice being referred to as a "cross-hedge").

     In hedging a specific transaction, the Fund may enter into a forward contract with respect to either the currency in which the transaction is denominated or another currency deemed appropriate by the Investment Adviser. The amount the Fund may invest in forward currency contracts is limited to the amount of its aggregate investments in foreign currencies.

     The use of forward currency contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract, and such use may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover. The Fund will only enter into forward currency contracts with parties that the Investment Adviser believes to be creditworthy institutions.

     Special Risk Considerations Relating to Futures and Options Thereon. The Fund's ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon which the Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

     Successful use of futures contracts and options thereon and forward contracts by the Fund is subject to the ability of the Investment Adviser to predict correctly movements in the direction of interest and foreign currency rates. If the Investment Adviser's expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices that reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

     Additional Risks of Foreign Options, Futures Contracts, Options on Futures Contracts and Forward Contracts. Options, futures contracts and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, securities of foreign issuers ("Foreign Securities"). The value of such positions also could be adversely affected by
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in the foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (v) less trading volume.

     Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.

     Swaps. The Fund may enter into total rate of return, credit default or other types of swaps and related derivatives for the purpose of hedging and risk management. These transactions generally provide for the transfer from one counterparty to another of certain risks inherent in the ownership of a financial asset such as a common stock or debt instrument. Such risks include, among other things, the risk of default and insolvency of the obligor of such asset, the risk that the credit of the obligor or the underlying collateral will decline or the risk that the common stock of the underlying issuer will decline in value. The transfer of risk pursuant to a derivative of this type may be complete or partial, and may be for the life of the related asset or for a shorter period. These derivatives may be used as a risk management tool for a pool of financial assets, providing the Fund with the opportunity to gain or reduce exposure to one or more reference securities or other financial assets (each, a "Reference Asset") without actually owning or selling such assets in order, for example, to increase or reduce a concentration risk or to diversify a portfolio. Conversely, these derivatives may be used by the Fund to reduce exposure to an owned asset without selling it.

     Because the Fund would not own the Reference Assets, the Fund may not have any voting rights with respect to the Reference Assets, and in such cases all decisions related to the obligors or issuers of the Reference Assets, including whether to exercise certain remedies, will be controlled by the swap counterparties.

     Total rate of return swaps and similar derivatives are subject to many risks, including the possibility that the market will move in a manner or direction that would have resulted in gain for the Fund had the swap or other derivative not been utilized (in which case it would have been better had the Fund not engaged in the interest rate hedging transactions), the risk of imperfect correlation between the risk sought to be hedged and the derivative transactions utilized, the possible inability of the counterparty to fulfill its obligations under the swap and potential illiquidity of the hedging instrument utilized, which may make it difficult for the Fund to close out or unwind one or more hedging transactions.

     Total rate of return swaps and related derivatives are a relatively recent development in the financial markets. Consequently, there are certain legal, tax and market uncertainties that present risks in entering into such arrangements. There is currently little or no case law or litigation characterizing total rate of return swaps or related derivatives, interpreting their provisions, or characterizing their tax treatment. In addition, additional regulations and laws may apply to these types of derivatives that have not previously been applied. There can be no assurance that future decisions construing similar provisions to those in any swap agreement or other related documents or additional regulations and laws will not have an adverse effect on the Fund that utilizes these instruments.

     Commodities-Linked Equity Derivative Instrument Risk. The Fund may invest in structured notes that are linked to one or more underlying commodities. Such structured notes provide exposure to the investment returns of physical commodities without actually investing directly in physical commodities. Such structured notes in which the Fund expects to invest are hybrid instruments that have substantial risks, including risk of loss of all or a significant portion of their principal value. Because the payouts on these notes are linked to the price change of the underlying commodities, these investments are subject to market risks that relate to the movement of prices in the commodities markets. They may also be subject to additional special risks that do not affect traditional equity and debt securities that may be greater than or in addition to the risks of derivatives in general, including risk of loss of interest, risk of loss of principal, lack of liquidity and risk of greater volatility.

     Risk of Loss of Interest. If payment of interest on a structured note or other hybrid instrument is linked to the value of a particular commodity, futures contract, index or other economic variable, the Fund might not receive all (or a portion) of the interest due on its investment if there is a loss in value of the underlying instrument.

     Risk of Loss of Principal. To the extent that the amount of the principal to be repaid upon maturity is linked to the value of a particular commodity, futures contract, index or other economic variable, the Fund might not receive all or a portion of the principal at maturity of the investment. At any time, the risk of loss associated with a particular instrument in the Fund's portfolio may be significantly higher than 50% of the value of the investment.

     Lack of Secondary Market. A liquid secondary market may not exist for the specially created hybrid instruments the Fund buys, which may make it difficult for the Fund to sell them at an acceptable price or accurately value them.

     Risk of Greater Volatility. The value of the commodities-linked equity derivative investments the Fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves extremely volatile. Additionally, economic leverage will increase the volatility of these hybrid instruments, as they may increase or decrease in value more quickly than the underlying commodity index, futures contract or other economic variable.

     The Investment Adviser is Not Registered as a Commodity Pool Operator. The Investment Adviser has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act. Accordingly, the Fund's investments in derivative instruments described in the prospectus and this SAI are not limited by or subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission.

     Risks of Currency Transactions. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulation, or exchange restrictions imposed by governments. These forms of governmental action can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

     Repurchase Agreements. The Fund may enter into repurchase agreements. A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. The underlying securities are ordinarily U.S. Treasury or other government obligations or high quality money market instruments. The Fund will require that the value of such underlying securities, together with any other collateral held by the Fund, always equals or exceeds the amount of the repurchase obligations of the counter party. The Fund's risk is primarily that, if the seller defaults, the proceeds from the disposition of the underlying securities and other collateral for the seller's obligation are less than the repurchase price. If the seller becomes insolvent, the Fund might be delayed in or prevented from selling the collateral. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will experience a loss.

     The Investment Adviser, acting under the supervision of the Board of Trustees of the Fund, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level. The Fund will not enter into repurchase agreements with the Investment Adviser or any of its affiliates.

     If the financial institution which is a party to the repurchase agreement petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund would suffer a loss.

     Loans of Portfolio Securities. Consistent with applicable regulatory requirements and the Fund's investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash, cash equivalents or other liquid securities which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund's loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 20% of the value of the Fund's total assets. The Fund's ability to lend portfolio securities may be limited by rating agency guidelines.

     A loan may generally be terminated by the borrower on one business day notice, or by the Fund on five business days notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Investment Adviser to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. The Board of Trustees will oversee the creditworthiness of the contracting parties on an ongoing basis. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counter party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund would suffer a loss. When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

     When Issued, Delayed Delivery Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable by the Investment Adviser.

     Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its Custodian cash or other liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

     Leverage. The Fund has no present intention to issue senior securities or borrow money. However, the Fund may incur leverage through the use of certain investment management techniques (e.g., purchasing "when-issued" securities, the entering into of firm or standby commitment agreements, the use of reverse repurchase agreements and selling short, "uncovered" sales of put and call options, among others). Upon the use of such techniques, the Fund will establish in a segregated account cash or other liquid securities equal to the Fund's obligations in respect of such techniques. Such investment management techniques are speculative and involve certain risks, including the possibility of higher volatility of the net asset value of the common shares and potentially more volatility in the market value of the common shares. During periods in which leverage results in greater total Fund assets, the fees paid to the Investment Adviser for advisory services will be higher than if the Fund did not incur such leverage because the fees paid will be calculated on any assets attributable to the incurrence of leverage. So long as the rate of return, net of applicable Fund expenses, on the investments exceeds amounts paid to incur such techniques, the usage of such techniques will generate more income than will be needed to pay any resulting payments. The Fund reserves the right to borrow money or issue senior securities in the future. The Fund's Board of Trustees may determine that the use of leverage or issuance of preferred shares is appropriate and the Fund may do so in the future.

                             INVESTMENT RESTRICTIONS

     The Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class. In the event the Fund were to issue any preferred shares, the approval of a majority of such shares voting as a separate class would also be required. Such majority vote requires the lesser of (i) 67% of the Fund's applicable shares represented at a meeting at which more than 50% of the applicable shares outstanding are represented, whether in person or by proxy, or (ii) more than 50% of the Fund's applicable shares outstanding. Except as otherwise noted, all percentage limitations set forth below apply after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. The Fund may not:

     (1) other than with respect to its concentrations in Gold Companies and Natural Resources Companies, invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry. This restriction does not apply to investments in U.S. government securities and investments in the gold industry and the natural resources industries;

     (2) purchase commodities or commodity contracts if such purchase would result in regulation of the Fund as a commodity pool operator;

     (3) purchase or sell real estate, provided the Fund may invest in securities and other instruments secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

     (4) make loans of money or other property, except that (i) the Fund may acquire debt obligations of any type (including through extensions of credit), enter into repurchase agreements and lend portfolio assets and (ii) the Fund may, up to 20% of the Fund's total assets, lend money or other property to other investment companies advised by the Investment Adviser pursuant to a common lending program to the extent permitted by applicable law;

     (5) borrow money, except to the extent permitted by applicable law;

     (6) issue senior securities, except to the extent permitted by applicable law; or

     (7) underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under applicable law in selling portfolio securities; provided, however, this restriction shall not apply to securities of any investment company organized by the Fund that are to be distributed pro rata as a dividend to its shareholders.

     In addition, the Fund's Investment Objective is a fundamental policy. Unless specifically stated as such, no policy of the Fund is fundamental and each policy may be changed by the Board of Trustees without shareholder approval.

                             MANAGEMENT OF THE FUND

Trustees and Officers

     Overall responsibility for management and supervision of the Fund rests with its Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Investment Adviser, the Fund's Custodian and the Fund's transfer agent. The day-to-day operations of the Fund are delegated to the Investment Adviser.

     The names and business addresses of the trustees and principal officers of the Fund are set forth in the following table, together with their positions and their principal occupations during the past five years and, in the case of the trustees, their positions with certain other organizations and companies.



                                                                                           Number of             Other
    Name (and Age), Position      Term of Office                Principal                Directorships        Directorships
       with the Fund and          and Length of              Occupation During           in Fund Complex         Held by
      Business Address(1)         Time Served(2)              Past Five Years           Overseen by Trustee      Trustee
      -------------------         --------------              ---------------           -------------------      -------

Interested Person Trustee(3)

Salvatore M Salibello (61)       Since November 2005*       Certified Public Accountant            2               0
                                                            and Managing Partner of the
                                                            public accounting firm of
                                                            Salibello & Broder LLP

Non-Interested Person Trustees

Anthony J. Colavita (71)         Since February 2005**      Partner in the law firm of            37
  Trustee                                                   Anthony J. Colavita, P.C




                                                                                          Number of             Other
    Name (and Age), Position      Term of Office                Principal                Directorships        Directorships
       with the Fund and          and Length of              Occupation During           in Fund Complex         Held by
      Business Address(1)         Time Served(2)              Past Five Years           Overseen by Trustee      Trustee
      -------------------         --------------              ---------------           -------------------      -------

James P. Conn (69)               Since February 2005*       Former Managing Director              14          Director of First
  Trustee                                                   and Chief Investment                              Republic Bank
                                                            Officer of Financial                              (banking)
                                                            Security Assurance
                                                            Holdings Ltd. (1992-
                                                            1998) (insurance
                                                            holding company)

Mario d'Urso (66)                Since February 2005***     Chairman of Mittel Capital             3
  Trustee                                                   Markets S.p.A, since 2001;
                                                            Senator in the Italian
                                                            Parliament (1996-2001)

Vincent D. Enright (63)          Since February 2005***     Former Senior Vice President          14          Director of Aphton
  Trustee                                                   and Chief Financial Officer                       Corp. (bio-
                                                            of KeySpan Energy Corp                            pharmaceuticals)
                                                            through 1998

Frank J. Fahrenkopf, Jr. (67)    Since February 2005**      President and CEO of the               5          Director of First
  Trustee                                                   American Gaming Association;                      Republic Bank
                                                            Partner in the law firm                           (banking)
                                                            of Hogan & Hartson;
                                                            Co-Chairman of the
                                                            Commission on
                                                            Presidential Debates;
                                                            Former Chairman
                                                            of the Republican
                                                            National Committee
                                                            (years)

Michael J. Melarkey (57)         Since February 2005***     Partner and Attorney at law            3          --
  Trustee                                                   in the law firm of Avansino,
                                                            Melarkey, Knobel & Mulligan

Anthonie C. van Ekris (72)       Since February 2005**      Chairman of BALMAC                    21          Director of Aurado
                                                            International Inc.                                Energy Inc. (oil
                                                            (commodities and futures                          and gas operations)
                                                            trading)

Salvatore J. Zizza (61)          Since February 2005**      Zizza & Company, Ltd.                 25          Director of Hollis
  Trustee                                                                                                     Eden Pharmaceuticals
                                                                                                              (biotechnology) and
                                                                                                              Earl Scheib, Inc.
                                                                                                              (automotive
                                                                                                              services)

Officers

Bruce N. Alpert (55)             Since February 2005        Executive Vice President and
  President                                                 Chief Operating Officer of
                                                            Gabelli Funds, LLC since
                                                            1988; Director and President
                                                            of Gabelli Advisers, Inc.
                                                            since 1998; Officer of all
                                                            the registered investment
                                                            companies in the Gabelli
                                                            fund complex

Carter W. Austin (40)            Since February 2005        Vice President of The
  Vice President                                            Gabelli Global Deal Fund
                                                            since November 2006, The
                                                            Gabelli Dividend & Income
                                                            Trust since 2003 and The
                                                            Gabelli Equity Trust since
                                                            2000; Vice President of
                                                            Gabelli Funds, LLC since
                                                            1996





                                                                                          Number of             Other
    Name (and Age), Position      Term of Office                Principal                Directorships        Directorships
       with the Fund and          and Length of              Occupation During           in Fund Complex         Held by
      Business Address(1)         Time Served(2)              Past Five Years           Overseen by Trustee      Trustee
      -------------------         --------------              ---------------           -------------------      -------


Peter D. Goldstein (53)          Since February 2005        Director of Regulatory
  Chief Compliance Officer                                  Affairs for GAMCO Asset
                                                            Management Inc. since 2004;
                                                            Vice President of Goldman
                                                            Sachs Asset Management
                                                            (2000 -- 2004).

Molly A.F. Marion (53)           Since 2005                 Ombudsman of the Fund
  Assistant Vice President                                  since 205; Assistant Vice
  and Ombudsman                                             President of GAMCO
                                                            Investors, Inc. since
                                                            2006; Assistant
                                                            Portfolio Manager
                                                            of Gabelli Fixed Income
                                                            from 1994-2004.

James E. McKee (43)              Since February 2005        Vice President, General
  Secretary                                                 Counsel and Secretary
                                                            of GAMCO Investors,
                                                            Inc. since 1999 and
                                                            of GAMCO Asset
                                                            Management since
                                                            1993; Secretary
                                                            of all of the
                                                            registered investment
                                                            companies advised
                                                            by Gabelli Funds,
                                                            LLC and Gabelli
                                                            Advisers, Inc.

Agnes Mullady (48)               Since 2006                 Treasurer of all registered
  Treasurer and Principal                                   investment companies in the
  Financial Officer                                         Gabelli Funds complex;
                                                            Senior Vice President of
                                                            U.S. Trust Company, N.A.
                                                            and Treasurer and Chief
                                                            Financial Office of
                                                            Excelsior Funds from
                                                            2004-2005; Chief Financial
                                                            Officer of AMIC Distribution
                                                            Partners from 2002-2004;
                                                            Controller of Reserve
                                                            Management, Inc. and Reserve
                                                            Partners, Inc. and Treasurer
                                                            of Reserve Funds from
                                                            2000-2002.

--------------------------

(1)  Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

(2)  The Fund's Board is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

*    Term expires at the Fund's 2009 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

**   Term expires at the Fund's 2008 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

***  Term expires at the Fund's 2007 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

(3)  "Interested person" of the Trust, as defined in the 1940 Act. Mr. Salibello may be considered an "interested person" of the
     Trust as a result of being a partner in a accounting firm that provides professional services to affiliates of the
     Investment Adviser.



                                                      Dollar Range        Aggregate Dollar Range of Equity
                                                        of Equity           Securities held in all Registered
                                                      Securities in          Investment Companies in the
Name of Trustee                                         the Fund                   Gabelli fund complex
---------------                                         --------                   --------------------

Anthony J. Colavita*                                        none                         over $100,000
James P. Conn                                      over $100,000                         over $100,000
Mario d'Urso                                     $25,001-$50,000                    $50,001 - $100,000
Vincent D. Enright                                          none                         over $100,000
Frank J. Fahrenkopf, Jr.                                    none                            $1-$10,000
Michael J. Melarkey                                         none                         over $100,000
Salvatore M. Salibello                                      none                         over $100,000
Anthonie C. van Ekris*                          $50,001-$100,000                         over $100,000
Salvatore J. Zizza                                          none                         over $100,000


-----------------

     [* Messrs. Colavita and van Ekris each beneficially own less than 1% of the common stock of Lynch Corporation, having a value of $9,338 and $11,200, respectively, as of December 31, 2006. Mr. van Ekris beneficially owns less than 1% of the common stock of Lynch Interactive Corporation, having a value of $37,200 as of December 31, 2006. Lynch Corporation and Lynch Interactive Corporation may be deemed to be controlled by Mario J. Gabelli and affiliated persons and in that event would be deemed to be under common control with the Fund's Adviser.]


     The Trustees serving on the Fund's Nominating Committee are Anthony J. Colavita (Chair), Michael J. Melarkey and Salvatore J. Zizza. The Nominating Committee is responsible for recommending qualified candidates to the Board of Trustees in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Fund does not have a standing compensation committee.

     Vincent D. Enright, Frank J. Fahrenkopf, Jr. and Salvatore J. Zizza (Chair), who are not "interested persons" of the Fund as defined in the 1940 Act, serve on the Fund's Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and to act as a liaison between the Board of Trustees and the Fund's independent registered public accounting firm.

Remuneration of Trustees and Officers

     The Fund pays each Trustee who is not an officer or employee of the Investment Adviser or its affiliates a fee of $3,000 per annum plus $1,000 per board meeting attended in person ($500 if attended telephonically) and $500 per committee meeting attended, together with each Trustee's actual out-of-pocket expenses relating to attendance at such meetings.

     The following table shows the compensation that the Trustees earned in their capacity as Trustees during the Fund's Fiscal Year ending December 31, 2006. The table also shows, for the year ended December 31, 2006, the compensation Trustees earned in their capacity as Trustees for other funds in the Gabelli fund complex.

                               COMPENSATION TABLE

                                                                   Total
                                                                Compensation
                                                                  From the
                                                                  Fund and
    Name of Person                        Compensation          Fund Complex
     and Position                         From the Fund       Paid to Trustees*
     ------------                         -------------       -----------------

Anthony J. Colavita                       $    8,500          $   199,383
James P. Conn                             $    8,500          $    88,500
Mario d'Urso                              $    8,000          $    32,000
Vincent D. Enright                        $    9,500               77,883
Frank J. Fahrenkopf, Jr.                  $    7,500          $    60,000
Michael J. Melarkey                       $    8,000          $    32,500
Salvatore M. Salibello                    $    8,500          $    33,000
Anthonie C. van Ekris                     $    8,500          $    95,383
Salvatore J. Zizza                        $    9,500          $   139,383
                                          ----------          -----------

         Total                            $   76,500          $   758,033
                                          ==========          ===========

     * Represents the total compensation paid to such persons during the calendar year ended December 31, 2006 by investment companies (including the Fund) or portfolios thereof from which such person receives compensation that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers. The total does not include, among other things, out of pocket Trustee expenses.


Indemnification of Officers and Trustees; Limitations on Liability

     The Agreement and Declaration of Trust of the Fund provides that the Fund will indemnify its Trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund to the fullest extent permitted by law. However, nothing in the Agreement and Declaration of Trust of the Fund protects or indemnifies a trustee, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

Investment Advisory and Administrative Arrangements

     Gabelli Funds, LLC acts as the Fund's Investment Adviser pursuant to the investment advisory agreement between the Fund and the Investment Adviser (the "Investment Advisory Agreement"). The Investment Adviser is a New York Limited Liability Corporation with principal offices located at One Corporate Center, Rye, New York 10580-1422. The Investment Adviser was organized in 1999 and is the successor to Gabelli Funds, Inc., which was organized in 1980. As of March 31, 2007, the Investment Adviser acted as registered investment adviser to __ management investment companies with aggregate net assets of $____ billion. The Investment Adviser, together with the other affiliated investment advisers noted below had assets under management totaling approximately $____ billion as of March 31, 2007. GAMCO Investors, Inc., an affiliate of the Investment Adviser, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments, and as a sub-adviser to management investment companies having aggregate assets of $____ billion under management as of March 31, 2007. Gabelli Securities, Inc., an affiliate of the Investment Adviser, acts as investment adviser for investment partnerships and entities having aggregate assets of approximately $_____ as of March 31, 2007. Gabelli Fixed Income LLC, an affiliate of the Investment Adviser, acts as investment adviser for separate accounts having aggregate assets of approximately $___________ under management as of March 31, 2007. Gabelli Advisers, Inc., an affiliate of the Investment Adviser, acts as investment manager to the Westwood Funds having aggregate assets of approximately $___________ under management as of March 31, 2007.

     Affiliates of the Investment Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their investment advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund. The securities in which the Fund might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called "poison pill" or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Fund if the affiliates of the Investment Adviser or their investment advisory accounts have or acquire a significant position in the same securities. However, the Investment Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Fund in seeking to achieve its investment objective. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Investment Adviser or the investment advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to procedures, approved by the Board of Trustees, believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Investment Adviser or its affiliates have a substantial pecuniary interest. The Investment Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Fund. The Fund may invest in the securities of companies that are investment management clients of GAMCO Investors, Inc. In addition, portfolio companies or their officers or directors may be minority shareholders of the Investment Adviser or its affiliates.

     The Investment Adviser is a wholly-owned subsidiary of GAMCO Investors, Inc., a New York corporation, whose Class A Common Stock is traded on the New York Stock Exchange (the "NYSE") under the symbol "GBL." Mr. Mario J. Gabelli may be deemed a "controlling person" of the Investment Adviser on the basis of his ownership of a majority of the stock and voting power of GGCP, Inc., which owns a majority of the capital stock and voting power of GAMCO, Investors, Inc.

     Under the terms of the Investment Advisory Agreement, the Investment Adviser manages the portfolio of the Fund in accordance with its stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and manages its other business and affairs, all subject to the supervision and direction of the Fund's Board of Trustees. In addition, under the Investment Advisory Agreement, the Investment Adviser oversees the administration of all aspects of the Fund's business and affairs and provides, or arranges for others to provide, at the Investment Adviser's expense, certain enumerated services, including maintaining the Fund's books and records, preparing reports to the Fund's shareholders and supervising the calculation of the net asset value of its shares. All expenses of computing the net asset value of the Fund, including any equipment or services obtained solely for the purpose of pricing shares or valuing its investment portfolio, will be an expense of the Fund under its Investment Advisory Agreement.

     The Investment Advisory Agreement combines investment advisory and administrative responsibilities into one agreement. For services rendered by the Investment Adviser on behalf of the Fund under the Investment Advisory Agreement, the Fund pays the Investment Adviser a fee computed daily and paid monthly at the annual rate of 1.00% of the average weekly net assets of the Fund. There is no deduction for the liquidation preference of any outstanding preferred shares.

     The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Investment Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. As part of the Investment Advisory Agreement, the Fund has agreed that the name "Gabelli" is the Investment Adviser's property, and that in the event the Investment Adviser ceases to act as an investment adviser to the Fund, the Fund will change its name to one not including "Gabelli."

     Pursuant to its terms, the Investment Advisory Agreement will remain in effect with respect to the Fund from year to year if approved annually (i) by the Fund's Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

     The Investment Advisory Agreement was most recently approved by a majority of the Fund's Board of Trustees, including a majority of the Trustees who are not interested persons as that term is defined in the 1940 Act, at an in person meeting of the Board of Trustees held on February 22, 2007.

     The Investment Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares.

Portfolio Manager Information

     Other Accounts Managed

     The information below lists the number of other accounts for which each portfolio manager was primarily responsible for the day-to-day management as of the fiscal year ended December 31, 2006.


                                                                                                # of
                                                                                              Accounts          Total
                                                                                               Managed          Assets
                                                                                                 with            with
                                                                                               Advisory        Advisory
      Name of Portfolio                                         Total # of                        Fee             Fee
         Manager or                                              Accounts          Total       Based on         Based on
         Team Member               Type of Accounts               Managed         Assets      Performance      Performance
         -----------               ----------------               -------         ------      -----------      -----------

1. Caesar M.P. Bryan      Registered Investment Companies:           5        $    2.9 billion       1         $   2.2 billion
                          Other Pooled Investment Vehicles:          1        $    4.0 million       1         $   4.0 million
                          Other Accounts:                            5        $   50.5 million       0         $   0

2. Barbara G. Marcin      Registered Investment Companies:           2        $    2.5 billion       1         $   2.5 billion
                          Other Pooled Investment Vehicles:          0        $    0                 0         $   0
                          Other Accounts:                           21        $  138.0 million       0         $   0

3. Vincent Roche          Registered Investment Companies:           0        $    0                 0         $   0
                          Other Pooled Investment Vehicles:          1        $   21 million         1         $  21 million
                          Other Accounts:                            0        $    0                 0         $   0

4. Joshua W. Fenton       Registered Investment Companies:           2        $   48.4 million       0         $   0
                          Other Pooled Investment Vehicles:          5        $    2.6 million       5         $   2.6 million
                          Other Accounts:                           13        $   16.6 million       0         $   0


     * Represents the portion of assets for which the portfolio manager has primary responsibility in the accounts indicated. The accounts indicated may contain additional assets under the primary responsibility of other portfolio managers


     Potential Conflicts of Interest

     Actual or apparent conflicts of interest may arise when a portfolio manager for a fund also has day-to-day management responsibilities with respect to one or more other funds or accounts. These potential conflicts include:

     Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds or other accounts may devote unequal time and attention to the management of those funds or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund.

     Allocation of Limited Investment Opportunities. If a portfolio manager identifies an investment opportunity that may be suitable for multiple funds or other accounts, a fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among several of these funds or accounts.

     Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other funds or accounts.

     Selection of Broker/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds or accounts that they supervise. In addition to providing execution of trades, some brokers and dealers provide portfolio managers with brokerage and research services which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds or other accounts that he or she manages. In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals) the Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for a fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the fund or the other accounts.

     Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds or accounts that he or she manages. If the structure of the Adviser's management fee or the portfolio manager's compensation differs among funds or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager may be motivated to favor certain funds or accounts over others. The portfolio manager also may be motivated to favor funds or accounts in which he or she has an investment interest, or in which the Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds or other accounts that could most significantly benefit the portfolio manager.

     The Adviser and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

     Compensation Structure

     The compensation of the portfolio managers is reviewed annually and structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The portfolio managers named above receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of stock options, and incentive based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund to the extent that it exceeds a minimum level of compensation. This method of compensation is based on the premise that superior long-term performance in managing a portfolio will be rewarded through growth of assets through appreciation and cash flow. Incentive based equity compensation is based on an evaluation of quantitative and qualitative performance evaluation criteria. Mr. Fenton and Mr. Roche also may receive discretionary bonuses based primarily on qualitative performance evaluation criteria.

     Compensation for managing other accounts is based on a percentage of net revenues received by the Adviser for managing the account. Compensation for managing the pooled investment vehicles and other accounts that have a performance-based fee will have two components. One component of the fee is based on a percentage of net revenues received by the Adviser for managing the account or pooled investment vehicle. The second component of the fee is based on absolute performance from which a percentage of such fee is paid to the portfolio manager.

     Portfolio Holdings Information

     Employees of the Investment Adviser and its affiliates will often have access to information concerning the portfolio holdings of the Fund. The Fund and the Investment Adviser have adopted policies and procedures that require all employees to safeguard proprietary information of the Fund, which includes information relating to the Fund's portfolio holdings as well as portfolio trading activity of the Investment Adviser with respect to the Fund (collectively, "Portfolio Holdings Information"). In addition, the Fund and the Investment Adviser have adopted policies and procedures providing that Portfolio Holdings Information may not be disclosed except to the extent that it is (a) made available to the general public by posting on the Fund's website or filed as a part of a required filing on Form N-Q or N-CSR or (b) provided to a third party for legitimate business purposes or regulatory purposes, that has agreed to keep such data confidential under forms approved by the Investment Adviser's legal department or outside counsel, as described below. The Investment Adviser will examine each situation under (b) with a view to determine that release of the information is in the best interest of the Fund and its shareholders and, if a potential conflict between the Adviser's interests and the Fund's interests arises, to have such conflict resolved by the Chief Compliance Officer or the independent Board. These policies further provide that no officer of the Fund or employee of the Investment Adviser shall communicate with the media about the Fund without obtaining the advance consent of the Chief Executive Officer, Chief Operating Officer, or General Counsel of the Investment Adviser.

     Under the foregoing policies, the Fund currently may disclose Portfolio Holdings Information in the circumstances outlined below. Disclosure generally may be either on a monthly or quarterly basis with no time lag in some cases and with a time lag of up to 60 days in other cases (with the exception of proxy voting services which require a regular download of data):

                  (1) To regulatory authorities in response to requests for such information and with the approval of the Chief Compliance Officer of the Fund;

                  (2) To mutual fund rating and statistical agencies and to persons performing similar functions where there is a legitimate business purpose for such disclosure and such entity has agreed to keep such data confidential at least until it has been made public by the Investment Adviser;

                  (3) To service providers of the Fund, as necessary for the performance of their services to the Fund and to the Board; the Fund's anticipated service providers are its administrator, transfer agent, custodian, independent registered public accounting firm, and legal counsel;

                  (4) To firms providing proxy voting and other proxy services, provided such entity has agreed to keep such data confidential until at least it has been made public by the Investment Adviser;

                  (5) To certain broker dealers, investment advisers, and other financial intermediaries for purposes of their performing due diligence on the Fund and not for dissemination of this information to their clients or use of this information to conduct trading for their clients. Disclosure of Portfolio Holdings Information in these circumstances requires the broker, dealer, investment adviser, or financial intermediary to agree to keep such information confidential and is further subject to prior approval of the Chief Compliance Officer of the Fund and to reporting to the Board at the next quarterly meeting; and

                  (6) To consultants for purposes of performing analysis of the Fund, which analysis (but not the Portfolio Holdings Information) may be used by the consultant with its clients or disseminated to the public, provided that such entity shall have agreed to keep such information confidential until at least it has been made public by the Investment Adviser.

     Disclosures made pursuant to a confidentiality agreement are subject to periodic confirmation by the Chief Compliance Officer of the Fund that the recipient has utilized such information solely in accordance with the terms of the agreement. Neither the Fund nor the Investment Adviser, nor any of the Investment Adviser's affiliates will accept on behalf of itself, its affiliates, or the Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of the Fund. The Board will review such arrangements annually with the Fund's Chief Compliance Officer.

     Ownership of Shares in the Fund

     As of December 31, 2006, the portfolio managers of the Fund own the following amounts of equity securities of the Fund.

    Barbara Marcin     $50,001-$100,000      Josh Fenton       $10,001-$25,000
    Caesar Bryan       $10,001-$25,000       Vincent Roche     $10,001-$25,000


                   AUCTIONS FOR AUCTION RATE PREFERRED SHARES

Summary of Auction Procedures

     The following is a brief summary of the auction procedures for preferred shares that are auction rate preferred shares. These auction procedures are complicated, and there are exceptions to these procedures. Many of the terms in this section have a special meaning. Accordingly, this description does not purport to be complete and is qualified, in its entirety, by reference to the Fund's Charter, including the provisions of the Articles Supplementary establishing any series of auction rate preferred shares.

     The auctions determine the dividend rate for auction rate preferred shares, but each dividend rate will not be higher than the maximum rate. If you own auction rate preferred shares, you may instruct your broker-dealer to enter one of three kinds of orders in the auction with respect to your stock: sell, bid and hold.

                  If you enter a sell order, you indicate that you want to sell auction rate preferred shares at their liquidation preference per share, no matter what the next dividend period's rate will be.

                  If you enter a bid (or "hold at a rate") order, which must spec a dividend rate, you indicate that you want to sell auction rate preferred shares only if the next dividend period's rate is less than the rate you specify.

                  If you enter a hold order you indicate that you want to continue to own auction rate preferred shares, no matter what the next dividend period's rate will be.

     You may enter different types of orders for different portions of your auction rate preferred shares. You may also enter an order to buy additional auction rate preferred shares. All orders must be for whole shares of stock. All orders you submit are irrevocable. There is a fixed number of auction rate preferred shares, and the dividend rate likely will vary from auction to auction depending on the number of bidders, the number of shares the bidders seek to buy, the rating of the auction rate preferred shares and general economic conditions including current interest rates. If you own auction rate preferred shares and submit a bid for them higher than the then-maximum rate, your bid will be treated as a sell order. If you do not enter an order, the broker-dealer will assume that you want to continue to hold auction rate preferred shares, but if you fail to submit an order and the dividend period is longer than 28 days, the broker-dealer will treat your failure to submit a bid as a sell order.

     If you do not then own auction rate preferred shares, or want to buy more shares, you may instruct a broker-dealer to enter a bid order to buy shares in an auction at the liquidation preference per share at or above the dividend rate you specify. If your bid for shares you do not own specifies a rate higher than the then-maximum rate, your bid will not be considered.

     Broker-dealers will submit orders from existing and potential holders of auction rate preferred shares to the auction agent. Neither the Fund nor the auction agent will be responsible for a broker-dealer's failure to submit orders from existing or potential holders of auction rate preferred shares. A broker-dealer's failure to submit orders for auction rate preferred shares held by it or its customers will be treated in the same manner as a holder's failure to submit an order to the broker-dealer. A broker-dealer may submit orders to the auction agent for its own account. The Fund may not submit an order in any auction.

     The auction agent after each auction for the auction rate preferred shares will pay to each broker-dealer, from funds provided by the Fund, a service charge equal to, in the case shares of any auction immediately preceding a dividend period of less than 365 days, the product of (i) a fraction, the numerator of which is the number of days in such dividend period and the denominator of which is 365, times (ii) 1/4 of 1%, times (iii) the liquidation preference per share, times (iv) the aggregate number of shares of auction rate preferred shares placed by such broker-dealer at such auction or, in the case of any auction immediately preceding a dividend period of one year or longer, a percentage of the purchase price of the auction rate preferred shares placed by the broker-dealer at the auction agreed to by the Fund and the broker-dealers.

     If the number of auction rate preferred shares subject to bid orders by potential holders with a dividend rate equal to or lower than the then-maximum rate is at least equal to the number of auction rate preferred shares subject to sell orders, then the dividend rate for the next dividend period will be the lowest rate submitted which, taking into account that rate and all lower rates submitted in order from existing and potential holders, would result in existing and potential holders owning all the auction rate preferred shares available for purchase in the auction.

     If the number of shares of auction rate preferred shares subject to bid orders by potential holders with a dividend rate equal to or lower than the then-maximum rate is less than the number of shares of auction rate preferred shares subject to sell orders, then the auction is considered to be a failed auction, and the dividend rate will be the maximum rate. In that event, existing holders that have submitted sell orders (or are treated as having submitted sell orders) may not be able to sell any or all of the auction rate preferred shares offered for sale than there are buyers for those shares).

     If broker-dealers submit or are deemed to submit hold orders for all outstanding auction rate preferred shares, the auction is considered an "all hold" auction and the dividend rate for the next dividend period will be the "all hold rate," which is 80% of the "AA" Financial Composite Commercial Paper Rate, as determined in accordance with procedures set forth in the Articles Supplementary establishing the auction rate preferred shares.

     The auction procedures include a pro rata allocation of shares of auction rate preferred shares for purchase and sale. This allocation process may result in an existing holder continuing to hold or selling, or a potential holder buying, fewer shares than the number of shares of auction rate preferred shares in its order. If this happens, broker-dealers will be required to make appropriate pro rata allocations among their respective customers.

     Settlement of purchases and sales will be made on the next business day (which also is a dividend payment date) after the auction date through DTC. Purchasers will pay for their auction rate preferred shares through broker-dealers in same-day funds to DTC against delivery to the broker-dealers. DTC will make payment to the sellers' broker-dealers in accordance with its normal procedures, which require broker-dealers to make payment against delivery in same-day funds. As used in this prospectus, a business day is a day on which the NYSE is open for trading, and which is not a Saturday, Sunday or any other day on which banks in New York City are authorized or obligated by law to close.

     The first auction for a series of auction rate preferred shares will be held on the date specified in the Prospectus Supplement for such series, which will be the business day preceding the dividend payment date for the initial dividend period. Thereafter, except during special dividend periods, auctions for such series auction rate preferred shares normally will be held within the frequency specified in the Prospectus Supplement for such series, and each subsequent dividend period for such series auction rate preferred shares normally will begin on the following day.

     If an auction is not held because an unforeseen event or unforeseen events cause a day that otherwise would have been an auction date not to be a business day, then the length of the then-current dividend period will be extended by seven days (or a multiple thereof if necessary because of such unforeseen event or events), the applicable rate for such period will be the applicable rate for the then-current dividend period so extended and the dividend payment date for such dividend period will be the first business day immediately succeeding the end of such period.

     The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding shares of auction rate preferred shares and three current holders. The three current holders and three potential holders submit orders through broker-dealers at the auction.


    Current Holder A            Owns 500 shares, wants to sell all 500 shares if   Bid order at 4.6% rate for all 500 shares
                                auction rate is less than 4.6%

    Current Holder B            Owns 300 shares, wants to hold                     Hold order will take the auction rate

    Current Holder C            Owns 200 shares, wants to sell all 200 shares if   Bid order at 4.4% rate for all 200 shares
                                auction rate is less than 4.4%

    Potential Holder D          Wants to buy 200 shares                            Places order to buy at or above 4.5%

    Potential Holder E          Wants to buy 300 shares                            Places order to buy at or above 4.4%

    Potential Holder F          Wants to buy 200 shares                            Places order to buy at or above 4.6%


     The lowest dividend rate that will result in all 1,000 Series E Auction Rate Preferred shares continuing to be held is 4.5% (the offer by D). Therefore, the dividend rate will be 4.5%. Current holders B and C will continue to own their shares. Current holder A will sell its shares because A's dividend rate bid was higher than the dividend rate: Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any shares because its bid rate was above the dividend rate.

Secondary Market Trading and Transfer of auction rate preferred shares

     The underwriters shall not be required to make a market in the auction rate preferred shares. The broker-dealers (including the underwriters) may maintain a secondary trading market for outside of auctions, but they are not required to do so. There can be no assurance that a secondary trading market for the auction rate preferred shares will develop or, if it does develop, that it will provide owners with liquidity of investment. The auction rate preferred shares will not be registered on any stock exchange. Investors who purchase auction rate preferred shares in an auction for a special dividend period should note that because the dividend rate on such shares will be fixed for the length of that dividend period, the value of such shares may fluctuate in response to the changes in interest rates and may be more or less than their original cost if sold on the open market in advance of the next auction thereof, depending on market conditions.

     You may sell, transfer, or otherwise dispose of the auction rate preferred shares only in whole shares and only pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures, to the Fund or its affiliates or to or through a broker-dealer that has been selected by the Fund or to such other persons as may be permitted by the Fund. However, if you hold your auction rate preferred shares in the name of a broker-dealer, a sale or transfer of your auction rate preferred shares to that broker dealer, or to another customer of that broker-dealer, will not be considered a sale or transfer or purposes of the foregoing if the shares remain in the name of the broker-dealer immediately after your transaction. In addition, in the case of all transfers other than through an auction, the broker-dealer (or other person, if the Fund permits) receiving the transfer must advise the auction agent of the transfer.

                          DIVIDENDS AND DISTRIBUTIONS

     The Fund, along with other closed-end registered investment companies advised by the Investment Adviser, is covered by an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains provided that any distribution policy of the Fund with respect to its common shares calls for periodic (e.g., quarterly or semi-annually, but in no event more frequently than monthly) distributions in an amount equal to a fixed percentage of the Fund's average net asset value or market price per common share over a specified period of time at or about the time of distribution or the pay-out of a fixed dollar amount. The exemption also permits the Fund to make such distributions with respect to its senior securities, if any, in accordance with such shares' terms. As of the date of this SAI, the Fund has not adopted a dividend policy that would subject it to such exemption.

     Were such a policy adopted, to the extent the Fund's total monthly distributions for a year exceed its net investment company taxable income (interest, dividends and net short-term capital gains in excess of expenses) and net realized long-term capital gains for that year, the excess would generally constitute a tax-free return of capital up to the amount of a shareholder's tax basis in the common shares. Any distributions which (based upon the Fund's full year performance) constitute a tax-free return of capital would reduce a shareholder's tax basis in the common shares, thereby increasing such shareholder's potential gain or reducing his or her potential loss on the sale of the common shares. Any amounts distributed to a shareholder in excess of the basis in the common shares would generally be taxable to the shareholder as capital gain. See "Taxation." Distribution notices provided by the Fund to its shareholders will clearly indicate what portion of the monthly distributions would constitute net income, net capital gains, and return of capital. The final determination of the source of such distributions for federal income tax purposes will be made shortly after year end based on the Fund's actual net investment company taxable income and net capital gain for that year and would be communicated to shareholders promptly. In the event that the Fund distributes amounts in excess of its investment company taxable income and net capital gain, such distributions will decrease the Fund's total assets and, therefore, have the likely effect of increasing the Fund's expense ratio, as the Fund's fixed expenses will become a larger percentage of the Fund's average net assets. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action.

                             PORTFOLIO TRANSACTIONS

     Subject to policies established by the Board of Trustees of the Fund, the Investment Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. There may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Fund. However, Gabelli & Company, Inc. may execute transactions in the over-the-counter markets on an agency basis and receive a stated commission therefrom. To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC thereunder, as well as other regulatory requirements, the Fund's Board of Trustees has determined that portfolio transactions may be executed through Gabelli & Company, Inc. and its broker-dealer affiliates if, in the judgment of the Investment Adviser, the use of those broker-dealers is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in particular transactions, the affiliated broker-dealers charge the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions and comparable to rates charged by other broker-dealers for similar transactions. The Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Investment Adviser seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.

     Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information, or other services (e.g., wire services) to the Investment Adviser or its affiliates may receive orders for transactions by the Fund. The term "research, market and statistical information" includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Investment Adviser and its affiliates in providing services to clients other than the Fund, and not all such information is used by the Investment Adviser in connection with the Fund. Conversely, such information provided to the Investment Adviser and its affiliates by brokers and dealers through whom other clients of the Investment Adviser and its affiliates effect securities transactions may be useful to the Investment Adviser in providing services to the Fund.

     Although investment decisions for the Fund are made independently from those for the other accounts managed by the Investment Adviser and its affiliates, investments of the kind made by the Fund may also be made for those other accounts. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Investment Adviser and its affiliates to allocate such purchases and sales in a manner deemed fair and equitable over time to all of the accounts, including the Fund.

                               PORTFOLIO TURNOVER

     Portfolio turnover rate is calculated by dividing the lesser of an investment company's annual sales or purchases of portfolio securities by the monthly average value of securities in its portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less. A high rate of portfolio turnover involves correspondingly greater brokerage commission expense than a lower rate, which expense must be borne by the Fund and indirectly by its shareholders. The portfolio turnover rate may vary from year to year and will not be a factor when the Investment Adviser determines that portfolio changes are appropriate. For example, an increase in the Fund's participation in risk arbitrage situations would increase the Fund's portfolio turnover rate. A higher rate of portfolio turnover may also result in taxable gains being passed to shareholders sooner than would otherwise be the case. The investment policies of the Fund, including its strategy of writing covered call options on securities in its portfolio, is expected to result in portfolio turnover that is higher than that of other investment companies, and is expected to be higher than 100%. For the fiscal years ended December 31, 2005 and 2006, the portfolio turnover rates were 142.5% and 114.8%, respectively.

                                    TAXATION

     The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of the Fund's common shares. This discussion assumes you are a U.S. person and that you hold your common shares as capital assets. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the "IRS"), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund).

     The discussions set forth herein and in the prospectus do not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the specific U.S. federal, state, local and foreign tax consequences to them of investing in the Fund.

Taxation of the Fund

     The Fund has elected to be treated and intends to qualify annually as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, meet the following requirements regarding the source of its income and the diversification of its assets:

     (i) The Fund must derive in each taxable year at least 90% of its gross income from the following sources, which are referred to herein as "Qualifying Income": (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) interests in publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a "Qualified Publicly Traded Partnership").

     (ii) The Fund must diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

Income from the Fund's investments in grantor trusts and equity interest of MLPs that are not Qualified Publicly Traded Partnerships (if any) will be Qualifying Income to the extent it is attributable to items of income of such trust or MLP that would be Qualifying Income if earned directly by the Fund.

     As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders, provided that it distributes each taxable year at least the sum of (i) 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of the Fund's net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute substantially all of such income at least annually. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

     The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gain will be distributed to entirely avoid the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

     If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such dividends, however, would be eligible
(i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. The Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company. If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) or, alternatively, to elect to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

     The MLPs in which the Fund intends to invest are expected to be treated as partnerships for U.S. federal income tax purposes. The cash distributions received by the Fund from an MLP may not correspond to the amount of income allocated to the Fund by the MLP in any given taxable year. If the amount of income allocated by an MLP to the Fund exceeds the amount of cash received by the Fund from such MLP, the Fund may have difficulty making distributions to its shareholders in the amounts necessary to satisfy the requirements for maintaining its status as a regulated investment company or avoiding U.S. federal income or excise taxes. Accordingly, the Fund may have to dispose of securities under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements.

     The Fund expects that the income derived by the Fund from the MLPs in which it invests will be Qualifying Income. If, however, an MLP in which the Fund invests is not a Qualified Publicly Traded Partnership, the income derived by the Fund from such investment may not be Qualifying Income and, therefore, could adversely affect the Fund's status as a regulated investment company. The Fund intends to monitor its investments in MLPs to prevent the disqualification of the Fund as a regulated investment company.

     The premium received by the Fund for writing a call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security and any resulting gain or loss will be long-term or short-term, depending upon the holding period of the security. With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss. Because the Fund does not have control over the exercise of the call options it writes, such exercises or other required sales of the underlying securities may cause the Fund to realize capital gains or losses at inopportune times.

     The Fund's transactions in foreign currencies, forward contracts, options, futures contracts (including options and futures contracts on foreign currencies) and short sales, to the extent permitted, will be subject to special provisions of the Code (including provisions relating to "hedging transactions," "straddles" and "constructive sales") that may, among other things, affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to common shareholders. Certain of these provisions may also (a) require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year), (b) cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes, (c) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income and (d) treat dividends that would otherwise be eligible for the corporate dividends-received deduction as ineligible for such treatment.

     The Fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

     If the Fund purchases shares in certain foreign investment entities, called passive foreign investment companies ("PFICs"), the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to the shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. Elections may be available to the Fund to mitigate the effect of this tax, but such elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs are not treated as qualified dividend income, as discussed below under "Taxation of Shareholders."

     If the Fund invests in the stock of a PFIC, or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to recognize income that it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its net investment income as is required in order to avoid Fund-level U.S. federal income taxation on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of securities to be able to make required distributions to the shareholders.

     The Fund may invest in debt obligations purchased at a discount with the result that the Fund may be required to accrue income for U.S. federal income tax purposes before amounts due under the obligations are paid. The Fund may also invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities ("high yield securities"). A portion of the interest payments on such high yield securities may be treated as dividends for certain U.S. federal income tax purposes.

     Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contacts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

     Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may elect for U.S. federal income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Fund were to make such an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income liability. Shortly after any year for which it makes such an election, the Fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount that may be available for the deduction or credit.

Taxation of Shareholders

     The Fund will either distribute or retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Fund will be subject to a tax of 35% of such amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (i) will be required to include in income for tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its common shares of the Fund by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder's gross income.

     Distributions paid by the Fund from its investment company taxable income, which includes net short-term capital gain, generally are taxable as ordinary income to the extent of the Fund's earnings and profits. Such distributions (if designated by the Fund) may, however, qualify (provided holding period and other requirements are met by both the Fund and the shareholder) (i) for the dividends received deduction available to corporations, but only to the extent that the Fund's income consists of dividend income from U.S. corporations and
(ii) in the case of individual shareholders, as qualified dividend income eligible to be taxed at a maximum rate of generally 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. If the Fund's qualified dividend income is less than 95% of its gross income, a shareholder of the Fund may only include as qualified dividend income that portion of the dividends that may be and are so designated by the Fund as qualified dividend income. These special rules relating to the taxation of ordinary income dividends paid by RICs to individual taxpayers generally apply to taxable years beginning on or before December 31, 2010. Thereafter, the

Fund's dividends, other than capital gains dividends, will be fully taxable at ordinary income rates unless further Congressional action is taken. There can be no assurance as to what portion of the Fund's distributions will qualify for favorable treatment as qualified dividend income.

     Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation does not include a foreign corporation that for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a "passive foreign investment company," as defined in the Code. If the Fund lends portfolio securities, the amount received by the Fund that is the equivalent of the dividends paid by the issuer on the securities loaned will not be eligible for qualified dividend income treatment.

     Distributions of net capital gain designated as capital gain distributions, if any, are taxable to shareholders at rates applicable to long-term capital gain, whether paid in cash or in stock, and regardless of how long the shareholder has held the Fund's common shares. Capital gain distributions are not eligible for the dividends received deduction. The maximum U.S. federal tax rate on net long-term capital gain of individuals is generally 15% (5% for individuals in lower brackets) for such gain realized before January 1, 2011. Unrecaptured Section 1250 gain distributions, if any, will be subject to a 25% tax. For non-corporate taxpayers, investment company taxable income (other than qualified dividend income) will currently be taxed at a maximum rate of 35%, while net capital gain generally will be taxed at a maximum rate of 15%. For corporate taxpayers, both investment company taxable income and net capital gain are taxed at a maximum rate of 35%.

     If, for any calendar year, the total distributions exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder's tax basis in the common shares. The amount treated as a tax-free return of capital will reduce a shareholder's tax basis in the common shares, thereby increasing such shareholder's potential gain or reducing his or her potential loss on the sale of the common shares. Any amounts distributed to a shareholder in excess of his or her basis in the common shares will be taxable to the shareholder as capital gain (assuming your common shares are held as a capital asset).

     Shareholders may be entitled to offset their capital gain distributions (but not distributions eligible for qualified dividend income treatment) with capital loss. There are a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Accordingly, shareholders with capital loss are urged to consult their tax advisers.

     An investor should be aware that if Fund common shares are purchased shortly before the record date for any taxable distribution (including a capital gain dividend), the purchase price likely will reflect the value of the distribution and the investor then would receive a taxable distribution that is likely to reduce the trading value of such Fund common shares, in effect resulting in a taxable return of some of the purchase price.

     Certain types of income received by the Fund from real estate investment trusts ("REITs"), real estate mortgage investment conduits ("REMICs"), taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as "excess inclusion income." To Fund shareholders such excess inclusion income will (i) constitute taxable income, as "unrelated business taxable income" ("UBTI") for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset against net operating losses for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain "disqualified organizations," as defined by the Code (such as certain governments or governmental agencies and charitable remainder trusts), are Fund shareholders.

     Upon a sale, exchange or other disposition of common shares, a shareholder will generally realize a taxable gain or loss equal to the difference between the amount of cash and the fair market value of other property received and the shareholder's adjusted tax basis in the common shares. Such gain or loss will be treated as long-term capital gain or loss if the common shares have been held for more than one year. Any loss realized on a sale or exchange of common shares of the Fund will be disallowed to the extent the common shares disposed of are replaced by substantially identical common shares within a 61 day period beginning 30 days before and ending 30 days after the date that the common shares are disposed of. In such a case, the basis of the common shares acquired will be adjusted to reflect the disallowed loss.

     Any loss realized by a shareholder on the sale of Fund common shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gain distributions received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such common shares.

     Ordinary income distributions and capital gain distributions also may be subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions about U.S. federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Fund.

     A shareholder that is a nonresident alien individual or a foreign corporation (a "foreign investor") generally will be subject to U.S. withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends (except as discussed below). Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met. Foreign investors should consult their tax advisors regarding the tax consequences of investing in the Fund's common shares.

     In general, U.S. federal withholding tax will not apply to any gain or income realized by a foreign investor in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of common shares of the Fund.

     For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund's "qualified net interest income" (generally, the Fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign investor will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W 8BEN or substitute Form). In the case of common shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain.

     Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of the Fund's distributions will qualify for favorable treatment as qualified net interest income or qualified short-term capital gains.

     Backup Withholding

     The Fund may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action, either prospectively or retroactively. Persons considering an investment in common shares of the Fund should consult their own tax advisers regarding the purchase, ownership and disposition of Fund common shares.

                              GENERAL INFORMATION

Book-Entry-Only Issuance

     The Depository Trust Company ("DTC") will act as securities depository for the common shares offered pursuant to the prospectus. The information in this section concerning DTC and DTC's book-entry system is based upon information obtained from DTC. The securities offered hereby initially will be issued only as fully-registered securities registered in the name of Cede & Co. (as nominee for DTC). One or more fully-registered global security certificates initially will be issued, representing in the aggregate the total number of securities, and deposited with DTC.

     DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC holds securities that its participants deposit with DTC. DTC also facilities the settlement among participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in participants' accounts, thereby eliminating the need for physical movement of securities certificates. Direct DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Access to the DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly through other entities.

     Purchases of securities within the DTC system must be made by or through direct participants, which will receive a credit for the securities on DTC's records. The ownership interest of each actual purchaser of a security, a beneficial owner, is in turn to be recorded on the direct or indirect participants' records. Beneficial owners will not receive written confirmation from DTC of their purchases, but beneficial owners are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the direct or indirect participants through which the beneficial owners purchased securities. Transfers of ownership interests in securities are to be accomplished by entries made on the books of participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their ownership interests in securities, except as provided herein.

     DTC has no knowledge of the actual beneficial owners of the securities being offered pursuant to the prospectus; DTC's records reflect only the identity of the direct participants to whose accounts such securities are credited, which may or may not be the beneficial owners. The participants will remain responsible for keeping account of their holdings on behalf of their customers.

     Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

     Payments on the securities will be made to DTC. DTC's practice is to credit direct participants' accounts on the relevant payment date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payments on such payment date. Payments by participants to beneficial owners will be governed by standing instructions and customary practices and will be the responsibility of such participant and not of DTC or the Fund, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of distributions to DTC is the responsibility of the Fund, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility of direct and indirect participants. Furthermore each beneficial owner must rely on the procedures of DTC to exercise any rights under the securities.

     DTC may discontinue providing its services as securities depository with respect to the securities at any time by giving reasonable notice to the Fund. Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing the securities will be printed and delivered.

Proxy Voting Procedures

     The Fund has adopted the proxy voting procedures of the Investment Adviser and has directed the Investment Adviser to vote all proxies relating to the Fund's voting securities in accordance with such procedures. The proxy voting procedures are attached. They are also on file with the Securities and Exchange Commission and can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 202-551-8090. The proxy voting procedures are also available on the EDGAR Database on the Securities and Exchange Commission's internet site (http://www.sec.gov) and copies of the proxing voting procedures may be obtained, after paying a duplicating fee, by electronic request at the follow E-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

Code of Ethics

     The Fund and the Investment Adviser have adopted a code of ethics. This code of ethics sets forth restrictions on the trading activities of Trustees/directors, officers and employees of the Fund, the Investment Adviser and their affiliates. For example, such persons may not purchase any security for which the Fund has a purchase or sale order pending, or for which such trade is under consideration. In addition, those trustees/directors, officers and employees that are principally involved in investment decisions for client accounts are prohibited from purchasing or selling for their own account for a period of seven days a security that has been traded for a client's account, unless such trade is executed on more favorable terms for the client's account and it is determined that such trade will not adversely affect the client's account. Short-term trading by such Trustee/directors, officers and employees for their own accounts in securities held by a Fund client's account is also restricted. The above examples are subject to certain exceptions and they do not represent all of the trading restrictions and policies set forth by the code of ethics. The code of ethics is on file with the SEC and can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The code of ethics is also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov, and copies of the code of ethics may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102

Joint Code of Ethics for Chief Executive and Senior Financial Officers

     The Fund and the Investment Adviser have adopted a joint Code of Ethics that serves as a code of conduct. The Code of Ethics sets froth policies to guide the chief executive and senior financial officers in the performance of their duties. The code of ethics is on file with the Securities and Exchange Commission and can be review and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 202-551-8090. The Code of Ethics is also available on the EDGAR Database on the Securities and Exchange Commission's Internet site (http://www.sec.gov), and copies of the Code of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following E'mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

                                                                     APPENDIX A


                      GAMCO INVESTORS, INC. and AFFILIATES
------------------------------------------------------------------------------

                   The Voting of Proxies on Behalf of Clients
------------------------------------------------------------------------------


     Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

     These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Gabelli Advisers, Inc. (collectively, the "Advisers") to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers the principal underwriter, or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client's proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.       Proxy Voting Committee

     The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published by GAMCO Investors, Inc. in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

     Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

     In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service ("ISS"), other third-party services, and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer's Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

     All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

     A.  Conflicts of Interest.

         The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of Gabelli & Company, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

         In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

     B.  Operation of Proxy Voting Committee

         For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

         Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

         Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

         If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.  Social Issues and Other Client Guidelines

     If a client has provided special instructions relating to the voting of proxies, they should be noted in the client's account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers' policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III. Client Retention of Voting Rights

     If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

     - Operations
     - Legal Department
     - Proxy Department
     - Investment professional assigned to the account

     In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.  Voting Records

     The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers' staff may request proxy voting records for use in presentations to current or prospective clients. Requests for proxy voting records should be made at least ten days prior to client meetings.

     If a client wishes to receive a proxy voting record on a quarterly, semi-annual or annual basis, please notify the Proxy Voting Department. The reports will be available for mailing approximately ten days after the quarter end of the period. First quarter reports may be delayed since the end of the quarter falls during the height of the proxy season.

     A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

     [Adviser name]
     Attn: Proxy Voting Department One Corporate Center
     Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V.   Voting Procedures

1. Custodian banks, outside brokerage firms and Wexford Clearing Services Corporation are responsible for forwarding proxies directly to GAMCO.

Proxies are received in one of two forms:

o Shareholder Vote Authorization Forms (VAFs) - Issued by ADP. VAFs must be voted through the issuing institution causing a time lag. ADP is an outside service contracted by the various institutions to issue proxy materials.

o    Proxy cards which may be voted directly.


2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Since January 1, 1992, records have been maintained on the Proxy Edge system. The system is backed up regularly. From 1990 through 1991, records were maintained on the PROXY VOTER system and in hardcopy format. Prior to 1990, records were maintained on diskette and in hardcopy format.

PROXY EDGE records include:

     Security Name and Cusip Number
     Date and Type of Meeting (Annual, Special, Contest) Client Name
     Adviser or Fund Account Number
     Directors' Recommendation
     How GAMCO voted for the client on each issue The rationale for the vote when it is appropriate

Records prior to the institution of the PROXY EDGE system include:

     Security name
     Type of Meeting (Annual, Special, Contest)
     Date of Meeting
     Name of Custodian
     Name of Client
     Custodian Account Number
     Adviser or Fund Account Number
     Directors' recommendation
     How the Adviser voted for the client on each issue
     Date the proxy statement was received and by whom Name of person posting the vote
     Date and method by which the vote was cast

o From these records individual client proxy voting records are compiled. It is our policy to provide institutional clients with a proxy voting record during client reviews. In addition, we will supply a proxy voting record at the request of the client on a quarterly, semi-annual or annual basis.

5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6. Shareholder Vote Authorization Forms issued by ADP are always sent directly to a specific individual at ADP.

7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following ways:

o VAFs can be faxed to ADP up until the time of the meeting. This is followed up by the mailing of the original form.

o When a solicitor has been retained, that person is called. At the solicitor's direction, the proxy is faxed.

8. In the case of a proxy contest, records are maintained for each opposing entity.

9. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a "legal proxy" is obtained in the following manner:

o    Banks and brokerage firms using the services at ADP:

The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to ADP. ADP issues individual legal proxies and sends them back via overnight (or the Adviser can pay messenger charges).

Lead time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using ADP may be implemented.

o    Banks and brokerage firms issuing proxies directly:

     The bank is called and/or faxed and a legal proxy is requested. All legal proxies should appoint:

"Representative of [Adviser name] with full power of substitution."

b) The legal proxies are given to the person attending the meeting, along with the following supplemental material:

o A limited Power of Attorney appointing the attendee an Adviser representative.

o A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must "qualify" the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).

o    A sample ERISA and Individual contract.

o    A sample of the annual authorization to vote proxies form.

o    A copy of our most recent Schedule 13D filing (if applicable).

                                   Appendix A

                                Proxy Guidelines

PROXY VOTING GUIDELINES

GENERAL POLICY STATEMENT

It is the policy of GAMCO Investors, Inc. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

BOARD OF DIRECTORS

The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

o    Historical responsiveness to shareholders
         This may include such areas as:
         -     Paying greenmail
         - Failure to adopt shareholder resolutions receiving a majority of shareholder votes
o    Qualifications
o    Nominating committee in place
o    Number of outside directors on the board
o    Attendance at meetings
     Overall performance

SELECTION OF AUDITORS

In general, we support the Board of Directors' recommendation for auditors.

BLANK CHECK PREFERRED STOCK

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

CLASSIFIED BOARD

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board's historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

INCREASE AUTHORIZED COMMON STOCK

The request to increase the amount of authorized shares is considered on a case-by-case basis.

Factors taken into consideration include:

o        Future use of additional shares
         -Stock split

         -Stock option or other executive compensation plan -Finance growth of company/strengthen balance sheet -Aid in restructuring -Improve credit rating -Implement a poison pill or other takeover defense

o Amount of stock currently authorized but not yet issued or reserved for stock option plans

o    Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

CONFIDENTIAL BALLOT

We support the idea that a shareholder's identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

CUMULATIVE VOTING

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

DIRECTOR LIABILITY AND INDEMNIFICATION

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

EQUAL ACCESS TO THE PROXY

The SEC's rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents' written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

FAIR PRICE PROVISIONS

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Note: Congress has imposed a tax on any parachute that is more than three times the executive's average annual compensation.

ANTI-GREENMAIL PROPOSALS

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

LIMIT SHAREHOLDERS' RIGHTS TO CALL SPECIAL MEETINGS

We support the right of shareholders to call a special meeting.

CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger's effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

MILITARY ISSUES

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client's direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

NORTHERN IRELAND

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

OPT OUT OF STATE ANTI-TAKEOVER LAW

This shareholder proposal requests that a company opt out of the coverage of the state's anti-takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company's stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

o    State of Incorporation
o    Management history of responsiveness to shareholders
o    Other mitigating factors

POISON PILL

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

REINCORPORATION

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

STOCK OPTION PLANS

Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

o    Dilution of voting power or earnings per share by more than 10%

o    Kind of stock to be awarded, to whom, when and how much

o    Method of payment

o Amount of stock already authorized but not yet issued under existing stock option plans


SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals' approvals by a simple majority of the shares voting.

LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

                                     PART C

                               OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)      Financial Statements

         Financial Highlights

         Part B

         Statement of Assets and Liabilities December 31, 2006*
         Statement of Operations For the Year Ended December 31, 2006* Statement of Changes in Net Assets*
         Schedule of Investments, December 31, 2006*
         Report of Independent Registered Public Accounting Firm*

------------------

* Incorporated by reference to the Fund's annual report to shareholders included as an exhibit to the Fund's Form N-CSR for the period ended December 31, 2006

(2)      Exhibits

           (a) Agreement and Declaration of Trust of Registrant

           (b) By-Laws of Registrant

           (c) Not applicable

           (d) Form of Specimen Common Share Certificate (1)

           (e) Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan of Registrant (1)

           (f) Not applicable

           (g) Form of Investment Advisory Agreement between Registrant and Gabelli Funds, LLC (1)

           (h) Form of Underwriting Agreement

           (i) Not applicable

           (j) Form of Custodian Contract (1)

           (k) Form of Registrar, Transfer Agency and Service Agreement (1)

           (l) Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP with respect to legality

           (m) Not applicable

           (n) (i)  Consent of Independent Registered Public Accounting Firm
               (ii) Powers of Attorney

           (o) Not applicable

           (p) Form of Initial Subscription Agreement (1)

           (q) Not applicable

           (r) (i)  Code of Ethics of the Fund and the Investment Adviser (1)
               (ii) Code of Conduct for Chief Executive and Senior Financial
                    Officers (1)

--------------------

(1) Previously filed with _______ to the Registration Statement on form N-2 filed on January 12, 2005.

(2) Previously filed with _______ to the Registration Statement on Form N-2 filed on ________, 2005.

Item 26.  Marketing Arrangements

     The information contained under the heading "Plan of Distribution" on page __ of the Prospectus is incorporated by reference, and any information concerning any underwriters will be contained in the accompanying Prospectus Supplement, if any.


Item 27.  Other expenses of Issuance and Distribution

     The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Exchange listing fee................................................... [   ]
SEC Registration fees.................................................. [   ]
Printing/engraving expenses............................................ [   ]
Accounting fees........................................................ [   ]
Legal fees............................................................. [   ]
NASD fee............................................................... [   ]
Miscellaneous.......................................................... [   ]
     Total............................................................. [   ]


Item 28.  Persons Controlled by or Under Common Control with Registrant

     NONE


Item 29.  Number of Holders of Securities as of [     ], 2007

                                                             Number of Record
Title of Class                                                   Holders
--------------                                               -----------------

Common Shares of Beneficial Interest                             [        ]


Item 30.  Indemnification

     Article IV of the Registrant's Agreement and Declaration of Trust provides as follows:

     4.1 No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the general corporation law of the State of Delaware. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability.

     4.2 Mandatory Indemnification. (a) The Trust shall indemnify the Trustees and officers of the Trust (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise (other than, except as authorized by the Trustees, as the plaintiff or complainant) or with which he may be or may have been threatened, while acting in any capacity set forth above in this Section
4.2 by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of
(i) willful misfeasance, (ii) bad faith, (iii) gross negligence (negligence in the case of Affiliated Indemnitees), or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the Trustees.

     (b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (1) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of those Trustees who are neither Interested Persons of the Trust nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or (ii) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion conclude that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

     (c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that he is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (1) the indemnitee shall provide adequate security for his undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances, or
(3) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

     (d) The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

     (e) Notwithstanding the foregoing, subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify Persons providing services to the Trust to the full extent provided by law as if the Trust were a corporation organized under the Delaware General Corporation Law provided that such indemnification has been approved by a majority of the Trustees.

     4.3 No Duty of Investigation; Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

     4.4 Reliance on Experts, etc. Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust's officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the

Trustees, officers or employees of the Trust, regardless of whether such counsel or other person may also be a Trustee.

     Investment Advisory Agreement indemnification provisions to be filed by Amendment.

     Underwriter indemnification provisions to be filed by Amendment.

Item 31. Business and Other Connections of Investment Adviser

     The Investment Adviser, a limited liability company organized under the laws of the State of New York, acts as investment adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 30 to provide a list of the officers and Trustees of the Investment Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Investment Adviser or those officers and Trustees during the past two years, by incorporating by reference the information contained in the Form ADV of the Investment Adviser filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-26202).

Item 32. Location of Accounts and Records

     The accounts and records of the Registrant are maintained in part at the office of the Investment Adviser at One Corporate Center, Rye, New York 10580-1422, in part at the offices of the Custodian, 185 Santilli Highway, Everett, Massachusetts 01249, in part at the offices of the Fund's sub-administrator, PFPC Inc. at 760 Moore Road, King of Prussia, PA 19406, and in part at the offices of American Stock Transfer 59 Maiden Lane, New York, NY 10038.

Item 33. Management Services

     Not applicable.

Item 34. Undertakings

     1. Registrant undertakes to suspend the offering of shares until the prospectus is amended, if subsequent to the effective date of this Registration Statement, its net asset value declines more than ten percent from its net asset value, as of the effective date of the Registration Statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

     2. Not applicable.

     3. Not applicable.

     4. Registrant hereby undertakes:

        (a) to file, during and period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

            (1) to include any prospectus required by Section 10(a)(3) of the
                Securities Act of 1933;

            (2) to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

            (3) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

        (b) that for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

        (c) to remove from registration by means of a pos-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

        (d) that for the purposes of determining any liability under the Securities Act of 1933, each filing of the Company's annual report or quarterly reports pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     5. Registrant undertakes that, for the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

     Registrant undertakes that, for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

     6. Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information constituting Part B of this Registration Statement.

                                   SIGNATURES

     As required by the Securities Act of 1933, as amended, this Registrant's Registration Statement has been signed on behalf of the Registrant, in the City of Rye, State of New York, on the __th day of _________, 2007.


                                           THE GABELLI GLOBAL GOLD, NATURAL
                                           RESOURCES & INCOME TRUST


                                           By:   /s/ Bruce N. Alpert
                                                 -----------------------------
                                                 Bruce N. Alpert
                                                 President and Chief Executive
                                                 Officer

     As required by the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities set forth below on the __th day of_________, 2007.


NAME                                                 TITLE

/s/ Anthony J. Colavita                              Trustee
---------------------------
Anthony J. Colavita


/s/ James P. Conn                                    Trustee
---------------------------
James P. Conn


/s/ Maria d'Urso                                     Trustee
---------------------------
Maria d'Urso


/s/ Vincent D. Ehright                               Trustee
---------------------------
Vincent D. Ehright


/s/ Frank J. Fahrenkopf, Jr.                         Trustee
---------------------------
Frank J. Fahrenkopf, Jr.


/s/ Michael J. Melarkey                              Trustee
---------------------------
Michael J. Melarkey


/s/ Salvatore M. Salibello                           Trustee
---------------------------
Salvatore M. Salibello


/s/ Anthonie C. Van Ekris                            Trustee
---------------------------
Anthonie C. Van Ekris


/s/ Salvatore J. Zizza                               Trustee
---------------------------
Salvatore J. Zizza

                                 EXHIBIT INDEX

EXHIBIT
NUMBER                     DESCRIPTION OF EXHIBIT
------                     ----------------------